UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6453

Fidelity Court Street Trust II
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2006

Item 1. Reports to Stockholders

Fidelity®

Connecticut Municipal
Income Fund

and

Fidelity
Connecticut Municipal
Money Market Fund

Annual Report

November 30, 2006
(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Fidelity Connecticut Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Connecticut Municipal Money Market Fund
Investment Changes/ Performance	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year, and performance information.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED ·MAY LOSE VALUE ·NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Investments - continued

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Fidelity Connecticut Municipal Income Fund
Actual	$ 1,000.00	$ 1,041.30	$ 2.46
Hypothetical A	$ 1,000.00	$ 1,022.66	$ 2.43
Fidelity Connecticut Municipal Money Market Fund
Actual	$ 1,000.00	$ 1,015.70	$ 2.43
Hypothetical A	$ 1,000.00	$ 1,022.66	$ 2.43

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Fidelity Connecticut Municipal Income Fund	.48%
Fidelity Connecticut Municipal Money Market Fund	.48%

Annual Report

Fidelity Connecticut Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity® CT Municipal Income	5.21%	4.82%	5.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Connecticut Municipal Income Fund on November 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Municipal Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Fidelity Connecticut Municipal Income Fund

Comments from Mark Sommer, Portfolio Manager of Fidelity® Connecticut Municipal Income Fund

Strong investor demand and a late-period rally helped municipal bonds post solid returns and take their place as one of the best performing investment-grade debt classes for the 12-month period ending November 30, 2006. Muni bond prices declined during the first half of the period as the Federal Reserve Board raised short-term interest rates to return them to a more "neutral level" and fend off inflation. Beginning in mid-summer 2006, however, munis rebounded amid hopes that the Fed would pause its rate hike campaign. Those hopes were eventually actualized when the central bank left rates unchanged at its August, September and October Open Market Committee meetings. Demand - which was amplified by non-traditional investors such as hedge funds - increased substantially as investors sought out munis for their attractive after-tax yields. Against this backdrop, the Lehman Brothers® Municipal Bond Index - a performance measure of approximately 34,000 investment-grade, fixed-rate, tax-exempt bonds - returned 6.12%. In comparison, the overall taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 5.94%.

During the past year, the fund gained 5.21% and the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index gained 5.82%. The Connecticut municipal bond market slightly trailed the national muni market average, slowed by its relatively high overall credit quality and reduced interest rate sensitivity in a year when lower-quality and more-rate-sensitive investments performed best. The fund's returns relative to the index were helped by its overweighting in bonds that were prerefunded during the period, a process that helped boost the bonds' returns. My decision to overweight longer-term bonds worked in the fund's favor as they outpaced their shorter-term counterparts. Although I emphasized various maturities, I kept the fund's overall duration - meaning its interest rate sensitivity - in line with the index, a strategy which had no meaningful impact on performance. Detracting from returns was my decision to overweight high-quality bonds, which lagged lower-quality securities. Among the fund's high-quality holdings were bonds issued in Puerto Rico, which are free from federal and state taxes and offered what I felt were better values in some cases than bonds issued in Connecticut.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Connecticut Municipal Income Fund

Investment Changes

Top Five Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	30.8	26.5
Escrowed/Pre-Refunded	16.7	21.7
Special Tax	14.5	14.3
Health Care	8.3	7.4
Education	6.8	7.4
Average Years to Maturity as of November 30, 2006
		6 months ago
Years	11.8	11.8
Average years to maturity is based on the average time remaining to the stated maturity date of each bond, weighted by the market value of each bond.
Duration as of November 30, 2006
6 months ago
Years	5.9	5.9

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of November 30, 2006	As of May 31, 2006
AAA 76.0%	AAA 75.9%
AA,A 17.9%	AA,A 18.1%
BBB 2.1%	BBB 1.5%
BB and Below 0.1%	BB and Below 0.1%
Not Rated 1.3%	Not Rated 0.9%
Short-Term Investments and Net Other Assets 2.6%	Short-Term Investments and Net Other Assets 3.5%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Annual Report

Fidelity Connecticut Municipal Income Fund

Investments November 30, 2006

Showing Percentage of Net Assets

Municipal Bonds - 97.4%
	Principal Amount	Value (Note 1)
Connecticut - 87.0%
Branford Gen. Oblig. 5.25% 5/15/13 (MBIA Insured)	$ 500,000	$ 542,560
Bridgeport Gen. Oblig.:
Series 2001 C:
5.375% 8/15/12 (Pre-Refunded to 8/15/11 @ 100) (d)	3,290,000	3,556,227
5.375% 8/15/14 (Pre-Refunded to 8/15/11 @ 100) (d)	2,305,000	2,491,521
Series 2002 A, 5.375% 8/15/19 (FGIC Insured)	3,000,000	3,273,420
Series 2006 B:
5% 12/1/14 (FSA Insured)	1,655,000	1,821,857
5% 12/1/17 (FSA Insured)	1,830,000	2,020,723
5% 12/1/18 (FSA Insured)	1,635,000	1,798,238
Series A:
5.25% 8/15/16 (MBIA Insured)	1,320,000	1,461,438
6% 7/15/11 (Pre-Refunded to 7/15/10 @ 101) (d)	1,700,000	1,856,111
Cap. City Econ. Dev. Auth. Series 2004 A, 5% 6/15/15 (FSA Insured)	1,705,000	1,858,808
Connecticut Arpt. Rev. (Bradley Int'l. Arpt. Proj.) Series A:
5.125% 10/1/31 (FGIC Insured) (c)	5,865,000	6,146,637
5.25% 10/1/09 (FGIC Insured) (c)	2,100,000	2,180,640
5.25% 10/1/10 (FGIC Insured) (c)	3,390,000	3,560,687
5.25% 10/1/11 (FGIC Insured) (c)	4,150,000	4,403,233
5.25% 10/1/12 (FGIC Insured) (c)	4,075,000	4,339,508
Connecticut Clean Wtr. Fund Rev. 6% 10/1/12	6,000,000	6,609,900
Connecticut Dev. Auth. Poll. Cont. Rev. (United Illuminating Co. Proj.) 3%, tender 2/1/09 (b)	3,240,000	3,164,476
Connecticut Dev. Auth. Wtr. Facilities Rev.:
(Aquatron Wtr. Corp., Proj.) 4.7% 7/1/36 (XL Cap. Assurance, Inc. Insured) (c)	5,000,000	5,061,400
(Bridgeport Hydraulic Proj.) 6.15% 4/1/35 (MBIA Insured) (c)	3,000,000	3,079,650
Connecticut Gen. Oblig.:
Series 2001 D:
5.125% 11/15/15 (Pre-Refunded to 11/15/11 @ 100) (d)	3,215,000	3,444,230
5.125% 11/15/18 (Pre-Refunded to 11/15/11 @ 100) (d)	5,995,000	6,422,444
Series 2002 D, 5.375% 11/15/21 (Pre-Refunded to 11/15/12 @ 100) (d)	5,000,000	5,499,100
Series 2002 E, 5.5% 11/15/12 (FSA Insured)	3,000,000	3,319,440
Series 2003 E, 5.25% 8/15/17 (Pre-Refunded to 8/15/13 @ 100) (d)	3,295,000	3,634,253
Series 2004 A, 5% 3/1/15 (MBIA Insured)	5,000,000	5,452,300
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Gen. Oblig.: - continued
Series B:
5% 6/1/15 (MBIA Insured)	$ 7,500,000	$ 8,199,300
5.25% 6/1/18 (AMBAC Insured)	3,150,000	3,606,750
5.25% 6/1/19 (AMBAC Insured)	10,000,000	11,517,300
5.25% 6/1/20 (AMBAC Insured)	8,270,000	9,573,848
5.375% 6/15/13 (Pre-Refunded to 6/15/11 @ 100) (d)	6,325,000	6,806,586
5.375% 6/15/18 (Pre-Refunded to 6/15/11 @ 100) (d)	8,840,000	9,513,078
Series C, 5% 6/1/13	5,000,000	5,413,850
Series D:
5% 11/1/15	5,000,000	5,517,100
5.375% 11/15/16 (Pre-Refunded to 11/15/12 @ 100) (d)	5,000,000	5,499,100
5.375% 11/15/18 (Pre-Refunded to 11/15/12 @ 100) (d)	5,000,000	5,499,100
5.375% 11/15/20 (Pre-Refunded to 11/15/12 @ 100) (d)	2,435,000	2,678,062
Series E, 6% 3/15/12 (Escrowed to Maturity) (d)	35,000	39,092
Connecticut Gen. Oblig. Rev. (Revolving Fund Ln. Prog.) Series 2003 A, 5% 10/1/17	2,000,000	2,164,160
Connecticut Health & Edl. Facilities Auth. Rev.:
(Danbury Hosp. Proj.) Series G, 5.625% 7/1/25 (AMBAC Insured)	4,695,000	4,950,267
(Eastern Connecticut Health Network Proj.) 5.125% 7/1/30	1,500,000	1,588,995
(Hebrew Home & Hosp. Proj.) Series B:
5.15% 8/1/28	2,370,000	2,467,241
5.2% 8/1/38	4,190,000	4,349,388
(Loomis Chaffee School Proj.):
Series E, 5% 7/1/25	1,000,000	1,055,730
5.5% 7/1/26 (MBIA Insured)	610,000	616,722
(Lutheran Gen. Health Care Sys. Proj.) 7.375% 7/1/19 (Escrowed to Maturity) (d)	2,940,000	3,575,422
(New Britain Gen. Hosp. Proj.) Series B, 6% 7/1/24 (AMBAC Insured)	1,940,000	1,941,494
(Saint Raphael Hosp. Proj.) Series H:
5.25% 7/1/14 (AMBAC Insured)	4,050,000	4,492,179
6.5% 7/1/11 (AMBAC Insured)	3,280,000	3,684,949
6.5% 7/1/13 (AMBAC Insured)	3,125,000	3,657,063
(Yale Univ. Proj.):
Series W, 5.125% 7/1/27	13,000,000	13,495,560
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Health & Edl. Facilities Auth. Rev.: - continued
(Yale Univ. Proj.):
Series X1, 5% 7/1/42	$ 13,515,000	$ 14,304,944
(Yale-New Haven Hosp., Ct Proj.) Series J-1:
5% 7/1/17 (AMBAC Insured)	3,095,000	3,419,387
5% 7/1/18 (AMBAC Insured)	3,020,000	3,323,721
5% 7/1/19 (AMBAC Insured)	2,035,000	2,232,802
Connecticut Higher Ed. Supplemental Ln. Auth. Rev. (Family Ed. Ln. Prog.) Series A, 5.5% 11/15/09 (c)	350,000	350,081
Connecticut Muni. Elec. Energy Coop. Pwr. Supply Sys. Rev. Series A, 5% 1/1/12 (AMBAC Insured) (a)	1,520,000	1,624,348
Connecticut Resource Recovery Auth. Resource Recovery Rev. (Fuel Co. Proj.) Series A:
5.125% 11/15/13 (MBIA Insured) (c)	3,000,000	3,098,220
5.5% 11/15/09 (MBIA Insured) (c)	5,500,000	5,702,620
Connecticut Spl. Tax Oblig. Rev. (Trans. Infrastructure Proj.):
Series A:
5% 7/1/15 (MBIA Insured)	5,010,000	5,542,713
5% 7/1/18 (AMBAC Insured)	2,000,000	2,186,380
5% 7/1/23 (AMBAC Insured)	3,260,000	3,526,472
7.125% 6/1/10	3,550,000	3,842,272
Series B:
5% 1/1/15 (FGIC Insured)	8,910,000	9,711,544
5.25% 7/1/16 (AMBAC Insured)	7,635,000	8,640,606
6.125% 9/1/12	7,130,000	7,845,210
6.5% 10/1/12	7,100,000	8,132,269
Fairfield Gen. Oblig. 5% 1/1/14	1,835,000	2,009,692
Greater New Haven Wtr. Poll. Cont. Auth. Reg'l. Wastewtr. Sys. Rev. Series A, 5% 8/15/35 (MBIA Insured)	1,000,000	1,075,330
Hartford Gen. Oblig.:
Series 2005 D:
5% 9/1/19 (MBIA Insured)	1,700,000	1,847,764
5% 9/1/22 (MBIA Insured)	1,700,000	1,841,185
Series A, 5.25% 8/1/15 (FSA Insured)	1,335,000	1,497,510
Naugatuck Ctfs. of Prtn. (Incineration Facilities Proj.) Series A:
5% 6/15/14 (AMBAC Insured) (c)	1,335,000	1,409,413
5% 6/15/17 (AMBAC Insured) (c)	775,000	818,989
Naugatuck Gen. Oblig.:
5.875% 2/15/21 (AMBAC Insured)	3,330,000	3,728,568
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Naugatuck Gen. Oblig.: - continued
7.4% 9/1/08 (MBIA Insured)	$ 370,000	$ 394,109
New Britain Gen. Oblig.:
Series B, 6% 3/1/12 (MBIA Insured)	2,000,000	2,156,220
6% 2/1/12 (MBIA Insured)	400,000	446,576
New Haven Air Rights Parking Facility Rev. 5.375% 12/1/11 (AMBAC Insured)	1,165,000	1,264,200
New Haven Gen. Oblig.:
Series C:
5.125% 11/1/16 (Escrowed to Maturity) (d)	30,000	33,782
5.125% 11/1/16 (Pre-Refunded to 11/1/12 @ 101) (d)	3,470,000	3,796,631
5% 2/1/14 (MBIA Insured)	2,080,000	2,273,128
5% 2/1/15 (MBIA Insured)	1,705,000	1,878,654
5% 11/1/15 (AMBAC Insured)	2,575,000	2,841,307
5% 11/1/16 (AMBAC Insured)	6,000,000	6,657,540
5% 2/1/20 (MBIA Insured)	1,925,000	2,087,008
5% 2/1/20 (Pre-Refunded to 2/1/15 @ 100) (d)	505,000	555,682
New Milford Gen. Oblig.:
5% 1/15/15 (AMBAC Insured)	1,025,000	1,128,915
5% 1/15/16 (AMBAC Insured)	1,025,000	1,137,268
5% 1/15/17 (AMBAC Insured)	1,025,000	1,142,916
North Thompsonville Fire District #10 6.75% 6/1/08 (MBIA Insured)	190,000	198,883
South Central Reg'l. Wtr. Auth. Wtr. Sys. Rev. Series 18B1, 5% 8/1/28 (MBIA Insured)	4,655,000	4,981,316
Stamford Gen. Oblig.:
5.25% 7/15/12	2,810,000	2,890,282
5.25% 7/15/14	6,565,000	7,237,584
5.25% 7/15/15	3,000,000	3,301,770
5.25% 2/1/21 (Pre-Refunded to 2/1/14 @ 100) (d)	1,045,000	1,157,034
5.25% 2/1/24 (Pre-Refunded to 2/1/14 @ 100) (d)	1,070,000	1,184,715
5.5% 7/15/13	2,675,000	2,949,616
5.5% 7/15/14	1,250,000	1,379,663
Stamford Hsg. Auth. Multi-family Rev. (Fairfield Apts. Proj.) 4.75%, tender 12/1/08 (b)(c)	6,000,000	6,076,620
Trumbull Gen. Oblig. 5% 1/15/17 (AMBAC Insured)	1,100,000	1,193,665
Univ. of Connecticut Series A, 5% 1/15/17 (MBIA Insured)	2,000,000	2,170,300
Watertown Gen. Oblig. 5% 8/1/18 (MBIA Insured)	1,060,000	1,170,410
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
West Hartford Gen. Oblig. Series A:
5% 1/15/14	$ 1,135,000	$ 1,243,563
5% 1/15/15	1,135,000	1,247,059
5% 1/15/16	1,135,000	1,240,714
West Haven Gen. Oblig. 5% 7/1/15 (MBIA Insured)	2,480,000	2,743,698
		376,774,005
Guam - 0.4%
Guam Ed. Fing. Foundation Series A, 5% 10/1/14	1,000,000	1,073,490
Guam Wtrwks. Auth. Wtr. and Wastewtr. Sys. Rev. 5.875% 7/1/35	470,000	507,229
		1,580,719
Puerto Rico - 10.0%
Puerto Rico Commonwealth Gen. Oblig. Series A, 5.5% 7/1/18 (MBIA Insured)	1,820,000	2,124,195
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series 1996 Y, 5% 7/1/36 (FSA Insured)	2,950,000	3,192,372
Series Y, 5.5% 7/1/36 (FSA Insured)	1,500,000	1,708,155
Puerto Rico Commonwealth Infrastructure Fing. Auth.:
Series 2000 A, 5.5% 10/1/40 (Escrowed to Maturity) (d)	4,565,000	4,893,132
Series C, 5.5% 7/1/17 (AMBAC Insured)	6,000,000	6,954,780
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.:
Series HH, 5.25% 7/1/29 (FSA Insured)	13,235,000	14,095,407
Series JJ, 5.25% 7/1/15 (MBIA Insured)	5,000,000	5,611,550
Series QQ:
5.25% 7/1/14 (XL Cap. Assurance, Inc. Insured)	1,300,000	1,441,934
Series QQ:
5.5% 7/1/18 (XL Cap. Assurance, Inc. Insured)	800,000	929,616
Puerto Rico Muni. Fin. Agcy. Series 2005 C, 5.25% 8/1/17 (FSA Insured)	2,000,000	2,276,520
		43,227,661
TOTAL INVESTMENT PORTFOLIO - 97.4% (Cost $406,187,909)		421,582,385
NET OTHER ASSETS - 2.6%		11,202,716
NET ASSETS - 100%		$ 432,785,101
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis. Interest rate to be determined at settlement date.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	30.8%
Escrowed/Pre-Refunded	16.7%
Special Tax	14.5%
Health Care	8.3%
Education	6.8%
Electric Utilities	6.2%
Water & Sewer	5.2%
Others* (individually less than 5%)	11.5%
100.0%
*Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Fidelity Connecticut Municipal Income Fund

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $406,187,909)		$ 421,582,385
Cash		7,071,483
Receivable for fund shares sold		52,811
Interest receivable		6,387,414
Other receivables		56,576
Total assets		435,150,669

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 1,619,879
Payable for fund shares redeemed	106,960
Distributions payable	399,137
Accrued management fee	132,043
Other affiliated payables	66,865
Other payables and accrued expenses	40,684
Total liabilities		2,365,568

Net Assets		$ 432,785,101
Net Assets consist of:
Paid in capital		$ 414,084,909
Undistributed net investment income		2,333
Accumulated undistributed net realized gain (loss) on investments		3,303,383
Net unrealized appreciation (depreciation) on investments		15,394,476
Net Assets, for 37,660,706 shares outstanding		$ 432,785,101
Net Asset Value, offering price and redemption price per share ($432,785,101 ÷ 37,660,706 shares)		$ 11.49

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Income Fund

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2006

Investment Income
Interest		$ 18,436,256

Expenses
Management fee	$ 1,577,755
Transfer agent fees	287,022
Accounting fees and expenses	106,542
Custodian fees and expenses	6,914
Independent trustees' compensation	1,679
Registration fees	20,982
Audit	51,613
Legal	5,322
Miscellaneous	4,159
Total expenses before reductions	2,061,988
Expense reductions	(289,220)	1,772,768
Net investment income		16,663,488
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,256,664
Futures contracts	25,158
Total net realized gain (loss)		3,281,822
Change in net unrealized appreciation (depreciation) on investment securities		1,728,089
Net gain (loss)		5,009,911
Net increase (decrease) in net assets resulting from operations		$ 21,673,399

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 16,663,488	$ 17,365,867
Net realized gain (loss)	3,281,822	4,677,407
Change in net unrealized appreciation (depreciation)	1,728,089	(10,537,551)
Net increase (decrease) in net assets resulting from operations	21,673,399	11,505,723
Distributions to shareholders from net investment income	(16,651,892)	(17,318,110)
Distributions to shareholders from net realized gain	(3,980,932)	(2,741,730)
Total distributions	(20,632,824)	(20,059,840)
Share transactions Proceeds from sales of shares	71,533,839	66,228,118
Reinvestment of distributions	14,699,737	14,391,152
Cost of shares redeemed	(88,973,643)	(64,366,400)
Net increase (decrease) in net assets resulting from share transactions	(2,740,067)	16,252,870
Redemption fees	1,298	1,512
Total increase (decrease) in net assets	(1,698,194)	7,700,265

Net Assets
Beginning of period	434,483,295	426,783,030
End of period (including undistributed net investment income of $2,333 and distributions in excess of net investment income of $2,721, respectively)	$ 432,785,101	$ 434,483,295
Other Information Shares
Sold	6,307,680	5,690,479
Issued in reinvestment of distributions	1,295,433	1,237,566
Redeemed	(7,859,270)	(5,547,119)
Net increase (decrease)	(256,157)	1,380,926

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 11.68	$ 11.91	$ 11.69	$ 11.51
Income from Investment Operations
Net investment income B	.443	.461	.477	.489	.497
Net realized and unrealized gain (loss)	.135	(.146)	(.115)	.253	.249
Total from investment operations	.578	.315	.362	.742	.746
Distributions from net investment income	(.443)	(.460)	(.477)	(.487)	(.497)
Distributions from net realized gain	(.105)	(.075)	(.115)	(.035)	(.069)
Total distributions	(.548)	(.535)	(.592)	(.522)	(.566)
Redemption fees added to paid in capital B, D	-	-	-	-	-
Net asset value, end of period	$ 11.49	$ 11.46	$ 11.68	$ 11.91	$ 11.69
Total Return A	5.21%	2.72%	3.11%	6.45%	6.64%
Ratios to Average Net Assets C
Expenses before reductions	.48%	.49%	.49%	.50%	.50%
Expenses net of fee waivers, if any	.48%	.49%	.49%	.50%	.50%
Expenses net of all reductions	.42%	.47%	.48%	.49%	.46%
Net investment income	3.91%	3.96%	4.05%	4.11%	4.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 432,785	$ 434,483	$ 426,783	$ 438,534	$ 455,676
Portfolio turnover rate	23%	16%	12%	14%	18%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Investment Changes/Performance

Maturity Diversification
Days	% of fund's investments 11/30/06	% of fund's investments 5/31/06	% of fund's investments 11/30/05
0 - 30	89.4	84.9	88.7
31 - 90	1.7	5.6	3.0
91 - 180	2.8	6.7	3.6
181 - 397	6.1	2.8	4.7
Weighted Average Maturity
	11/30/06	5/31/06	11/30/05
Fidelity Connecticut Municipal Money Market Fund	29 Days	26 Days	26 Days
Connecticut Tax-Free Money Market Funds Average*	29 Days	25 Days	32 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2006	As of May 31, 2006
Variable Rate Demand Notes (VRDNs) 80.8%	Variable Rate Demand Notes (VRDNs) 76.3%
Commercial Paper (including CP Mode) 2.5%	Commercial Paper (including CP Mode) 3.8%
Tender Bonds 0.0%	Tender Bonds 2.1%
Municipal Notes 9.0%	Municipal Notes 8.1%
Fidelity Municipal Cash Central Fund 3.0%	Fidelity Municipal Cash Central Fund 4.4%
Other Investments 0.6%	Other Investments 1.7%
Net Other Assets 4.1%	Net Other Assets 3.6%

Current and Historical Seven-Day Yields
	11/27/06	8/28/06	5/29/06	2/27/06	11/28/05
Fidelity Connecticut Municipal Money Market Fund	3.19%	3.09%	2.93%	2.68%	2.62%
If Fidelity had not reimbursed certain fund expenses	3.18%	3.10%	2.92%	2.61%	2.58%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it is possible to lose money by investing in the fund.

*Source: iMoneyNet, Inc.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Investments November 30, 2006

Showing Percentage of Net Assets

Municipal Securities - 95.9%
	Principal Amount	Value (Note 1)
Connecticut - 81.6%
Bridgeport Gen. Oblig.:
Participating VRDN:
Series ROC II R182, 3.51% (Liquidity Facility Citibank NA) (a)(e)	$ 2,865,000	$ 2,865,000
Series ROC II R45, 3.51% (Liquidity Facility Citibank NA) (a)(e)	10,110,000	10,110,000
TAN 3.75% 2/1/07	14,900,000	14,901,043
Connecticut Arpt. Rev. Participating VRDN Series MSTC 01 129, 3.5% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	17,915,000	17,915,000
Connecticut Dev. Auth. Health Care Rev. (Corp. for Independent Living Proj.):
Series 1990, 3.47%, LOC JPMorgan Chase Bank, VRDN (a)	32,690,000	32,690,000
Series 1999, 3.47%, LOC Dexia Cr. Local de France, VRDN (a)	5,050,000	5,050,000
Connecticut Dev. Auth. Indl. Dev. Rev. (W.E. Bassett Co. Proj.) Series 1986, 3.8%, LOC Bank of America NA, VRDN (a)(d)	200,000	200,000
Connecticut Dev. Auth. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.) Series 1999, 3.6% tender 2/2/07, CP mode	10,000,000	10,000,000
Connecticut Dev. Auth. Wtr. Facilities Rev.:
Participating VRDN Series PA 1250, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	7,650,000	7,650,000
(Connecticut Wtr. Co. Proj.) Series 2004 A, 3.5%, LOC Citizens Bank of Rhode Island, VRDN (a)(d)	1,250,000	1,250,000
Connecticut Gen. Oblig.:
Bonds Series 2000 C, 5.25% 12/15/06	1,775,000	1,776,145
Participating VRDN:
Series 1518, 3.5% (Liquidity Facility Morgan Stanley) (a)(e)	24,750,000	24,750,000
Series 75, 3.52% (Liquidity Facility Goldman Sachs Group, Inc.) (a)(e)	6,300,000	6,300,000
Series BA 02 A, 3.51% (Liquidity Facility Bank of America NA) (a)(e)	4,815,000	4,815,000
Series EGL 01 701, 3.52% (Liquidity Facility Citibank NA) (a)(e)	20,000,000	20,000,000
Series Floaters 01 681, 3.5% (Liquidity Facility Morgan Stanley) (a)(e)	10,240,000	10,240,000
Series MS 00 514, 3.5% (Liquidity Facility Morgan Stanley) (a)(e)	9,695,000	9,695,000
Series MS 01 1395, 3.5% (Liquidity Facility Morgan Stanley) (a)(e)	16,000,000	16,000,000
Series MS 01 571, 3.5% (Liquidity Facility Morgan Stanley) (a)(e)	24,520,000	24,520,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Gen. Oblig.: - continued
Participating VRDN:
Series PA 888R, 3.5% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	$ 4,995,000	$ 4,995,000
Series PT 1246, 3.5% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	6,100,000	6,100,000
Series PT 1409, 3.5% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	12,295,000	12,295,000
Series PT 2223, 3.5% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	10,725,000	10,725,000
Series PT 2532, 3.5% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	5,295,000	5,295,000
Series PT 2693, 3.5% (Liquidity Facility Dexia Cr. Local de France) (a)(e)	44,405,000	44,405,000
Series Putter 1550, 3.51% (Liquidity Facility JPMorgan Chase Bank) (a)(e)	6,880,000	6,880,000
Series Putters 320, 3.51% (Liquidity Facility JPMorgan Chase & Co.) (a)(e)	6,620,000	6,620,000
Series ROC II R1064, 3.51% (Liquidity Facility Citigroup, Inc.) (a)(e)	6,745,000	6,745,000
Series ROC II R3013, 3.51% (Liquidity Facility Citigroup, Inc.) (a)(e)	5,245,000	5,245,000
Series ROC II R4009, 3.51% (Liquidity Facility Citigroup, Inc.) (a)(e)	18,630,000	18,630,000
Series ROC II R4048, 3.51% (Liquidity Facility Citigroup, Inc.) (a)(e)	5,175,000	5,175,000
Series 2004 A, 3.53% (Liquidity Facility Landesbank Hessen-Thuringen), VRDN (a)	41,320,000	41,320,000
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds (Yale Univ. Ct Proj.) Series S-1, 3.71% tender 12/1/06, CP mode	13,300,000	13,300,000
Participating VRDN:
Series AAB 05 59, 3.51% (Liquidity Facility ABN-AMRO Bank NV) (a)(e)	12,495,000	12,495,000
Series EGL 02 6027 Class A, 3.52% (Liquidity Facility Bayerische Landesbank (UNGTD)) (a)(e)	19,805,000	19,805,000
Series EGL 04 19 Class A, 3.52% (Liquidity Facility Citibank NA) (a)(e)	14,850,000	14,850,000
Series LB 05 K6, 3.56% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (a)(e)	9,230,000	9,230,000
Series MS 06 1353, 3.5% (Liquidity Facility Morgan Stanley) (a)(e)	2,627,500	2,627,500
(Charlotte Hungerford Hosp. Proj.) Series C, 3.47%, LOC Bank of America NA, VRDN (a)	3,105,000	3,105,000
(Greenwich Family YMCA Proj.) Series A, 3.48%, LOC Bank of New York, New York, VRDN (a)	5,000,000	5,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Health & Edl. Facilities Auth. Rev.: - continued
(Sacred Heart Univ. Proj.) 3.46%, LOC Bank of America NA, VRDN (a)	$ 4,630,000	$ 4,630,000
(Univ. of New Haven Proj.):
Series 2005 E, 3.46%, LOC Wachovia Bank NA, VRDN (a)	11,900,000	11,900,000
3.46%, LOC Wachovia Bank NA, VRDN (a)	7,445,000	7,445,000
Connecticut Home Fin. Auth. Participating VRDN:
Series 06-K73, 3.61% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (a)(d)(e)	7,725,000	7,725,000
Series 06-P62U, 3.61% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (a)(d)(e)	11,000,000	11,000,000
Connecticut Hsg. Fin. Auth.:
Participating VRDN:
Series BA 99 D, 3.51% (Liquidity Facility Bank of America NA) (a)(d)(e)	19,995,000	19,995,000
Series LB 05 L14, 3.61% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (a)(d)(e)	9,000,000	9,000,000
Series MT 37, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	1,165,000	1,165,000
Series MT 38, 3.53% (Liquidity Facility Landesbank Hessen-Thuringen) (a)(d)(e)	80,000	80,000
Series MT 63, 3.53% (Liquidity Facility Landesbank Hessen-Thuringen) (a)(d)(e)	30,000	30,000
Series PT 2337, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	95,000	95,000
Series PT 2817, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	25,000	25,000
Series PT 3628, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	4,775,000	4,775,000
Series ROC II R402, 3.54% (Liquidity Facility Citibank NA) (a)(d)(e)	3,895,000	3,895,000
(Connecticut Gen. Hsg. Proj.) Series 2001 B4, 3.49% (AMBAC Insured), VRDN (a)(d)	3,320,000	3,320,000
Series 1990 C, 3.58% (Liquidity Facility Fed. Home Ln. Bank of Boston), VRDN (a)(d)	7,085,000	7,085,000
Series 1990 D, 3.58% (Liquidity Facility Fed. Home Ln. Bank of Boston), VRDN (a)(d)	12,680,000	12,680,000
Series 2001 A3, 3.52% (AMBAC Insured), VRDN (a)(d)	11,000,000	11,000,000
Series 2002 A3, 3.49% (AMBAC Insured), VRDN (a)(d)	20,000,000	20,000,000
Series 2002 B3, 3.52% (AMBAC Insured), VRDN (a)(d)	35,900,000	35,900,000
Series 2002 F2, 3.49% (AMBAC Insured), VRDN (a)(d)	36,500,000	36,500,000
Series 2006 A2, 3.52% (AMBAC Insured), VRDN (a)(d)	37,395,000	37,395,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Hsg. Fin. Auth.: - continued
Subseries 2005 A4:
3.52% (AMBAC Insured), VRDN (a)(d)	$ 5,300,000	$ 5,300,000
3.52% (AMBAC Insured), VRDN (a)(d)	20,000,000	20,000,000
Subseries 2005 B2, 3.49% (AMBAC Insured), VRDN (a)(d)	20,650,000	20,650,000
Subseries 2006 B2, 3.49% (AMBAC Insured), VRDN (a)(d)	89,200,000	89,200,000
Connecticut Spl. Tax Oblig. Rev.:
Bonds 5% 10/1/07 (FSA Insured)	6,925,000	7,011,528
Participating VRDN:
Series MS 01 735, 3.5% (Liquidity Facility Morgan Stanley) (a)(e)	9,200,000	9,200,000
Series MT 75, 3.5% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	13,790,000	13,790,000
Series PA 1039R, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	3,530,000	3,530,000
Series PA 966R, 3.5% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	5,495,000	5,495,000
Series Putters 612, 3.51% (Liquidity Facility JPMorgan Chase & Co.) (a)(e)	5,220,000	5,220,000
Series ROC II R122, 3.51% (Liquidity Facility Citibank NA) (a)(e)	12,265,000	12,265,000
Series ROC II R4068 3.51% (Liquidity Facility Citigroup, Inc.) (a)(e)	4,965,000	4,965,000
(Trans. Infrastructure Proj.):
Series 1, 3.47% (FSA Insured), VRDN (a)	63,100,000	63,100,000
Series 2003 1, 3.53% (AMBAC Insured), VRDN (a)	40,665,000	40,665,000
Series 2003 2, 3.53% (AMBAC Insured), VRDN (a)	52,000,000	52,000,000
Groton Town Gen. Oblig. BAN 4% 10/30/07	20,000,000	20,075,957
Hartford County Metropolitan District BAN 4.5% 3/15/07	23,600,000	23,651,118
New Haven Gen. Oblig.:
3.6% 12/8/06, LOC Landesbank Hessen-Thuringen, CP	3,000,000	3,000,000
3.6% 12/12/06, LOC Landesbank Hessen-Thuringen, CP	3,880,000	3,880,000
3.63% 12/12/06, LOC Landesbank Hessen-Thuringen, CP	5,900,000	5,900,000
Oxford Gen. Oblig. BAN 4% 11/1/07	25,585,000	25,686,899
Plainfield Gen. Oblig. BAN 4% 7/9/07	23,915,000	23,989,664
South Central Reg'l. Wtr. Auth. Wtr. Sys. Rev.:
Participating VRDN Series EGL 06 75 Class A, 3.52% (Liquidity Facility Citibank NA) (a)(e)	7,005,000	7,005,000
Series 18B, 3.47% (MBIA Insured), VRDN (a)	11,805,000	11,805,000
Town of Avon BAN 4% 10/26/07	11,070,000	11,112,324
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Univ. of Connecticut Participating VRDN Series PA 1255, 3.5% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	$ 3,850,000	$ 3,850,000
Waterford Gen. Oblig. BAN 4.5% 4/30/07	16,425,000	16,477,727
Weston Gen. Oblig. Participating VRDN Series ROC II R6501, 3.51% (Liquidity Facility Citigroup, Inc.) (a)(e)	1,850,000	1,850,000
		1,231,884,905
Puerto Rico - 10.9%
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN:
Series Merlots 00 EE, 3.49% (Liquidity Facility Wachovia Bank NA) (a)(e)	9,395,000	9,395,000
Series MS 06 1443, 3.51% (Liquidity Facility Morgan Stanley) (a)(e)	7,870,000	7,870,000
Series MS 975, 3.48% (Liquidity Facility Morgan Stanley) (a)(e)	10,000,000	10,000,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Participating VRDN:
Series MS 969, 3.48% (Liquidity Facility Morgan Stanley) (a)(e)	3,315,000	3,315,000
3.48% (Liquidity Facility Citibank NA) (a)(e)	2,400,000	2,400,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev. Participating VRDN:
Series MACN 05 N, 3.49% (Liquidity Facility Bank of America NA) (a)(e)	9,200,000	9,200,000
Series MACN 06 H, 3.49% (Liquidity Facility Bank of America NA) (a)(e)	5,475,000	5,475,000
Series Merlots 00 FFF, 3.49% (Liquidity Facility Wachovia Bank NA) (a)(e)	5,930,000	5,930,000
Series Merlots 05 A20, 3.49% (Liquidity Facility Bank of New York, New York) (a)(e)	4,105,000	4,105,000
Series Merlots 98 B8, 3.49% (Liquidity Facility Wachovia Bank NA) (a)(e)	5,140,000	5,140,000
Series RobIns 14, 3.51% (Liquidity Facility Bank of New York, New York) (a)(e)	11,975,000	11,975,000
Series ROC II R 636CE, 3.5% (Liquidity Facility Citigroup, Inc.) (a)(e)	15,800,000	15,800,000
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN:
Series EGL 00 5101 Class A, 3.51% (Liquidity Facility Citibank NA) (a)(e)	10,000,000	10,000,000
Series Merlots 00 A15, 3.49% (Liquidity Facility Bank of New York, New York) (a)(e)	11,985,000	11,985,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Puerto Rico - continued
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN: - continued
Series PA 1409, 3.5% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	$ 4,950,000	$ 4,950,000
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN:
Series EGL 06 102 Class A, 3.49% (Liquidity Facility Citibank NA) (a)(e)	6,500,000	6,500,000
Series Floaters 682, 3.48% (Liquidity Facility Morgan Stanley) (a)(e)	3,580,000	3,580,000
Series MS 1276, 3.48% (Liquidity Facility Morgan Stanley) (a)(e)	6,700,000	6,700,000
Series MSDW 00 482, 3.48% (Liquidity Facility Morgan Stanley) (a)(e)	7,170,000	7,170,000
Series Putters 147, 3.47% (Liquidity Facility JPMorgan Chase Bank) (a)(e)	1,100,000	1,100,000
Series RobIns 16, 3.51% (Liquidity Facility Bank of New York, New York) (a)(e)	4,570,000	4,570,000
Puerto Rico Govt. Dev. Bank Participating VRDN Series MT 254, 3.5% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	9,000,000	9,000,000
Puerto Rico Indl., Tourist, Edl., Med. & Envir. Cont. Facilities Fing. Auth. (Ana G. Mendez Univ. Sys. Proj.) Series 1998, 3.56%, LOC Banco Santander Central Hispano SA, VRDN (a)	1,700,000	1,700,000
Puerto Rico Muni. Fin. Agcy. Participating VRDN:
Series MS 00 225, 3.48% (Liquidity Facility Morgan Stanley) (a)(e)	2,335,000	2,335,000
Series MT 212, 3.48% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	4,935,000	4,935,000
		165,130,000
Virgin Islands - 0.4%
Virgin Islands Pub. Fin. Auth. Rev. Participating VRDN Series MS 06 1409, 3.48% (Liquidity Facility Morgan Stanley) (a)(e)	6,115,000	6,115,000
Municipal Securities - continued
	Shares	Value (Note 1)
Other - 3.0%
Fidelity Municipal Cash Central Fund, 3.68% (b)(c)	45,197,026	$ 45,197,026
TOTAL INVESTMENT PORTFOLIO - 95.9% (Cost $1,448,326,931)		1,448,326,931
NET OTHER ASSETS - 4.1%		61,890,188
NET ASSETS - 100%		$ 1,510,217,119
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
TAN - TAX ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

(c) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Municipal Cash Central Fund	$ 2,584,865
Income Tax Information
At November 30, 2006, the fund had a capital loss carryforward of approximately $58,675 all of which will expire on November 30, 2013.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Fidelity Connecticut Municipal Money Market Fund

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,403,129,905)	$ 1,403,129,905
Fidelity Central Funds (cost $45,197,026)	45,197,026
Total Investments (cost $1,448,326,931)		$ 1,448,326,931
Cash		32,706,474
Receivable for investments sold		14,530,152
Receivable for fund shares sold		34,699,714
Interest receivable		9,382,279
Receivable from investment adviser for expense reductions		17,125
Other receivables		211,878
Total assets		1,539,874,553

Liabilities
Payable for investments purchased	$ 14,901,043
Payable for fund shares redeemed	13,919,850
Distributions payable	34,394
Accrued management fee	458,019
Other affiliated payables	285,317
Other payables and accrued expenses	58,811
Total liabilities		29,657,434

Net Assets		$ 1,510,217,119
Net Assets consist of:
Paid in capital		$ 1,510,245,474
Undistributed net investment income		30,383
Accumulated undistributed net realized gain (loss) on investments		(58,738)
Net Assets, for 1,509,461,636 shares outstanding		$ 1,510,217,119
Net Asset Value, offering price and redemption price per share ($1,510,217,119 ÷ 1,509,461,636 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2006

Investment Income
Interest		$ 44,200,643
Income from Fidelity Central Funds		2,584,865
Total income		46,785,508

Expenses
Management fee	$ 5,237,839
Transfer agent fees	1,490,158
Accounting fees and expenses	143,630
Custodian fees and expenses	21,237
Independent trustees' compensation	5,347
Registration fees	50,331
Audit	43,222
Legal	8,812
Miscellaneous	8,551
Total expenses before reductions	7,009,127
Expense reductions	(1,768,241)	5,240,886
Net investment income		41,544,622
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		51,353
Net increase in net assets resulting from operations		$ 41,595,975

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 41,544,622	$ 22,718,736
Net realized gain (loss)	51,353	(77,110)
Net increase in net assets resulting from operations	41,595,975	22,641,626
Distributions to shareholders from net investment income	(41,542,016)	(22,721,124)
Distributions to shareholders from net realized gain	-	(106,141)
Total distributions	(41,542,016)	(22,827,265)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	3,561,033,862	2,800,057,497
Reinvestment of distributions	41,104,856	22,599,242
Cost of shares redeemed	(3,329,405,602)	(2,650,744,276)
Net increase (decrease) in net assets and shares resulting from share transactions	272,733,116	171,912,463
Total increase (decrease) in net assets	272,787,075	171,726,824

Net Assets
Beginning of period	1,237,430,044	1,065,703,220
End of period (including undistributed net investment income of $30,383 and undistributed net investment income of $80,586, respectively)	$ 1,510,217,119	$ 1,237,430,044

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.029	.019	.007	.006	.010
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations	.029	.019	.007	.006	.010
Distributions from net investment income	(.029)	(.019)	(.007)	(.006)	(.010)
Distributions from net realized gain	-	- D	-	-	-
Total distributions	(.029)	(.019)	(.007)	(.006)	(.010)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	2.97%	1.89%	.71%	.62%	.99%
Ratios to Average Net Assets B, C
Expenses before reductions	.50%	.50%	.50%	.50%	.51%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.49%
Expenses net of all reductions	.37%	.39%	.46%	.47%	.45%
Net investment income	2.94%	1.88%	.71%	.61%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,510,217	$ 1,237,430	$ 1,065,703	$ 1,054,577	$ 975,920

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

1. Significant Accounting Policies.

Fidelity Connecticut Municipal Income Fund (the Income Fund) is a fund of Fidelity Court Street Trust. Fidelity Connecticut Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Each Fund may be affected by economic and political developments in the state of Connecticut. The Funds may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Income Fund and the Money Market Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments. For the Income Fund, debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities owned by the Money Market Fund are valued at amortized cost which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Fidelity Connecticut Municipal Income Fund	$ 406,114,123	$ 15,492,424	$ (24,162)	$ 15,468,262
Fidelity Connecticut Municipal Money Market Fund	1,448,326,931	-	-	-
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Fidelity Connecticut Municipal Income Fund	$ 618	$ 2,924,285	$ -
Fidelity Connecticut Municipal Money Market Fund	31,814	-	(58,675)

The tax character of distributions paid was as follows:

November 30, 2006
	Tax-exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Connecticut Municipal Income Fund	$ 16,651,892	$ -	$ 3,980,932	$ 20,632,824
Fidelity Connecticut Municipal Money Market Fund	41,542,016	-	-	41,542,016
November 30, 2005
	Tax-exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Connecticut Municipal Income Fund	$ 17,318,110	$ -	$ 2,741,730	$ 20,059,840
Fidelity Connecticut Municipal Money Market Fund	22,721,124	-	106,141	22,827,265

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Income Fund less than 30 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Certain Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

2. Operating Policies - continued

Futures Contracts. The Income Fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Income Funds' Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, for the Income Fund aggregated $92,055,457 and $101,312,714, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Connecticut Municipal Income Fund	.25%	.12%	.37%
Fidelity Connecticut Municipal Money Market Fund	.25%	.12%	.37%

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the Funds. Citibank has entered into a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the Funds' transfer and shareholder servicing agent and accounting functions. The Funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Connecticut Municipal Income Fund	.07%	|
Fidelity Connecticut Municipal Money Market Fund	.11%

Investments in Fidelity Central Funds. The Funds may invest in Fidelity Central Funds. The Funds' Schedule of Investments lists each of the Fidelity Central Funds as an investment of each Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

5. Committed Line of Credit.

The Income Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Fidelity Connecticut Municipal Income Fund	$965

During the period, there were no borrowings on this line of credit.

Annual Report

6. Expense Reductions.

FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following funds were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Fidelity Connecticut Municipal Money Market Fund	.48%	$ 218,132

In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction

Fidelity Connecticut Municipal Income Fund	$ 6,914	$ 229,293	$ 53,013
Fidelity Connecticut Municipal Money Market Fund	21,237	1,422,428	106,444

7. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Fidelity Connecticut Municipal Income Fund and Fidelity Connecticut Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Connecticut Municipal Income Fund (a fund of Fidelity Court Street Trust) and Fidelity Connecticut Municipal Money Market Fund (a fund of Fidelity Court Street Trust II) at November 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Court Street Trust's and Fidelity Court Street Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1977 or 1991

Trustee of Fidelity Court Street Trust (1977) and Fidelity Court Street Trust II (1991). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005- present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

Annual Report

Independent Trustees

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005- present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006- present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Charles S. Morrison (45)

Year of Election or Appointment: 2005

Vice President of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Money Market Funds (2005-present) and certain Asset Allocation Funds (2002-present). Previously, he served as Vice President of Fidelity's Bond Funds (2002-2005) and certain Balanced Funds (2002-2005). He served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002-present) and FMR (2002-present). Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (58)

Year of Election or Appointment: 2002

Vice President of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Connecticut Municipal Income. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005- present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Michael J. Marchese (49)

Year of Election or Appointment: 2004

Vice President of Connecticut Municipal Money Market. Mr. Marchese also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Marchese worked as a legal analyst and portfolio manager.

Mark Sommer (46)

Year of Election or Appointment: 2004

Vice President of Connecticut Municipal Income. Mr. Sommer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Sommer worked as an analyst and portfolio manager.

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Connecticut Municipal Money Market and Connecticut Municipal Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004
Chief Compliance Officer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005- present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Connecticut Municipal Money Market and Connecticut Municipal Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 1987 or 1989

Assistant Treasurer of Connecticut Municipal Money Market (1989) and Connecticut Municipal Income (1987). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Fidelity Connecticut Municipal Income Fund	12/18/06	12/15/06	$0.072
	01/08/07	01/05/07	$0.008

The fund hereby designates as a capital gain dividend the amount noted below for the taxable year ended November 30, 2006 or, if subsequently determined to be different, the net capital gain of such year.

Fund
Fidelity Connecticut Municipal Income Fund	$3,227,709

During fiscal year ended 2006, 100% of Fidelity Connecticut Municipal Income Fund, and Fidelity Connecticut Municipal Money Market Fund income dividends were free from federal income tax, and 10.42% of Fidelity Connecticut Municipal Income Fund and 27.35% of Fidelity Connecticut Municipal Money Market income dividends were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Connecticut Municipal Income Fund / Fidelity Connecticut Municipal Money Market Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of the management fee and total expenses of each fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index (bond fund only , as money market funds are typically not compared against a market index), and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark") (bond fund only), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Connecticut Municipal Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one-year period, the second quartile for the three-year period, and the first quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown.

Fidelity Connecticut Municipal Money Market Fund

Annual Report

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for all the periods shown.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 25% would mean that 75% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Connecticut Municipal Income Fund

Fidelity Connecticut Municipal Money Market Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

In its review of each fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expenses ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

To Write Fidelity

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Fidelity Investments
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Merrimack, NH 03054-0500

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Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

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Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

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Citibank, N.A.

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Fidelity®

Florida Municipal
Income Fund

and

Fidelity
Florida Municipal
Money Market Fund

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Fidelity Florida Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Florida Municipal Money Market Fund
Investment Changes/ Performance	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED ·MAY LOSE VALUE ·NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Investments - continued

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Fidelity Florida Municipal Income Fund
Actual	$ 1,000.00	$ 1,040.90	$ 2.40
HypotheticalA	$ 1,000.00	$ 1,022.71	$ 2.38
Fidelity Florida Municipal Money Market Fund
Actual	$ 1,000.00	$ 1,015.90	$ 2.53
HypotheticalA	$ 1,000.00	$ 1,022.56	$ 2.54

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Fidelity Florida Municipal Income Fund	.47%
Fidelity Florida Municipal Money Market Fund	.50%

Annual Report

Fidelity Florida Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity® FL Municipal Income Fund	5.48%	5.00%	5.31%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Florida Municipal Income Fund on November 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Municipal Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jamie Pagliocco, Portfolio Manager of Fidelity® Florida Municipal Income Fund

Strong investor demand and a late-period rally helped municipal bonds post solid returns and take their place as one of the best performing investment-grade debt classes for the 12-month period ending November 30, 2006. Muni bond prices declined during the first half of the period as the Federal Reserve Board raised short-term interest rates to return them to a more "neutral level" and fend off inflation. Beginning in mid-summer 2006, however, munis rebounded amid hopes that the Fed would pause its rate hike campaign. Those hopes were eventually actualized when the central bank left rates unchanged at its August, September and October Open Market Committee meetings. Demand - amplified by non-traditional investors such as hedge funds - increased substantially as investors sought out munis for their attractive after-tax yields. Against this backdrop, the Lehman Brothers® Municipal Bond Index - a performance measure of approximately 34,000 investment-grade, fixed-rate, tax-exempt bonds - returned 6.12%. In comparison, the overall taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 5.94%.

During the past year, the fund gained 5.48% and the Lehman Brothers Florida Enhanced Municipal Bond Index gained 5.90%. The Florida muni market performed roughly in line with the national average, bolstered by a rally during the second half of the period and improvements in creditworthiness for many issuers across the state. Benefiting fund returns were Fidelity's research and trading capabilities, which helped me to invest in securities that were priced attractively, and which I held onto as the market recognized their value. Also boosting fund returns was our overweighting in lower-quality investment-grade securities, which generally outpaced higher-quality securities. Additionally, the fund's modest out-of-index exposure to below-investment-grade securities, particularly in the hospital sector, proved helpful. An overweighting relative to the index in bonds that were prerefunded during the period also contributed to performance. Prerefunding resulted in relatively strong returns as the bonds' maturities shortened and their credit quality improved. Detracting from results was our underweighted exposure relative to the index in longer-term callable bonds, which were some of the market's best performers. Shareholders should note that Florida's recent repeal of the state intangible tax, effective January 2007, means that I will have increased flexibility to invest in bonds issued outside the state if I believe they represent better opportunities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Florida Municipal Income Fund

Investment Changes

Top Five Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	28.9	27.8
Health Care	15.8	18.6
Water & Sewer	9.6	8.7
Transportation	9.6	9.0
Escrowed/Pre-Refunded	8.7	7.4
Average Years to Maturity as of November 30, 2006
		6 months ago
Years	13.1	13.5
Average years to maturity is based on the average time remaining to the stated maturity date of each bond, weighted by the market value of each bond.
Duration as of November 30, 2006
6 months ago
Years	5.9	6.3

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of November 30, 2006	As of May 31, 2006
AAA 75.3%	AAA 76.0%
AA,A 17.8%	AA,A 17.3%
BBB 3.5%	BBB 3.8%
BB and Below 0.7%	BB and Below 1.0%
Not Rated 1.8%	Not Rated 0.8%
Short-Term Investments and Net Other Assets 0.9%	Short-Term Investments and Net Other Assets 1.1%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Annual Report

Fidelity Florida Municipal Income Fund

Investments November 30, 2006

Showing Percentage of Net Assets

Municipal Bonds - 99.1%
	Principal Amount	Value (Note 1)
Florida - 98.2%
Alachua County Health Facilities Auth. Health Facilities Rev. (Avmed/Santa Fe Health Care Sys. Proj.):
6% 11/15/09 (Escrowed to Maturity) (d)	$ 945,000	$ 982,885
6.05% 11/15/16 (Escrowed to Maturity) (d)	6,230,000	7,061,705
Broward County Arpt. Sys. Rev.:
Series 1, 5.75% 10/1/12 (AMBAC Insured) (c)	1,210,000	1,324,212
Series 1998 H1, 5.25% 10/1/11 (AMBAC Insured) (c)	1,505,000	1,558,924
Series J1, 5.75% 10/1/18 (AMBAC Insured) (c)	2,755,000	3,009,948
Broward County Gen. Oblig. Series 2001 A, 5.25% 1/1/21	3,500,000	3,737,510
Broward County School Board Ctfs. of Prtn.:
5.25% 7/1/15 (MBIA Insured)	1,750,000	1,909,058
5.25% 7/1/16 (MBIA Insured)	6,060,000	6,610,793
5.25% 7/1/20 (MBIA Insured)	3,000,000	3,243,570
Cap. Projs. Fin. Auth. Student Hsg. Rev.:
5.5% 10/1/11 (MBIA Insured)	2,275,000	2,465,190
5.5% 10/1/12 (MBIA Insured)	1,460,000	1,599,284
5.5% 10/1/13 (MBIA Insured)	1,265,000	1,380,545
Cape Canaveral Hosp. District Rev. Ctfs. 5.25% 1/1/18 (MBIA Insured)	2,765,000	2,838,521
City of Marco Island 5% 10/1/33 (MBIA Insured)	2,800,000	2,963,856
Clearwater Impt. Rev. Series 2001, 5.25% 2/1/22 (FSA Insured)	2,200,000	2,358,686
Dade County Resource Recovery Facilities Rev. 5.5% 10/1/09 (AMBAC Insured) (c)	5,000,000	5,105,500
Daytona Beach Util. Sys. Rev. Series D, 5.25% 11/15/17 (FSA Insured)	1,825,000	1,976,694
De Soto County Cap. Impt. Rev.:
5.25% 10/1/21 (MBIA Insured)	1,640,000	1,782,647
5.25% 10/1/22 (MBIA Insured)	1,725,000	1,868,072
Emerald Coast Utils. Auth. Rev.:
5.25% 1/1/26 (FGIC Insured)	1,000,000	1,103,100
5.25% 1/1/36 (FGIC Insured)	1,310,000	1,436,664
Escambia County Health Facilities Auth. Health Facilities Rev. (Baptist Hosp. & Baptist Manor Proj.) 5% 10/1/07	1,260,000	1,268,392
Escambia County Utils. Auth. Util. Sys. Rev. Series B, 6.25% 1/1/15 (FGIC Insured)	3,050,000	3,546,449
Flagler County School Board Ctfs. Series A, 5% 8/1/15 (FSA Insured)	2,005,000	2,184,047
Florida Board of Ed. Cap. Outlay:
Series 2001 F, 5% 6/1/32 (MBIA Insured)	5,030,000	5,349,405
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - continued
Florida Board of Ed. Cap. Outlay: - continued
Series 2002 A, 5% 6/1/32	$ 1,100,000	$ 1,159,103
Series B:
5% 6/1/33	5,450,000	5,810,572
5.375% 6/1/17	5,000,000	5,465,450
5.5% 6/1/16 (FGIC Insured)	2,825,000	3,119,337
Florida Board of Ed. Lottery Rev. Series 2002 A:
5.375% 7/1/15 (FGIC Insured)	5,360,000	5,894,499
5.375% 7/1/17 (FGIC Insured)	1,000,000	1,098,130
Florida Dept. of Children and Family Services Ctfs. of Prtn. (South Florida Evaluation Treatment Ctr. Proj.):
5% 10/1/16	2,025,000	2,186,676
5% 10/1/17	2,130,000	2,283,637
Florida Dept. of Envir. Protection Preservation Rev. Series A, 5.375% 7/1/17 (MBIA Insured)	6,000,000	6,572,820
Florida Dept. of Trans. Rev. Series 2005 A:
5% 7/1/17	3,360,000	3,632,093
5% 7/1/18	3,320,000	3,578,827
Florida Gen. Oblig.:
(Dept. of Trans. Right of Way Proj.) Series A, 5% 7/1/33	3,800,000	4,053,688
5.375% 7/1/15 (MBIA Insured)	2,110,000	2,314,417
Florida Mid-Bay Bridge Auth. Rev. Series A, 6.875% 10/1/22 (Escrowed to Maturity) (d)	3,000,000	3,913,590
Florida Muni. Pwr. Agcy. Rev. (Stanton II Proj.) 5.5% 10/1/19 (AMBAC Insured)	2,430,000	2,665,078
Florida Wtr. Poll. Cont. Fing. Corp. Rev. 5.25% 1/15/20	1,950,000	2,152,781
Greater Orlando Aviation Auth. Arpt. Facilities Rev. 5.75% 10/1/09 (FGIC Insured) (c)	2,500,000	2,632,575
Gulf Breeze Rev.:
Series 1985 C, 5%, tender 12/1/12 (FGIC Insured) (b)	1,825,000	1,956,455
Series 1985 E:
5%, tender 12/1/11 (FGIC Insured) (b)	1,330,000	1,411,835
5%, tender 12/1/13 (FGIC Insured) (b)	1,465,000	1,589,789
Gulf Breeze Util. Sys. Rev. 5% 10/1/16 (AMBAC Insured)	1,010,000	1,102,001
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Obligated Group Proj.):
Series A, 5% 11/15/15	1,000,000	1,076,890
Series B:
5% 11/15/15	1,000,000	1,076,110
5% 11/15/16	1,190,000	1,275,014
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - continued
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Obligated Group Proj.): - continued
Series D, 6% 11/15/25 (Pre-Refunded to 11/15/12 @ 100) (d)	$ 5,360,000	$ 6,048,867
3.95%, tender 9/1/12 (b)	6,800,000	6,820,468
5%, tender 11/16/09 (b)	2,000,000	2,065,160
Hillsborough County Aviation Auth. Rev. (Tampa Int'l. Arpt. Proj.) Series B, 6% 10/1/17 (FGIC Insured)	5,880,000	7,007,196
Hillsborough County Indl. Dev. (Tampa Gen. Hosp. Proj.) Series A, 5% 10/1/08	1,000,000	1,021,770
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 1999 A, 5.625% 8/15/19	5,000,000	5,229,300
Hillsborough County Indl. Dev. Auth. Poll. Cont. Rev. (Tampa Elec. Co. Proj.):
4%, tender 8/1/07 (b)	2,030,000	2,027,828
4.25%, tender 8/1/07 (b)(c)	2,110,000	2,111,118
5.1% 10/1/13	3,005,000	3,151,133
Hillsborough County School Board Ctfs. of Prtn. (Master Lease Prog.) Series A, 5.25% 7/1/22 (MBIA Insured)	4,905,000	5,059,409
Jacksonville Econ. Dev. Commission Healthcare Rev. (Mayo Clinic Foundation Proj.):
Series B, 5.5% 11/15/36 (MBIA Insured)	5,870,000	6,361,789
Series C, 5.5% 11/15/36 (MBIA Insured)	12,250,000	13,276,300
Jacksonville Excise Tax Rev. Series B:
5.5% 10/1/10 (FGIC Insured) (c)	1,540,000	1,625,316
5.5% 10/1/11 (FGIC Insured) (c)	2,730,000	2,878,976
Jacksonville Port Auth. Seaport 5.625% 11/1/26 (Pre-Refunded to 11/1/10 @ 100) (c)(d)	2,155,000	2,307,725
Jacksonville Sales Tax Rev. 5.25% 10/1/19 (MBIA Insured)	1,500,000	1,638,975
JEA Elec. Sys. Rev. Series 3A, 5% 10/1/41 (FSA Insured)	8,000,000	8,508,720
Jupiter Wtr. Rev.:
5.375% 10/1/16 (AMBAC Insured)	1,040,000	1,138,987
5.375% 10/1/17 (AMBAC Insured)	1,000,000	1,096,280
5.375% 10/1/18 (AMBAC Insured)	1,160,000	1,275,536
Kissimmee Util. Auth. Elec. Sys. Rev. 5.25% 10/1/16 (FSA Insured)	2,230,000	2,450,703
Lake County School Board Ctfs. of Prtn. Series B, 5% 6/1/16 (AMBAC Insured)	2,060,000	2,233,267
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - continued
Lakeland Energy Sys. Rev. 5.5% 10/1/14 (MBIA Insured)	$ 1,000,000	$ 1,084,420
Lee Memorial Health Sys. Board of Directors Hosp. Rev. Series A, 5.75% 4/1/12 (FSA Insured)	3,000,000	3,294,450
Manatee County Port Auth. Port Rev. Series A:
5.25% 10/1/15 (MBIA Insured) (c)	1,035,000	1,115,471
5.25% 10/1/16 (MBIA Insured) (c)	1,090,000	1,177,712
5.25% 10/1/17 (MBIA Insured) (c)	1,145,000	1,236,508
5.25% 10/1/18 (MBIA Insured) (c)	1,205,000	1,302,617
Martin County Utils. Sys. Rev. 5.5% 10/1/16 (FGIC Insured)	1,265,000	1,380,115
Melbourne Arpt. Rev.:
6.75% 10/1/07 (MBIA Insured) (c)	350,000	358,771
6.75% 10/1/08 (MBIA Insured) (c)	375,000	395,561
6.75% 10/1/09 (MBIA Insured) (c)	400,000	431,824
6.75% 10/1/10 (MBIA Insured) (c)	425,000	469,663
Melbourne Wtr. & Swr. Rev. 5% 10/1/34 (FGIC Insured)	5,000,000	5,343,100
Miami Beach Health Facilities Auth. Hosp. Rev. (Mount Sinai Med. Ctr. of Florida Proj.) Series A, 6.8% 11/15/31	2,545,000	2,814,210
Miami Beach Parking Rev. 5.125% 9/1/22 (FSA Insured)	1,010,000	1,030,170
Miami Beach Stormwater Rev.:
5.375% 9/1/30 (FGIC Insured)	1,000,000	1,064,480
5.75% 9/1/13 (FGIC Insured)	1,380,000	1,497,949
Miami Beach Wtr. & Swr. Rev. 5.5% 9/1/27 (AMBAC Insured)	6,000,000	6,417,120
Miami Gen. Oblig.:
(Homeland Defense/Neighborhood Cap. Impt. Proj.) Series 2002, 5.5% 1/1/16 (MBIA Insured)	5,000,000	5,430,450
5.5% 1/1/19 (MBIA Insured)	2,370,000	2,566,023
Miami-Dade County Aviation Rev.:
(Miami Int'l. Arpt. Proj.) Series B, 5% 10/1/37 (FGIC Insured)	6,005,000	6,367,342
Series C, 5.25% 10/1/10 (MBIA Insured) (c)	3,435,000	3,559,931
Miami-Dade County Edl. Facilities Auth. Rev. Series A:
5.75% 4/1/13 (AMBAC Insured)	2,500,000	2,693,850
5.75% 4/1/29 (AMBAC Insured)	6,520,000	6,987,354
Miami-Dade County Expressway Auth.:
Series B, 5.25% 7/1/25 (FGIC Insured)	2,800,000	3,049,536
6% 7/1/13 (FGIC Insured)	1,200,000	1,308,792
Miami-Dade County Gen. Oblig. (Bldg. Better Communities Prog.) 5% 7/1/35 (FGIC Insured)	3,000,000	3,211,320
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - continued
Miami-Dade County Health Facilities Auth. Hosp. Rev. (Miami Children's Hosp. Proj.) Series A, 5.5% 8/15/11 (AMBAC Insured)	$ 3,000,000	$ 3,238,620
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) Series 1, 3.5%, tender 12/1/07 (b)(c)	2,000,000	1,981,240
Miami-Dade County School Board Ctfs. of Prtn.:
Series B, 5.5%, tender 5/1/11 (MBIA Insured) (b)	5,400,000	5,789,340
5%, tender 5/1/11 (MBIA Insured) (b)	7,000,000	7,363,650
5.25% 10/1/16 (FGIC Insured)	5,925,000	6,530,831
5.25% 10/1/17 (FGIC Insured)	1,000,000	1,102,250
Miami-Dade County School District 5% 2/15/14 (MBIA Insured) (a)	3,000,000	3,241,860
Ocala Util. Sys. Rev. Series B, 5.25% 10/1/22 (FGIC Insured)	1,000,000	1,103,830
Okeechobee County Solid Waste Rev. (Chambers Waste Sys. Proj.) Series A, 4.2%, tender 7/1/09 (b)(c)	2,250,000	2,251,035
Orange County Health Facilities Auth. Rev.:
(Adventist Health Sys./Sunbelt Obligated Group Proj.):
5.625% 11/15/32 (Pre-Refunded to 11/15/12 @ 101) (d)	4,000,000	4,385,720
6.375% 11/15/20 (Pre-Refunded to 11/15/10 @ 101) (d)	2,010,000	2,233,954
6.5% 11/15/30 (Pre-Refunded to 11/15/10 @ 101) (d)	2,545,000	2,840,169
(Orlando Reg'l. Health Care Sys. Proj.):
Series 1999 D, 5.75% 10/1/11 (MBIA Insured)	4,200,000	4,480,350
Series A, 6.25% 10/1/18 (MBIA Insured)	4,500,000	5,437,125
Orange County Hsg. Fin. Auth. Single Family Mtg. Rev. (Mtg. Backed Securities Prog.) 6.4% 10/1/14 (c)	100,000	100,346
Orange County School Board Ctfs. of Prtn. Series A:
0% 8/1/13 (MBIA Insured)	3,005,000	2,340,564
5% 8/1/16 (MBIA Insured)	2,940,000	3,202,542
5.25% 8/1/15 (AMBAC Insured)	5,000,000	5,445,950
5.5% 8/1/16 (Pre-Refunded to 8/1/12 @ 100) (d)	2,175,000	2,392,826
Orlando Utils. Commission Wtr. & Elec. Rev. Subseries D, 6.75% 10/1/17 (Escrowed to Maturity) (d)	7,560,000	9,042,970
Osceola County Infrastructure Sales Surtax Rev. 5.375% 10/1/17 (AMBAC Insured)	1,000,000	1,093,530
Osceola County Tourist Dev. Tax Rev. Series A, 5.5% 10/1/19 (FGIC Insured)	1,190,000	1,301,670
Palm Beach County School Board Ctfs. of Prtn.:
Series A, 5.375% 8/1/14 (FSA Insured)	2,060,000	2,246,595
Series D, 5.25% 8/1/17 (FSA Insured)	2,025,000	2,182,687
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - continued
Pasco County School Board Series A, 5% 8/1/30 (AMBAC Insured)	$ 4,000,000	$ 4,274,920
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev.:
6% 4/1/08 (AMBAC Insured) (c)	2,400,000	2,457,312
6% 4/1/10 (AMBAC Insured) (c)	5,770,000	6,103,218
6% 4/1/11 (AMBAC Insured) (c)	5,900,000	6,329,815
Peace River/Manasota Reg'l. Wtr. Supply Auth. Rev. Series A, 5% 10/1/35 (FSA Insured)	5,000,000	5,341,500
Pensacola Arpt. Rev. Series A, 6.125% 10/1/18 (MBIA Insured) (c)	1,500,000	1,584,375
Pinellas County Health Facilities Auth. Rev. (Baycare Health Sys. Proj.) 5.5% 11/15/33 (Pre-Refunded to 5/15/13 @ 100) (d)	3,725,000	4,119,738
Plant City Util. Sys. Rev. 6% 10/1/15 (MBIA Insured)	2,200,000	2,488,442
Polk County Cap. Impt. Rev. Series 2004, 5.5%, tender 12/1/10 (FSA Insured) (b)	3,000,000	3,180,270
Polk County Pub. Facilities Rev. 5% 12/1/33 (MBIA Insured)	2,000,000	2,148,200
Port Orange Gen. Oblig.:
5% 4/1/29 (MBIA Insured)	2,015,000	2,167,153
5% 4/1/31 (MBIA Insured)	1,540,000	1,660,012
Reedy Creek Impt. District Utils. Rev. Series 1, 5.25% 10/1/19 (MBIA Insured)	3,700,000	4,017,238
Saint Petersburg Health Facilities Auth. Rev. (All Children's Hosp. Proj.):
5.5% 11/15/17 (AMBAC Insured)	1,225,000	1,339,623
5.5% 11/15/18 (AMBAC Insured)	1,000,000	1,091,340
South Broward Hosp. District Rev.:
5.6% 5/1/27 (MBIA Insured)	1,920,000	2,129,856
5.625% 5/1/32 (MBIA Insured)	2,600,000	2,883,296
St. Johns County School Board 5.25% 7/1/16 (MBIA Insured)	1,400,000	1,558,018
Sumter County School District Rev. (Multi-District Ln. Prog.) 7.15% 11/1/15 (FSA Insured)	985,000	1,245,917
Tampa Rev. (Catholic Health East Proj.) Series A1, 5.5% 11/15/12 (MBIA Insured)	1,045,000	1,141,610
Tampa Sales Tax Rev.:
Series 2001 A:
5.375% 10/1/15 (AMBAC Insured)	2,150,000	2,335,846
5.375% 10/1/18 (AMBAC Insured)	2,465,000	2,697,228
5.375% 10/1/19 (AMBAC Insured)	2,650,000	2,895,947
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - continued
Univ. Athletic Assoc., Inc. Athletic Prog. Rev. Series 2001:
2.8%, tender 10/1/08, LOC SunTrust Banks, Inc. (b)	$ 3,000,000	$ 2,955,360
3%, tender 10/1/09, LOC SunTrust Banks, Inc. (b)	3,000,000	2,938,590
Univ. of Central Florida Athletics Assoc., Inc. Ctfs. of Prtn. Series A:
5% 10/1/16 (FGIC Insured)	1,715,000	1,863,931
5% 10/1/17 (FGIC Insured)	1,805,000	1,949,111
5% 10/1/35 (FGIC Insured)	2,275,000	2,421,692
5.25% 10/1/34 (FGIC Insured)	2,000,000	2,177,600
USF Fing. Corp. Ctfs. of Prtn. (Master Lease Prog.) Series A:
5.25% 7/1/15 (AMBAC Insured)	2,690,000	2,950,311
5.25% 7/1/16 (AMBAC Insured)	2,830,000	3,099,558
Volusia County Edl. Facilities Auth. Rev.:
5% 10/15/11 (Radian Asset Assurance Ltd. Insured)	1,000,000	1,050,040
5% 10/15/12 (Radian Asset Assurance Ltd. Insured)	1,260,000	1,333,962
Walton County School Board Ctfs. of Prtn.:
5% 7/1/16 (FSA Insured)	1,705,000	1,867,845
5.25% 7/1/18 (FSA Insured)	1,865,000	2,101,333
Winter Park Gen. Oblig. 5.25% 7/1/18	1,000,000	1,075,950
		461,916,397
Guam - 0.1%
Guam Wtrwks. Auth. Wtr. and Wastewtr. Sys. Rev. 5.875% 7/1/35	605,000	652,922
Puerto Rico - 0.8%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Series Y, 5.5% 7/1/36 (FSA Insured)	2,400,000	2,733,048
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Series QQ, 5.5% 7/1/16 (XL Cap. Assurance, Inc. Insured)	900,000	1,031,904
		3,764,952
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $449,415,805)		466,334,271
NET OTHER ASSETS - 0.9%		4,334,744
NET ASSETS - 100%		$ 470,669,015
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	28.9%
Health Care	15.8%
Water & Sewer	9.6%
Transportation	9.6%
Escrowed/Pre-Refunded	8.7%
Education	8.0%
Special Tax	7.5%
Others* (individually less than 5%)	11.9%
100.0%
*Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Fidelity Florida Municipal Income Fund

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $449,415,805)		$ 466,334,271
Cash		3,263,932
Receivable for fund shares sold		12,710
Interest receivable		5,224,631
Other receivables		26,875
Total assets		474,862,419

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 3,234,720
Payable for fund shares redeemed	167,508
Distributions payable	534,831
Accrued management fee	144,520
Other affiliated payables	70,975
Other payables and accrued expenses	40,850
Total liabilities		4,193,404

Net Assets		$ 470,669,015
Net Assets consist of:
Paid in capital		$ 451,566,156
Undistributed net investment income		460,251
Accumulated undistributed net realized gain (loss) on investments		1,724,142
Net unrealized appreciation (depreciation) on investments		16,918,466
Net Assets, for 40,752,619 shares outstanding		$ 470,669,015
Net Asset Value, offering price and redemption price per share ($470,669,015 ÷ 40,752,619 shares)		$ 11.55

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Florida Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2006

Investment Income
Interest		$ 21,617,468

Expenses
Management fee	$ 1,802,771
Transfer agent fees	314,447
Accounting fees and expenses	121,387
Custodian fees and expenses	7,820
Independent trustees' compensation	1,905
Registration fees	23,960
Audit	51,911
Legal	6,395
Miscellaneous	4,807
Total expenses before reductions	2,335,403
Expense reductions	(209,836)	2,125,567
Net investment income		19,491,901
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,503,346
Futures contracts	76,249
Swap agreements	95,400
Total net realized gain (loss)		1,674,995
Change in net unrealized appreciation (depreciation) on: Investment securities	4,614,205
Swap agreements	(77,650)
Total change in net unrealized appreciation (depreciation)		4,536,555
Net gain (loss)		6,211,550
Net increase (decrease) in net assets resulting from operations		$ 25,703,451

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 19,491,901	$ 20,075,209
Net realized gain (loss)	1,674,995	6,868,607
Change in net unrealized appreciation (depreciation)	4,536,555	(10,899,949)
Net increase (decrease) in net assets resulting from operations	25,703,451	16,043,867
Distributions to shareholders from net investment income	(19,455,030)	(20,024,782)
Distributions to shareholders from net realized gain	(6,368,067)	(1,482,849)
Total distributions	(25,823,097)	(21,507,631)
Share transactions Proceeds from sales of shares	59,875,352	91,183,311
Reinvestment of distributions	17,002,758	13,970,273
Cost of shares redeemed	(112,832,309)	(97,893,031)
Net increase (decrease) in net assets resulting from share transactions	(35,954,199)	7,260,553
Redemption fees	4,394	3,470
Total increase (decrease) in net assets	(36,069,451)	1,800,259

Net Assets
Beginning of period	506,738,466	504,938,207
End of period (including undistributed net investment income of $460,251 and undistributed net investment income of $355,808, respectively)	$ 470,669,015	$ 506,738,466
Other Information Shares
Sold	5,237,457	7,790,603
Issued in reinvestment of distributions	1,490,914	1,195,945
Redeemed	(9,901,843)	(8,392,197)
Net increase (decrease)	(3,173,472)	594,351

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.54	$ 11.65	$ 11.84	$ 11.67	$ 11.51
Income from Investment Operations
Net investment income B	.456	.454	.464	.479	.506
Net realized and unrealized gain (loss)	.154	(.077)	(.010)	.253	.163
Total from investment operations	.610	.377	.454	.732	.669
Distributions from net investment income	(.455)	(.453)	(.469)	(.484)	(.510)
Distributions from net realized gain	(.145)	(.034)	(.175)	(.078)	-
Total distributions	(.600)	(.487)	(.644)	(.562)	(.510)
Redemption fees added to paid in capital B	- D	- D	- D	- D	.001
Net asset value, end of period	$ 11.55	$ 11.54	$ 11.65	$ 11.84	$ 11.67
Total Return A	5.48%	3.27%	3.95%	6.40%	5.93%
Ratios to Average Net Assets C
Expenses before reductions	.48%	.48%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.48%	.48%	.49%	.49%	.49%
Expenses net of all reductions	.44%	.41%	.48%	.48%	.47%
Net investment income	4.00%	3.89%	3.96%	4.05%	4.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 470,669	$ 506,738	$ 504,938	$ 550,864	$ 552,720
Portfolio turnover rate	14%	35%	24%	33%	26%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Florida Municipal Money Market Fund

Investment Changes/Performance

Maturity Diversification
Days	% of fund's investments 11/30/06	% of fund's investments 5/31/06	% of fund's investments 11/30/05
0 - 30	92.0	85.4	89.9
31 - 90	0.8	7.0	2.7
91 - 180	2.6	7.4	4.9
181 - 397	4.6	0.2	2.5
Weighted Average Maturity
	11/30/06	5/31/06	11/30/05
Fidelity Florida Municipal Money Market Fund	21 Days	19 Days	20 Days
Florida Tax-Free Money Market Funds Average*	20 Days	22 Days	25 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2006	As of May 31, 2006
Variable Rate Demand Notes (VRDNs) 85.4%	Variable Rate Demand Notes (VRDNs) 81.8%
Commercial Paper (including CP Mode) 5.3%	Commercial Paper (including CP Mode) 13.1%
Tender Bonds 1.3%	Tender Bonds 1.8%
Municipal Notes 2.7%	Municipal Notes 0.0%
Fidelity Municipal Cash Central Fund 0.0%	Fidelity Municipal Cash Central Fund 1.4%
Other Investments 1.2%	Other Investments 0.0%
Net Other Assets 4.1%	Net Other Assets 1.9%

Current and Historical Seven-Day Yields

	11/27/06	8/28/06	5/29/06	2/27/06	11/28/05
Fidelity Florida Municipal Money Market Fund	3.22%	3.16%	3.09%	2.81%	2.58%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it is possible to lose money by investing in the fund.

*Source: iMoneyNet, Inc.

Annual Report

Fidelity Florida Municipal Money Market Fund

Investments November 30, 2006

Showing Percentage of Net Assets

Municipal Securities - 95.9%
	Principal Amount	Value (Note 1)
Alaska - 0.2%
Valdez Marine Term. Rev. Bonds (ConocoPhillips Proj.) 3.77%, tender 5/1/07 (b)	$ 3,480,000	$ 3,480,000
Arizona - 0.9%
Maricopa County Indl. Dev. Auth. Multi-family Hsg. Rev. (San Clemente Apts. Proj.) 3.56%, LOC Fannie Mae, VRDN (b)(c)	5,500,000	5,500,000
Maricopa County Indl. Dev. Auth. Single Family Mtg. Rev. Participating VRDN Series MS 1165, 3.55% (Liquidity Facility Morgan Stanley) (b)(c)(e)	1,045,000	1,045,000
Phoenix Indl. Dev. Auth. Rev. (Laura Dozer Ctr. Proj.) 3.75%, LOC JPMorgan Chase Bank, VRDN (b)	1,250,000	1,250,000
Phoenix Indl. Dev. Auth. Single Family Mtg. Rev. Participating VRDN Series MT 247, 3.55% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(c)(e)	6,080,000	6,080,000
		13,875,000
California - 0.0%
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. (Republic Services, Inc. Proj.) 3.87%, VRDN (b)(c)	700,000	700,000
Colorado - 1.5%
Colorado Health Facilities Auth. Retirement Hsg. Rev. Participating VRDN Series TOC 06 Z2, 3.54% (Liquidity Facility Goldman Sachs Group, Inc.) (b)(e)	1,270,000	1,270,000
Colorado Hsg. & Fin. Auth. Participating VRDN:
Series LB 05 F1, 3.66% (Lehman Brothers Hldgs., Inc. Guaranteed) (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(c)(e)	9,165,000	9,165,000
Series LB 05 F4, 3.66% (Lehman Brothers Hldgs., Inc. Guaranteed) (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(c)(e)	5,385,000	5,385,000
Denver City & County Arpt. Rev. Series 2000 C, 3.53% (MBIA Insured), VRDN (b)(c)	3,200,000	3,200,000
E-470 Pub. Hwy. Auth. Rev. Participating VRDN Series 04 BS 219 Class A, 3.55% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)	4,445,000	4,445,000
		23,465,000
Delaware - 0.4%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.):
Series 1988, 3.9%, VRDN (b)(c)	1,500,000	1,500,000
Series 1999 B, 3.7%, VRDN (b)(c)	900,000	900,000
Delaware Hsg. Auth. Rev. Participating VRDN Series Merlots 06 B10, 3.57% (Liquidity Facility Wachovia Bank NA) (b)(c)(e)	3,600,000	3,600,000
		6,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
District Of Columbia - 0.2%
Metropolitan Washington Arpt. Auth. Sys. Rev. Participating VRDN Series MT 13, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	$ 2,750,000	$ 2,750,000
Florida - 69.2%
Brevard County Health Facilities Auth. Health Care Facilities Rev. Participating VRDN Series PA 1342, 3.54% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	8,500,000	8,500,000
Brevard County Hsg. Fin. Auth. (Manatee Cove Apts. Proj.) 3.52%, LOC Citibank NA, VRDN (b)(c)	11,415,000	11,415,000
Brevard County School District TAN 4% 6/29/07	25,000,000	25,074,425
Broward County Fin. Auth. Multi-family Hsg. Rev. (Pinnacle Village Apts. Proj.) 3.56%, LOC Citibank NA, VRDN (b)(c)	7,200,000	7,200,000
Broward County Hsg. Fin. Auth. Single Family Mtg. Rev. Participating VRDN Series Merlots 01 A27, 3.57% (Liquidity Facility Wachovia Bank NA) (b)(c)(e)	840,000	840,000
Broward County Indl. Dev. Rev. (Fast Real Estate Partners Ltd. Proj.) 3.54%, LOC SunTrust Banks, Inc., VRDN (b)(c)	1,300,000	1,300,000
Broward County Port Facilities Rev. (Port Everglades Proj.) Series 1998, 3.55% (AMBAC Insured), VRDN (b)(c)	35,400,000	35,400,000
Charlotte County Hsg. Fin. Multi-family Rev. (Murdock Circle Apt. Proj.) Series 2000, 3.56%, LOC Bank of America NA, VRDN (b)(c)	6,825,000	6,825,000
Clay County Hsg. Fin. Auth. Rev. Participating VRDN Series BA 00 O, 3.63% (Liquidity Facility Bank of America NA) (b)(c)(e)	3,275,000	3,275,000
Clipper Tax-Exempt Trust Participating VRDN:
Series Clipper 05 17, 3.6% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	7,981,000	7,981,000
Series Clipper 05 41, 3.56% (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)(e)	10,275,000	10,275,000
Series Clipper 06 7 3.57% (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)(e)	21,440,000	21,440,000
Coconut Creek Indl. Dev. Rev. (Elite Aluminum Corp. Proj.) 3.55%, LOC Bank of America NA, VRDN (b)(c)	2,555,000	2,555,000
Collier County Hsg. Fin. Auth. Multi-family Rev.:
(Sawgrass Pines Apts. Proj.) 3.52%, LOC Fannie Mae, VRDN (b)(c)	6,800,000	6,800,000
(Summer Lakes Phase II Apts. Proj.) 3.53%, LOC Citibank NA, VRDN (b)(c)	22,000,000	22,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Dade County Multi-family Hsg. Rev. (Biscayne View Apts. Proj.) Series 1993, 3.8% (Monumental Life Ins. Co. Guaranteed), VRDN (b)(c)	$ 28,475,000	$ 28,475,000
Escambia County Hsg. Fin. Auth. Single Family Mtg. Rev. Participating VRDN:
Series BA 01 C, 3.6% (Liquidity Facility Bank of America NA) (b)(c)(e)	1,320,000	1,320,000
Series PT 519, 3.54% (Liquidity Facility BNP Paribas SA) (b)(c)(e)	1,330,000	1,330,000
Escambia County Hsg. Fin. Rev. Participating VRDN Series RF 00 15, 3.63% (Liquidity Facility Bank of New York, New York) (b)(c)(e)	3,280,000	3,280,000
Florida Board of Ed. Cap. Outlay Bonds Series A, 5.25% 6/1/15 (Pre-Refunded to 6/1/07 @ 101) (d)	7,300,000	7,429,001
Florida Dev. Fin. Corp. Indl. Dev.:
(Axon Circuit, Inc. Proj.) Series 2003 B1, 3.63%, LOC SunTrust Banks, Inc., VRDN (b)(c)	1,115,000	1,115,000
(Cabinet Connection of the Treasure Coast Proj.) Series 2003 B3, 3.63%, LOC Wachovia Bank NA, VRDN (b)(c)	1,735,000	1,735,000
(The Ultimate Umbrella Co., Inc. Proj.) Series 2003 B3, 3.78%, LOC Wachovia Bank NA, VRDN (b)(c)	720,000	720,000
Florida Hsg. Fin. Agcy. (Banyan Bay Apts. Proj.) 3.5%, LOC Fannie Mae, VRDN (b)(c)	7,160,000	7,160,000
Florida Hsg. Fin. Corp. Participating VRDN Series Clipper 05 40, 3.56% (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)(e)	7,319,000	7,319,000
Florida Hsg. Fin. Corp. Multi-family Mtg. Rev.:
(Bridgewater Club Proj.) Series L1, 3.53%, LOC SunTrust Banks, Inc., VRDN (b)(c)	7,230,000	7,230,000
(Grande Court at North Port Apts. Proj.) Series 2004 E, 3.53%, LOC Fannie Mae, VRDN (b)(c)	6,100,000	6,100,000
(Pinnacle Pointe Apts. Proj.) Series 2003 N, 3.53%, LOC Citibank NA, VRDN (b)(c)	12,305,000	12,305,000
(Sterling Palms Apts. Proj.) 3.55%, LOC Fannie Mae, VRDN (b)(c)	14,170,000	14,170,000
Florida Hsg. Fin. Corp. Rev.:
Participating VRDN:
Series BA 00 J, 3.6% (Liquidity Facility Bank of America NA) (b)(c)(e)	1,375,000	1,375,000
Series LB 04 L74J, 3.61% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(c)(e)	5,945,000	5,945,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Florida Hsg. Fin. Corp. Rev.: - continued
Participating VRDN:
Series LB 04 L9, 3.61% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(c)(e)	$ 7,625,000	$ 7,625,000
Series Merlots 06 B17, 3.57% (Liquidity Facility Wachovia Bank NA) (b)(c)(e)	6,720,000	6,720,000
Series Putters 1336, 3.55% (Liquidity Facility JPMorgan Chase & Co.) (b)(c)(e)	11,900,000	11,900,000
Series Putters 1340, 3.55% (Liquidity Facility JPMorgan Chase & Co.) (b)(c)(e)	15,000,000	15,000,000
(Riverside Apts. Proj.) Series 2000 1, 3.53%, LOC Bank of America NA, VRDN (b)(c)	5,555,000	5,555,000
(Stuart Pointe Apts. Proj.) Series B1, 3.53%, LOC SunTrust Banks, Inc., VRDN (b)(c)	3,700,000	3,700,000
(Tuscany Lakes Apts. Proj.) Series 2002 K1, 3.56%, LOC Fannie Mae, VRDN (b)(c)	4,000,000	4,000,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Participating VRDN:
Series PA 535, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	9,595,000	9,595,000
Series PT 2319, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	5,150,000	5,150,000
Series 2002 E, 3.5% (FSA Insured), VRDN (b)(c)	49,505,000	49,505,001
3.6% 3/8/07, LOC Bayerische Landesbank Girozentrale, LOC State Street Bank & Trust Co., Boston, CP (c)	8,550,000	8,550,000
Highlands County Ind. Dev. Auth. (Amerikan LLC Proj.) 3.54%, LOC SunTrust Banks, Inc., VRDN (b)(c)	8,000,000	8,000,000
Hillsborough County Aviation Auth. Rev.:
Participating VRDN:
Series Merlots 03 A18, 3.57% (Liquidity Facility Wachovia Bank NA) (b)(c)(e)	3,545,000	3,545,000
Series MS 1060, 3.55% (Liquidity Facility Morgan Stanley) (b)(c)(e)	7,942,500	7,942,500
Series PT 2723, 3.55% (Liquidity Facility Dexia Cr. Local de France) (b)(c)(e)	3,470,000	3,470,000
Series PT 2725, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	5,275,000	5,275,000
Series B, 3.63% 3/8/07, LOC Landesbank Baden-Wuert, CP (c)	16,400,000	16,400,000
Hillsborough County Hsg. Fin. Auth. Multi-family Rev.:
(Claymore Crossings Apt. Proj.) 3.53%, LOC Citibank NA, VRDN (b)(c)	4,000,000	4,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Hillsborough County Hsg. Fin. Auth. Multi-family Rev.: - continued
(Lake Kathy Apt. Proj.) 3.54%, LOC SunTrust Banks, Inc., VRDN (b)(c)	$ 5,670,000	$ 5,670,000
(Lakewood Shores Apt. Proj.) Series 2000 A, 3.53%, LOC Bank of America NA, VRDN (b)(c)	7,145,000	7,145,000
(Meridian Pointe Apts. Proj.) 3.52%, LOC Citibank NA, VRDN (b)(c)	13,200,000	13,200,000
(Mobley Park Apts. Proj.) Series A, 3.54%, LOC Freddie Mac, VRDN (b)(c)	8,000,000	8,000,000
(Royal Palm Key Apts. Proj.) 3.52%, LOC Fannie Mae, VRDN (b)(c)	7,630,000	7,630,000
Hillsborough County Indl. Dev. Participating VRDN Series PA 1410, 3.54% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	4,330,000	4,330,000
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Vigo Importing Co. Proj.) 3.72%, LOC Bank of America NA, VRDN (b)(c)	600,000	600,000
Hillsborough County Port District Participating VRDN Series PT 2571, 3.54% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	4,350,000	4,350,000
Indian River County Hosp. District Hosp. Rev. Series 1985, 3.61%, LOC Wachovia Bank NA, VRDN (b)	12,700,000	12,700,000
Jacksonville Aviation Auth. Rev. 3.48% (FGIC Insured), VRDN (b)(c)	20,100,000	20,100,000
Jacksonville Econ. Dev. (Holland Sheltair Aviation Group Proj.) 3.53%, LOC Mellon Bank NA, Pittsburgh, VRDN (b)(c)	2,100,000	2,100,000
Jacksonville Econ. Dev. Commission Indl. Dev. Rev. (STI Proj.) Series 2002, 3.55%, LOC Bank of America NA, VRDN (b)(c)	7,350,000	7,350,000
Jacksonville Elec. Auth. Rev. Series C-1, 3.71% 12/5/06 (Liquidity Facility JPMorgan Chase Bank), CP	16,300,000	16,300,000
Jacksonville Hsg. Fin. Auth. Multi-family Hsg. Rev.:
(Brookwood Forest Apts. Proj.) 3.53%, LOC JPMorgan Chase Bank, VRDN (b)(c)	10,000,000	10,000,000
(Christine Cove Apts. Proj.) 3.54%, LOC Fed. Home Ln. Bank, San Francisco, VRDN (b)(c)	3,000,000	3,000,000
Lee County Arpt. Rev. Participating VRDN:
Series Floaters 01 580X, 3.55% (Liquidity Facility Morgan Stanley) (b)(c)(e)	6,995,000	6,995,000
Series MS 01 811, 3.55% (Liquidity Facility Morgan Stanley) (b)(c)(e)	7,957,500	7,957,500
Series PT 2269, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	1,265,000	1,265,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Lee County Hosp. Board of Directors Hosp. Rev. (Lee Memorial Health Sys. Proj.) Series 1992 B, 3.54%, VRDN (b)	$ 26,000,000	$ 26,000,000
Lee County Hsg. Fin. Auth. Single Family Mtg. Rev. Bonds Series D, 3.9% 9/5/07 (c)	4,600,000	4,600,000
Lee County Indl. Dev. Auth. Util. Sys. Rev. (North Fort Myers Util., Inc. Proj.) Series A, 3.54%, LOC SunTrust Banks, Inc., VRDN (b)(c)	13,190,000	13,190,000
Leesburg Hosp. Rev. (Leesburg Reg'l. Med. Ctr. Proj.) 3.54% (Radian Asset Assurance, Inc. Insured), VRDN (b)	15,000,000	15,000,000
Manatee County Hsg. Fin. Auth. Multi-family Hsg. Rev.:
(Centre Court Apts. Proj.) Series 2000 A, 3.53%, LOC SunTrust Banks, Inc., VRDN (b)(c)	7,305,000	7,305,000
(Sabal Palm Harbour Apt. Proj.):
Series 2000 A, 3.56%, LOC Bank of America NA, VRDN (b)(c)	3,070,000	3,070,000
Series B, 3.56%, LOC Bank of America NA, VRDN (b)(c)	3,490,000	3,490,000
Marion Co. Indl. Dev. Auth. Idr (Ocala Recycling, Inc. Proj.) 3.53%, LOC Wachovia Bank NA, VRDN (b)(c)	5,000,000	5,000,000
Miami-Dade County Aviation Rev.:
Participating VRDN:
Series 7014 Class A, 3.55% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(c)(e)	6,250,000	6,250,000
Series EGL 06 40 Class A, 3.56% (Liquidity Facility Citibank NA) (b)(c)(e)	2,475,000	2,475,000
Series EGL 06 60 Class A, 3.56% (Liquidity Facility Citibank NA) (b)(c)(e)	4,950,000	4,950,000
Series Floaters 1415, 3.55% (Liquidity Facility Morgan Stanley) (b)(c)(e)	2,050,000	2,050,000
Series LB O5 L23, 3.61% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(c)(e)	7,655,000	7,655,000
Series MS 06 1303, 3.55% (Liquidity Facility Morgan Stanley) (b)(c)(e)	8,650,000	8,650,000
Series MS 06 1326, 3.55% (Liquidity Facility Morgan Stanley) (b)(c)(e)	8,895,000	8,895,000
Series MS 1253, 3.55% (Liquidity Facility Morgan Stanley) (b)(c)(e)	2,500,000	2,500,000
Series PT 3246, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	1,215,000	1,215,000
Series Putters 1447, 3.55% (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	9,860,000	9,860,000
Series ROC II R 525, 3.55% (Liquidity Facility Citibank NA) (b)(c)(e)	9,900,000	9,900,000
Series 05 A, 3.7% 12/11/06, LOC BNP Paribas SA, LOC Dexia Cr. Local de France, CP (c)	16,700,000	16,700,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Miami-Dade County Cap. Asset Acquisition Participating VRDN Series TOC 05 Z9, 3.54% (Liquidity Facility Goldman Sachs Group, Inc.) (b)(e)	$ 14,595,000	$ 14,595,000
Miami-Dade County Hsg. Fin. Auth. Participating VRDN Series Merlots 00 HHH, 3.57% (Liquidity Facility Wachovia Bank NA) (b)(c)(e)	5,245,000	5,245,000
Miami-Dade County Hsg. Fin. Auth. Multi-family Mtg. Rev. (22nd Avenue Apartments, 183rd Street Apartments & 187th Street Apartments Proj.) Series 2003 3, 3.53%, LOC Citibank NA, VRDN (b)(c)	8,600,000	8,600,000
Miami-Dade County Indl. Dev. Auth. Rev.:
(Airis Miami LLC Proj.) Series 1999 A, 3.55% (AMBAC Insured), VRDN (b)(c)	45,200,000	45,200,000
(Badia Spices, Inc. Proj.) 3.55%, LOC Bank of America NA, VRDN (b)(c)	5,100,000	5,100,000
(Cigarette Boats Racing Team Proj.) 3.55%, LOC Bank of America NA, VRDN (b)(c)	4,760,000	4,760,000
(Tarmac America Proj.) 3.55%, LOC Bank of America NA, VRDN (b)(c)	12,400,000	12,400,000
Ocean Hwy. & Port Auth. Rev. Series 1990:
3.58%, LOC Wachovia Bank NA, VRDN (b)(c)	1,600,000	1,600,000
3.58%, LOC Wachovia Bank NA, VRDN (b)(c)	1,700,000	1,700,000
Orange County Health Facilities Auth. Rev. (Presbyterian Retirement Cmnty., Inc. Proj.):
Series 2006 A, 3.55% (Radian Asset Assurance, Inc. Insured), VRDN (b)	14,100,000	14,100,000
Series 2006 B, 3.55% (Radian Asset Assurance, Inc. Insured), VRDN (b)	11,300,000	11,300,000
Orange County Hsg. Fin. Auth. Homeowner Rev. Participating VRDN:
Series MT 118, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	1,860,000	1,860,000
Series MT 164, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	9,940,000	9,940,000
Series PT 2411, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	14,080,000	14,080,000
Orange County Hsg. Fin. Auth. Multi-family Rev.:
(Alta Westgate Apts. Proj.) Series C, 3.53%, LOC Citibank NA, VRDN (b)(c)	6,920,000	6,920,000
(Osprey Ridge Apts. Proj.) Series 2000 H, 3.52%, LOC Fannie Mae, VRDN (b)(c)	8,260,000	8,260,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Orange County Hsg. Fin. Auth. Multi-family Rev.: - continued
(West Point Villas Apt. Proj.) Series 2000 F, 3.52%, LOC Fannie Mae, VRDN (b)(c)	$ 5,750,000	$ 5,750,000
Orange County Indl. Dev. Auth. Indl. Dev. Rev. (Advanced Drainage Sys., Inc. Proj.) 3.6%, LOC Nat'l. City Bank, VRDN (b)(c)	2,190,000	2,190,000
Orange County School District TAN 4% 9/14/07	17,000,000	17,064,610
Orlando Utils. Commission Wtr. & Elec. Rev. Bonds Series PT 2372, 3.55%, tender 10/11/07 (Liquidity Facility Dexia Cr. Local de France) (b)(e)(f)	5,950,000	5,950,000
Osceola County Hsg. Fin. Auth. Multi-family Rev. (Regatta Bay Apts. Proj.) Series A, 3.53%, LOC Fannie Mae, VRDN (b)(c)	5,600,000	5,600,000
Pasco County Indl. Dev. Rev. (Pacific Med., Inc. Proj.) Series 1999, 3.6%, LOC Bank of America NA, VRDN (b)(c)	1,935,000	1,935,000
Pinellas County Hsg. Fin. Auth. Single Family Hsg. Rev. Participating VRDN Series FRRI 03 L10J, 3.61% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(c)(e)	2,290,000	2,290,000
Pinellas County Hsg. Fin. Auth. Single Family Mtg. Rev. Participating VRDN:
Series CDC 04 4 Class A, 3.55% (Liquidity Facility CDC Fin.-CDC IXIS) (b)(c)(e)	12,665,000	12,665,000
Series MT 66, 3.55% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(c)(e)	15,765,000	15,765,000
Series MT 9, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	9,565,000	9,565,000
Series PT 2239, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	8,700,000	8,700,000
Pinellas County Indl. Council Indl. Dev. Rev. (Hunter Douglas, Inc. Proj.) 3.54%, LOC ABN-AMRO Bank NV, VRDN (b)(c)	2,100,000	2,100,000
Polk County Hsg. Fin. Auth. Multi-family Hsg. Rev. (Cambridge Cove Apts. Proj.) Series 2001, 3.53%, LOC Fannie Mae, VRDN (b)(c)	3,900,000	3,900,000
Putnam County Dev. Auth. Poll. Cont. Rev. (Seminole Elec. Coop., Inc. Proj.):
Series 1984 H1, 3.61% (Nat'l. Rural Utils. Coop. Fin. Corp. Guaranteed), VRDN (b)	12,565,000	12,565,000
Series 1984 H2, 3.61% (Nat'l. Rural Utils. Coop. Fin. Corp. Guaranteed), VRDN (b)	9,165,000	9,165,000
Series 1984 S, 3.61% (Nat'l. Rural Utils. Coop. Fin. Corp. Guaranteed), VRDN (b)	3,940,000	3,940,000
Saint Johns County Hsg. Fin. Auth. Multifamily Hsg. Rev.:
(Ponce Hbr. Apts. Proj.) 3.52%, LOC Fannie Mae, VRDN (b)(c)	6,000,000	6,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Saint Johns County Hsg. Fin. Auth. Multifamily Hsg. Rev.: - continued
(Summerset Village Proj.) 3.54%, LOC SunTrust Banks, Inc., VRDN (b)(c)	$ 10,740,000	$ 10,740,000
Saint Johns County Wtr. & Swr. Rev. Participating VRDN Series PZ 90, 3.54% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	3,030,000	3,030,000
Saint Petersburg Cap. Impt. Rev. (Arpt. Proj.) Series 1997 C, 3.54%, LOC SunTrust Banks, Inc., VRDN (b)(c)	400,000	400,000
Tamarac Indl. Dev. Rev. (Fazio Hldgs. LP Proj.) Series 2000, 3.58%, LOC Wachovia Bank NA, VRDN (b)(c)	3,800,000	3,800,000
Tampa Bay Wtr. Util. Sys. Rev. 3.55%, LOC Bank of America NA, VRDN (b)(c)	28,400,000	28,400,000
Volusia County Hsg. Fin. Auth. Multi-family Hsg. Rev. (Saxon Trace Apts. Proj.) 3.52%, LOC Fannie Mae, VRDN (b)(c)	9,500,000	9,500,000
		1,097,943,037
Georgia - 1.9%
Clayton County Dev. Auth. Spl. Facilities Rev. (Delta Air Lines, Inc. Proj.):
Series 2000 A, 3.55%, LOC Gen. Elec. Cap. Corp., VRDN (b)	2,450,000	2,450,000
Series 2000 B, 3.62%, LOC Gen. Elec. Cap. Corp., VRDN (b)(c)	9,540,000	9,540,000
Series 2000 C, 3.62%, LOC Gen. Elec. Cap. Corp., VRDN (b)(c)	6,200,000	6,200,000
Paulding County Indl. Bldg. Auth. Rev. (Cadillac Products, Inc. Proj.) Series 1994, 3.59%, LOC JPMorgan Chase Bank, VRDN (b)(c)	840,000	840,000
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Proj.) First Series 1997, 3.76%, tender 6/1/07 (b)	5,500,000	5,502,801
Savannah Econ. Dev. Auth. Rev. (Kaolin Terminals, Inc. Proj.) 3.55%, LOC Bank of America NA, VRDN (b)(c)	5,000,000	5,000,000
		29,532,801
Hawaii - 0.3%
Hawaii Arpt. Sys. Rev. Participating VRDN Series PT 2310, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	2,660,000	2,660,000
Hawaii Dept. of Budget & Fin. Spl. Purp. Rev. Participating VRDN Series PA 1244, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	2,500,000	2,500,000
		5,160,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Illinois - 1.0%
Aurora Single Family Mtg. Rev. Participating VRDN Series MS 06 1543, 3.98% (Liquidity Facility Morgan Stanley) (a)(b)(c)(e)	$ 2,700,000	$ 2,700,000
Belvidere Indl. Dev. Rev. (R&D Thiel, Inc. Proj.) Series 1996, 3.6%, LOC U.S. Bank NA, Minnesota, VRDN (b)(c)	1,500,000	1,500,000
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN Series ROC II R70, 3.55% (Liquidity Facility Citibank NA) (b)(c)(e)	2,100,000	2,100,000
Illinois Dev. Fin. Auth. Indl. Dev. Rev. (Camcraft Proj.) Series 1993, 3.71%, LOC JPMorgan Chase Bank, VRDN (b)(c)	100,000	100,000
Metropolitan Pier & Exposition Auth. Dedicated State Tax Rev. Participating VRDN Series Floaters 06 28Z, 3.54% (Liquidity Facility Goldman Sachs Group, Inc.) (b)(e)	6,295,000	6,295,000
Puttable Floating Option Tax Receipts Participating VRDN Series PZP 6, 3.58% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	2,595,000	2,595,000
		15,290,000
Indiana - 0.6%
Indiana St Fin. Auth. Wtr. Facilities Re Participating VRDN Series 111, 3.56% (Liquidity Facility Bank of America NA) (b)(c)(e)	1,695,000	1,695,000
Indianapolis Econ. Dev. Rev. (US LLC Proj.) Series 1996, 3.9%, LOC JPMorgan Chase Bank, VRDN (b)(c)	75,000	75,000
Indianapolis Local Pub. Impt. Bond Bank Participating VRDN:
Series MACN 05 P, 3.56% (Liquidity Facility Bank of America NA) (b)(c)(e)	3,125,000	3,125,000
Series Putters 3490, 3.55% (Liquidity Facility Dexia Cr. Local de France) (b)(c)(e)	5,205,000	5,205,000
		10,100,000
Kentucky - 0.3%
Kenton County Arpt. Board Arpt. Rev. Participating VRDN Series FRRI 02 L15, 3.61% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(c)(e)	5,000,000	5,000,000
Louisiana - 2.0%
East Baton Rouge Mtg. Fing. Auth. Single Family Rev. Participating VRDN Series MS 973, 3.58% (Liquidity Facility Morgan Stanley) (b)(c)(e)	3,245,000	3,245,000
Louisiana Hsg. Fin. Agcy. Mtg. Rev. Participating VRDN Series Clipper 05 11, 3.63% (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)(e)	2,267,000	2,267,000
Louisiana Pub. Facilities Auth. Rev. (Air Products & Chemicals, Inc. Proj.):
3.6%, VRDN (b)(c)	6,250,000	6,250,000
3.6%, VRDN (b)(c)	5,000,000	5,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Louisiana - continued
West Baton Rouge Parish Indl. District #3 Rev.:
Bonds (Dow Chemical Co. Proj.) Series 91, 3.67% tender 12/14/06, CP mode	$ 3,300,000	$ 3,300,000
(Dow Chemical Co. Proj.):
Series 1993, 3.82%, VRDN (b)(c)	3,800,000	3,800,000
Series 1994 B, 3.75%, VRDN (b)	2,000,000	2,000,000
Series 1995, 3.82%, VRDN (b)(c)	5,150,000	5,150,000
		31,012,000
Maine - 1.1%
Maine Hsg. Auth. Gen. Hsg. Rev. Participating VRDN:
Series MT 185, 3.55% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(c)(e)	1,545,000	1,545,000
Series MT 312, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	4,860,000	4,860,000
Maine Hsg. Auth. Mtg. Purchase Rev.:
Bonds ( Gen. Mortgage Proj.) 3.62%, tender 12/17/07 (a)(b)(c)	2,200,000	2,200,000
Participating VRDN Series Putters 1414, 3.55% (Liquidity Facility JPMorgan Chase & Co.) (b)(c)(e)	5,160,000	5,160,000
Series 2003 E2, 3.55% (AMBAC Insured), VRDN (b)(c)	4,400,000	4,400,000
		18,165,000
Maryland - 0.3%
Maryland Cmnty. Dev. Administration Dept. of Hsg. & Cmnty. Dev. Bonds ( Residential Rev. Proj.) Series R, 3.64% 12/14/07 (a)(c)	2,500,000	2,500,000
Montgomery County Hsg. Opportunity Commission Single Family Mtg. Rev. Participating VRDN Series MT 89, 3.55% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(c)(e)	1,680,000	1,680,000
		4,180,000
Michigan - 0.7%
Michigan Strategic Fund Solid Waste Disp. Rev. (Grayling Gen. Station Proj.) Series 1990, 3.54%, LOC Barclays Bank PLC, VRDN (b)(c)	5,800,000	5,800,000
Wayne County Arpt. Auth. Rev. Participating VRDN:
Series MT 115, 3.55% (Liquidity Facility Svenska Handelsbanken AB) (b)(c)(e)	2,735,000	2,735,000
Series ROC II R442, 3.55% (Liquidity Facility Citibank NA) (b)(c)(e)	3,000,000	3,000,000
		11,535,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Minnesota - 0.2%
Minneapolis & Saint Paul Hsg. Fin. Board Rev. Participating VRDN Series MT 118, 3.55% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(c)(e)	$ 940,000	$ 940,000
Minnesota Hsg. Fin. Agcy. Participating VRDN Series Putters 1552, 3.55% (Liquidity Facility JPMorgan Chase & Co.) (b)(c)(e)	2,500,000	2,500,000
		3,440,000
Montana - 0.1%
Montana Board of Hsg. Participating VRDN 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	2,220,000	2,220,000
Nebraska - 0.4%
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev. Participating VRDN Series Putters 1352, 3.55% (Liquidity Facility JPMorgan Chase & Co.) (b)(c)(e)	5,555,000	5,555,000
Nevada - 0.2%
Director of State Dept. Bus. & Ind. Solid Waste Disp. Rev. (Republic Svcs., Inc. Proj.) 3.87%, VRDN (b)(c)	2,600,000	2,600,000
Nevada Director of Dept. Commerce Indl. Dev. Rev. (Primex Corp. Proj.) 3.9%, LOC JPMorgan Chase Bank, VRDN (b)(c)	265,000	265,000
		2,865,000
New Hampshire - 0.7%
Clipper Tax-Exempt Trust Participating VRDN Series Clipper 05 3, 3.57% (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)(e)	242,000	242,000
New Hampshire Bus. Fin. Auth. Exempt Facilities Rev. (Waste Mgmt. of New Hampshire, Inc. Proj.) 3.53%, LOC Wachovia Bank NA, VRDN (b)(c)	10,500,000	10,500,000
		10,742,000
New Mexico - 0.2%
New Mexico Mtg. Fin. Auth. Participating VRDN Series Clipper 05 15, 3.68% (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)(e)	3,100,000	3,100,000
New York & New Jersey - 1.0%
Port Auth. of New York & New Jersey Participating VRDN Series EGL 06 107 Class A, 3.55% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(c)(e)	15,600,000	15,600,000
Non State Specific - 0.1%
Puttable Floating Option Tax Receipts Participating VRDN Series PZP 011, 3.58% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	1,280,000	1,280,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
North Carolina - 0.7%
Gaston County Indl. Facilities & Poll. Cont. Fing. Auth. Rev. (Duke Energy Corp. Proj.) Series 1999, 3.82%, VRDN (b)(c)	$ 1,900,000	$ 1,900,000
North Carolina Hsg. Fin. Agcy. Home Ownership Rev. Participating VRDN:
Series FRRI 03 L17, 3.61% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(c)(e)	1,700,000	1,700,000
Series LB 03 L44J, 3.64% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(c)(e)	1,500,000	1,500,000
Raleigh Durham Arpt. Auth. Rev.:
Participating VRDN Series MT 100, 3.55% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(c)(e)	3,000,000	3,000,000
Series 2006 B, 3.58% (XL Cap. Assurance, Inc. Insured), VRDN (b)(c)	3,000,000	3,000,000
		11,100,000
North Dakota - 0.1%
Hebron Indl. Dev. Rev. (Dacco, Inc. Proj.) 3.6%, LOC U.S. Bank NA, Minnesota, VRDN (b)(c)	1,100,000	1,100,000
Ohio - 0.3%
Ohio Solid Waste Rev. (Republic Svcs., Inc. Proj.) 3.76%, VRDN (b)(c)	1,300,000	1,300,000
Ohio Wtr. Dev. Auth. Wtr. Poll. Cont. Rev. (Ohio Edison Co. Proj.) Series 1999 A, 3.72%, VRDN (b)	2,400,000	2,400,000
Summit County Indl. Dev. Rev. (Ganzhorn Properties Proj.) 3.9%, LOC JPMorgan Chase Bank, VRDN (b)(c)	555,000	555,000
		4,255,000
Oklahoma - 0.2%
Oklahoma Hsg. Fin. Agcy. Single Family Rev. Participating VRDN Series LB 06 P42, 3.61% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(c)(e)	3,795,000	3,795,000
Oregon - 0.6%
Oregon Homeowner Rev. Participating VRDN:
Series MT 228, 3.55% (Liquidity Facility Bayerische Landesbank (UNGTD)) (b)(c)(e)	4,055,000	4,055,000
Series MT 294, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	3,735,000	3,735,000
Portland Econ. Dev. Rev. (Columbia Aluminum Recycling Proj.) 3.62%, LOC U.S. Bank NA, Minnesota, VRDN (b)(c)	1,900,000	1,900,000
		9,690,000
Pennsylvania - 0.8%
Allegheny County Indl. Dev. Auth. Rev. (UPMC Children's Hosp. Proj.) Series 2004 A, 3.48%, VRDN (b)	3,600,000	3,600,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Cambria County Ind. Dev. Auth. (Cambria Cogen Co. Proj.) Series 1998 A1, 3.58%, LOC Bayerische Hypo-und Vereinsbank AG, VRDN (b)(c)	$ 7,300,000	$ 7,300,000
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) 3.87%, VRDN (b)(c)	1,600,000	1,600,000
		12,500,000
South Carolina - 1.0%
Oconee County Poll. Cont. Rev. (Duke Energy Corp. Proj.) Series A, 3.75%, VRDN (b)	2,600,000	2,600,000
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Participating VRDN:
Series BA 01 L, 3.63% (Liquidity Facility Bank of America NA) (b)(c)(e)	2,350,000	2,350,000
Series Putters 1388, 3.55% (Liquidity Facility JPMorgan Chase & Co.) (b)(c)(e)	5,320,000	5,320,000
South Carolina Jobs Econ. Dev. Auth. Econ. Dev. Rev. (Mohawk Ind., Inc. Proj.) Series 1997 B, 3.58%, LOC Wachovia Bank NA, VRDN (b)(c)	1,200,000	1,200,000
York County Poll. Cont. Rev. Bonds (Duke Energy Corp. Proj.) 3.72% tender 1/3/07, CP mode	5,100,000	5,100,000
		16,570,000
South Dakota - 0.3%
South Dakota Hsg. Dev. Auth. Participating VRDN:
Series LB 04 L34J, 3.64% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(c)(e)	2,030,000	2,030,000
Series LB 06 P41, 3.61% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(c)(e)	3,465,000	3,465,000
		5,495,000
Tennessee - 1.4%
Jackson Indl. Dev. Board Solid Waste Disp. Rev. (Florida Steel Corp. Proj.) Series 1995, 3.55%, LOC Bank of America NA, VRDN (b)(c)	6,000,000	6,000,000
Tennessee Hsg. Dev. Agcy. Participating VRDN:
Series LB 04 L7, 3.64% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(c)(e)	2,170,000	2,170,000
Series LB L32J, 3.64% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(c)(e)	3,640,000	3,640,000
Series PT 3433, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	10,030,000	10,030,000
		21,840,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Texas - 3.2%
Arlington Independent School District Bonds 0% 2/15/07 (Permanent School Fund of Texas Guaranteed)	$ 3,070,000	$ 3,045,790
Brazos County Hsg. Fin. Corp. Single Family Mortgage Rev. Participating VRDN Series MT 76, 3.55% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	2,750,000	2,750,000
Brazos River Auth. Poll. Cont. Rev.:
Participating VRDN ROC RR II R 617 CE, 3.55% (Liquidity Facility Citibank NA) (b)(c)(e)	7,575,000	7,575,000
(Texas Utils. Energy Co. Proj.) Series A, 3.55%, LOC Wachovia Bank NA, VRDN (b)(c)	3,100,000	3,100,000
Brazos River Hbr. Navigation Brazoria County Envir. Facilities Rev. (Dow Chemical Co. Proj.) Series A2, 3.82%, VRDN (b)(c)	1,000,000	1,000,000
Dallas Fort Worth Int'l. Arpt. Rev. Participating VRDN Series ROC II 251, 3.55% (Liquidity Facility Citigroup, Inc.) (b)(c)(e)	2,525,000	2,525,000
Dallas Hsg. Fin. Corp. Multi-family Hsg. Rev. (Cherrycrest Villas Apts. Proj.) 3.59%, LOC Wachovia Bank NA, VRDN (b)(c)	4,800,000	4,800,000
Gulf Coast Indl. Dev. Auth. Envir. Facilities Rev. (Citgo Petroleum Corp. Proj.) 3.7%, LOC Calyon, VRDN (b)(c)	8,500,000	8,500,000
Houston Occupancy Tax and Spl. Rev. Participating VRDN Series MSTC 06 254, 3.55% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)	800,000	800,000
North Texas Higher Ed. Auth. Student Ln. Rev. Series 2005 C, 3.5%, LOC Bank of America NA, LOC Lloyds TSB Bank PLC, VRDN (b)(c)	2,200,000	2,200,000
Sabine River Auth. Poll. Cont. Rev. Bonds:
(TXU Energy Co. LLC Proj.) Series A, 3.68%, tender 5/7/07, LOC Norddeutsche Landesbank (a)(b)(c)	1,200,000	1,200,000
(TXU Energy Co. LLC Proj.) Series B, 3.83%, tender 5/7/07, LOC Norddeutsche Landesbank (b)(c)	3,000,000	3,000,000
San Antonio Wtr. Sys. Rev. Series 2001, 3.6% 3/7/07 (Liquidity Facility Bank of America NA), CP	5,000,000	5,000,000
Texas Dept. Hsg. & Cmnty. Affairs Single Family Rev. Series 2004 B, 3.5% (FSA Insured), VRDN (b)(c)	6,000,000	6,000,000
		51,495,790
Utah - 1.4%
Utah Board of Regents Student Ln. Rev.:
Series 1995 L, 3.5% (AMBAC Insured), VRDN (b)(c)	6,000,000	6,000,000
Series 1996 Q, 3.5% (AMBAC Insured), VRDN (b)(c)	16,500,000	16,500,000
		22,500,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Vermont - 0.3%
Vermont Hsg. Fin. Agcy. Single Family Participating VRDN Series BA 02 I, 3.61% (Liquidity Facility Bank of America NA) (b)(c)(e)	$ 1,495,000	$ 1,495,000
Vermont Student Assistant Corp. Ed. Ln. Rev. Series 2005 QQ, 3.5% (AMBAC Insured), VRDN (b)(c)	3,300,000	3,300,000
		4,795,000
Virginia - 1.0%
Chesterfield County Indl. Dev. Auth. Rev. Participating VRDN Series PT 886, 3.56% (Liquidity Facility Lloyds TSB Bank PLC) (b)(e)	1,300,000	1,300,000
Halifax County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. & Pwr. Co. Proj.) Series 1992:
3.73% tender 12/5/06, CP mode (c)	2,000,000	2,000,000
3.85% tender 12/5/06, CP mode (c)	1,200,000	1,200,000
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. & Pwr. Co. Proj.):
Series 1987, 3.71% tender 12/8/06, CP mode	2,100,000	2,100,000
Series 84:
3.8% tender 1/8/07, CP mode	4,000,000	4,000,000
3.9% tender 12/20/06, CP mode	4,000,000	4,000,000
3.9% tender 12/28/06, CP mode	2,000,000	2,000,000
		16,600,000
Washington - 0.6%
Washington Hsg. Fin. Commission Participating VRDN Series Putters 1335, 3.55% (Liquidity Facility JPMorgan Chase & Co.) (b)(c)(e)	4,740,000	4,740,000
Washington Hsg. Fin. Commission Multi-family Hsg. Rev.:
(Fairwinds Redmond Proj.) Series A, 3.59%, LOC Bank of America NA, VRDN (b)(c)	2,000,000	2,000,000
(Woodland Retirement Proj.) Series A, 3.78%, LOC Wells Fargo Bank NA, VRDN (b)(c)	3,425,000	3,425,000
		10,165,000
West Virginia - 0.3%
Elkins Bldg. Commission Rev. (Davis & Elkins College Proj.) 3.68%, LOC Huntington Nat'l. Bank, Columbus, VRDN (b)	4,390,000	4,390,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Wisconsin - 0.2%
Hartford Cmnty. Dev. Auth. Indl. Dev. Rev. (TNT/Larpen Supply Proj.) 3.8%, LOC JPMorgan Chase Bank, VRDN (b)(c)	$ 860,000	$ 860,000
Wisconsin St. Participating VRDN Series LB 06 K40, 3.61% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(c)(e)	1,765,000	1,765,000
		2,625,000
TOTAL INVESTMENT PORTFOLIO - 95.9% (Cost $1,521,905,628)		1,521,905,628
NET OTHER ASSETS - 4.1%		64,422,459
NET ASSETS - 100%		$ 1,586,328,087
Security Type Abbreviations
CP - COMMERCIAL PAPER
TAN - TAX ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Provides evidence of ownership in one or more underlying municipal bonds.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,950,000 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Orlando Utils. Commission Wtr. & Elec. Rev. Bonds Series PT 2372, 3.55%, tender 10/11/07 (Liquidity Facility Dexia Cr. Local de France)	10/10/06	$ 5,950,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Municipal Cash Central Fund	$ 675,097

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Fidelity Florida Municipal Money Market Fund

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,521,905,628)		$ 1,521,905,628
Cash		63,948,859
Receivable for fund shares sold		19,851,077
Interest receivable		7,117,979
Other receivables		281,931
Total assets		1,613,105,474

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 8,601,349
Payable for fund shares redeemed	17,310,015
Distributions payable	182,341
Accrued management fee	682,997
Other affiliated payables	685
Total liabilities		26,777,387

Net Assets		$ 1,586,328,087
Net Assets consist of:
Paid in capital		$ 1,586,213,919
Undistributed net investment income		63,119
Accumulated undistributed net realized gain (loss) on investments		51,049
Net Assets, for 1,586,138,048 shares outstanding		$ 1,586,328,087
Net Asset Value, offering price and redemption price per share ($1,586,328,087 ÷ 1,586,138,048 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Florida Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2006

Investment Income
Interest		$ 60,168,718
Income from Fidelity Central Funds		675,097
Total income		60,843,815

Expenses
Management fee	$ 9,058,145
Independent trustees' compensation	6,945
Total expenses before reductions	9,065,090
Expense reductions	(2,002,076)	7,063,014
Net investment income		53,780,801
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		51,046
Net increase in net assets resulting from operations		$ 53,831,847

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 53,780,801	$ 30,247,887
Net realized gain (loss)	51,046	40,377
Net increase in net assets resulting from operations	53,831,847	30,288,264
Distributions to shareholders from net investment income	(53,781,381)	(30,248,445)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	6,609,177,315	5,221,578,190
Reinvestment of distributions	52,505,318	29,775,180
Cost of shares redeemed	(6,718,766,188)	(5,001,856,968)
Net increase (decrease) in net assets and shares resulting from share transactions	(57,083,555)	249,496,402
Total increase (decrease) in net assets	(57,033,089)	249,536,221

Net Assets
Beginning of period	1,643,361,176	1,393,824,955
End of period (including undistributed net investment income of $63,119 and undistributed net investment income of $63,699, respectively)	$ 1,586,328,087	$ 1,643,361,176

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.030	.019	.007	.007	.011
Distributions from net investment income	(.030)	(.019)	(.007)	(.007)	(.011)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	3.02%	1.91%	.75%	.66%	1.14%
Ratios to Average Net Assets B, C
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.39%	.40%	.49%	.49%	.46%
Net investment income	2.96%	1.88%	.75%	.67%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,586,328	$ 1,643,361	$ 1,393,825	$ 962,448	$ 787,714

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

1. Significant Accounting Policies.

Fidelity Florida Municipal Income Fund (the Income Fund) is a fund of Fidelity Court Street Trust. Fidelity Florida Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Each Fund may be affected by economic and political developments in the state of Florida. The Funds may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Income Fund and the Money Market Funds, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments. For the Income Fund, debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities owned by the Money Market Fund are valued at amortized cost which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, Certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, market discount, deferred trustees compensation, and losses deferred due to wash sales.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Fidelity Florida Municipal Income Fund	$ 449,144,801	$ 17,835,426	$ (645,956)	$ 17,189,470
Fidelity Florida Municipal Money Market Fund	1,521,905,628	-	-	-
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Fidelity Florida Municipal Income Fund	$ 95,495	$ 1,611,944	$ -
Fidelity Florida Municipal Money Market Fund	63,803	6,509	-

The tax character of distributions paid was as follows:

November 30, 2006	Tax-exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Florida Municipal Income Fund	$ 19,455,030	$ -	$ 6,368,067	$ 25,823,097
Fidelity Florida Municipal Money Market Fund	53,781,381	-	-	53,781,381
November 30, 2005	Tax-exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Florida Municipal Income Fund	$ 20,024,782	$ -	$ 1,482,849	$ 21,507,631
Fidelity Florida Municipal Money Market Fund	30,248,445	-	-	30,248,445

Short-Term Trading (Redemption) Fees. Shares held in the Income Fund less than 30 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Certain Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Income Fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Income Fund's Schedule of Investments. Losses may arise from changes in the value of

Annual Report

2. Operating Policies - continued

Futures Contracts - continued

the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Swap Agreements. The Income Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the Fund.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund's custodian in compliance with swap contracts.

Note Purchase Agreements. The Money Market Fund, together with other affiliated funds, has entered into an agreement representing a commitment to purchase specific notes prior to their issuance. Based on the terms of the agreement, the Money Market Fund is committed to purchase up to $2,500,000 of notes with a floating rate coupon based on an Index Rate as defined in the agreement and maturing on August 31, 2007. Payment for the notes is not required and interest does not accrue until the delivery date. The obligation of the Money Market Fund to purchase these notes is contingent upon no material adverse changes in the credit quality of the issuer. The issuer may submit a request to the Money Market Fund to purchase up to the maximum principal amount of the note. The Money Market Fund does not record a portfolio holding or any entries to its records until the notes are purchased. The notes are subject to market value fluctuations and there is risk the securities will not be issued as anticipated. The Money Market Fund has identified securities as segregated with a value at least equal to the amount of the commitment.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $66,765,846 and $97,878,663, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Income Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .37% of the Fund's average net assets.

FMR and its affiliates provide Fidelity Florida Municipal Money Market Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of the Fund's average net assets. FMR pays all other expenses, except the compensation of the independent Trustees and certain exceptions such as interest expense, including commitment fees. The management fee paid to FMR by the Fund is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the Funds. Citibank has entered into a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the Funds' transfer and shareholder servicing agent and accounting functions. Under the terms of the management fee contract, FMR pays transfer agent fees on behalf of the Fidelity Florida Municipal Money Market Fund. The Fidelity Florida Municipal Income Fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month. For the period, Fidelity Florida Municipal Income Fund the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Florida Municipal Income Fund	.06%	|

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Funds may invest in Fidelity Central Funds. The Funds' Schedule of Investments lists each of the Fidelity Central Funds as an investment of each Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

5. Committed Line of Credit.

The Income Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Fidelity Florida Municipal Income Fund	$ 1,110

During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the Income Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction
Fidelity Florida Municipal Income Fund	$ 7,820	$ 190,955	$ 11,061

In addition, through an arrangement with Fidelity Florida Municipal Money Market Fund custodian and transfer agent, $2,002,076 of credits realized as a result of uninvested cash balances were used to reduce the Fund's management fee.

Annual Report

Notes to Financial Statements - continued

7. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Fidelity Florida Municipal Income Fund and Fidelity Florida Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Florida Municipal Income Fund (a fund of Fidelity Court Street Trust) and Fidelity Florida Municipal Money Market Fund (a fund of Fidelity Court Street Trust II) at November 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Court Street Trust's and Fidelity Court Street Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1977 or 1991

Trustee of Fidelity Court Street Trust (1977) and Fidelity Court Street Trust II (1991). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of Florida Municipal Money Market and Florida Municipal Income. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Charles S. Morrison (45)

Year of Election or Appointment: 2005

Vice President of Florida Municipal Money Market. Mr. Morrison also serves as Vice President of Fidelity's Money Market Funds (2005-present) and certain Asset Allocation Funds (2002-present). Previously, he served as Vice President of Fidelity's Bond Funds (2002-2005) and certain Balanced Funds (2002-2005). He served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002-present) and FMR (2002-present). Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (58)

Year of Election or Appointment: 2002 or 2005

Vice President of Florida Municipal Money Market (2002) and Florida Municipal Income (2005). Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Florida Municipal Income. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Michael J. Marchese (49)

Year of Election or Appointment: 2001

Vice President of Florida Municipal Money Market. Mr. Marchese also serves as Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. Marchese worked as a legal analyst, director of research for the Municipal Money Market Group, and portfolio manager.

Jamie Pagliocco (42)

Year of Election or Appointment: 2006

Vice President of Florida Municipal Income. Mr. Pagliocco also serves as Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. Pagliocco worked as a municipal bond trader, assistant fixed income head trader, and manager.

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Florida Municipal Money Market and Florida Municipal Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Florida Municipal Money Market and Florida Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Florida Municipal Money Market and Florida Municipal Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Florida Municipal Money Market and Florida Municipal Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Florida Municipal Money Market and Florida Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Florida Municipal Money Market and Florida Municipal Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of Florida Municipal Money Market and Florida Municipal Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Florida Municipal Money Market and Florida Municipal Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Florida Municipal Money Market and Florida Municipal Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 1992

Assistant Treasurer of Florida Municipal Money Market and Florida Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Florida Municipal Money Market and Florida Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Florida Municipal Money Market and Florida Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Florida Municipal Money Market and Florida Municipal Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Florida Municipal Money Market and Florida Municipal Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Florida Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Fidelity Florida Municipal Income Fund	12/18/06	12/15/06	$.04

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended November 30, 2006, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Fidelity Florida Municipal Income Fund	$ 1,639,691
Fidelity Florida Municipal Money Market Fund	$ 12,298

During fiscal year ended 2006, 100% of Fidelity Florida Municipal Income Fund and Fidelity Florida Municipal Money Market Fund's income dividends were free from federal income tax, and 12.72% and 63.48% of Fidelity Florida Municipal Income Fund and Fidelity Florida Municipal Money Market Fund's income dividends were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Florida Municipal Income Fund / Fidelity Florida Municipal Money Market Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of the management fee and total expenses of each fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with,each fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index (bond fund only, as money market funds are typically not compared against a market index), and (ii) a peer group of mutual funds over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark") (bond fund only), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Florida Municipal Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one-year period, the second quartile for the three-year period, and the first quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown.

Fidelity Florida Municipal Money Market Fund

Annual Report

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group combines tax-exempt money market funds from several different states.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 25% would mean that 75% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board. For a more meaningful comparison of management fees, Fidelity Florida Municipal Money Market Fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for non-management expenses (including transfer agent fees, pricing and bookkeeping fees, and custody fees) from the fund's all-inclusive fee. In this regard, the Board realizes that net management fees can vary from year to year because of differences in non-management expenses.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Florida Municipal Income Fund

Fidelity Florida Municipal Money Market Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

In its review of Fidelity Florida Municipal Income Fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses.

In its review of Fidelity Florida Municipal Money Market Fund's total expenses, the Board considered the fund's hypothetical net management fee as well as the fund's all-inclusive fee. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted the effects of any waivers and reimbursements on fees and expenses.

As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expenses ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Fidelity Florida Municipal Income Fund only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that Fidelity Florida Municipal Income Fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research
Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Citibank, N.A.

New York, NY

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
 and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SFC-UANN-0107
1.786714.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity® New Jersey
Municipal Income Fund

Fidelity New Jersey AMT
Tax-Free Money Market Fund

Fidelity New Jersey Municipal
Money Market Fund

Annual Report

November 30, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Fidelity New Jersey Municipal Income Fund
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity New Jersey AMT Tax-Free Money Market Fund
	<Click Here>	Investment Changes/Performance
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity New Jersey Municipal Money Market Fund
	<Click Here>	Investment Changes/Performance
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the financial statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED ·MAY LOSE VALUE ·NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006 to November 30, 2006).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Investments - continued

	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period* June 1, 2006 to November 30, 2006
Fidelity New Jersey Municipal Income Fund
Actual	$ 1,000.00	$ 1,047.40	$ 2.41
HypotheticalA	$ 1,000.00	$ 1,022.71	$ 2.38
Fidelity New Jersey AMT Tax-Free Money Market Fund
Actual	$ 1,000.00	$ 1,016.30	$ 1.77
HypotheticalA	$ 1,000.00	$ 1,023.31	$ 1.78
Fidelity New Jersey Municipal Money Market Fund
Actual	$ 1,000.00	$ 1,015.60	$ 2.58
HypotheticalA	$ 1,000.00	$ 1,022.51	$ 2.59

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Fidelity New Jersey Municipal Income Fund	.47%
Fidelity New Jersey AMT Tax-Free Money Market Fund	.35%
Fidelity New Jersey Municipal Money Market Fund	.51%

Annual Report

Fidelity New Jersey Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity NJ Municipal Income Fund	6.02%	5.30%	5.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Jersey Municipal Income Fund on November 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Municipal Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Mark Sommer, Portfolio Manager of Fidelity® New Jersey Municipal Income Fund

Strong investor demand and a late-period rally helped municipal bonds post solid returns and take their place as one of the best performing investment-grade debt classes for the 12-month period ending November 30, 2006. Muni bond prices declined during the first half of the period as the Federal Reserve Board raised short-term interest rates to return them to a more "neutral level" and fend off inflation. Beginning in mid-summer 2006, however, munis rebounded amid hopes that the Fed would pause its rate hike campaign. Those hopes were eventually actualized when the central bank left rates unchanged at its August, September and October Open Market Committee meetings. Demand - which was amplified by non-traditional investors such as hedge funds - increased substantially as investors sought out munis for their attractive after-tax yields. Against this backdrop, the Lehman Brothers® Municipal Bond Index - a performance measure of approximately 34,000 investment-grade, fixed-rate, tax-exempt bonds - returned 6.12%. In comparison, the overall taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 5.94%.

During the past year, the fund gained 6.02%, the Lehman Brothers New Jersey Enhanced Modified Municipal Bond Index - which became the fund's new supplemental benchmark during the period - rose 6.61% and the Lehman Brothers New Jersey 4 Plus Year Enhanced Modified Bond Index gained 7.17%. The New Jersey muni market outpaced the national muni market average, bolstered by its heightened interest rate sensitivity in a year when more-rate-sensitive investments performed best. Benefiting fund returns relative to the index was its overweighting in bonds that were prerefunded during the period, a process that helped boost the bonds' returns. In contrast, my conservative approach to credit quality detracted from the fund's relative results. My decision to underweight lower-quality securities worked against us as they posted strong gains during the year, outpacing their higher-quality counterparts.

Note to shareholders: Effective June 1, 2006, the fund changed its supplemental benchmark from the Lehman Brothers New Jersey 4 Plus Year Enhanced Modified Municipal Bond Index to the Lehman Brothers New Jersey Enhanced Modified Municipal Bond Index. The new benchmark is a customized index created by Lehman Brothers that includes more shorter-term securities and, thus, in Fidelity's view, will be a better benchmark for evaluating the fund's performance over time.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity New Jersey Municipal Income Fund

Investment Changes

Top Five Sectors as of November 30, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	51.4	50.8
Escrowed/Pre-Refunded	12.6	11.8
Transportation	11.4	12.1
Electric Utilities	5.1	5.2
Water & Sewer	4.1	4.2
Average Years to Maturity as of November 30, 2006
		6 months ago
Years	13.4	13.8
Average years to maturity is based on the average time remaining to the stated maturity date of each bond, weighted by the market value of each bond.
Duration as of November 30, 2006
6 months ago
Years	6.6	7.0

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of November 30, 2006	As of May 31, 2006
AAA 73.3%	AAA 73.7%
AA,A 19.6%	AA,A 19.5%
BBB 3.9%	BBB 4.1%
BB and Below 0.3%	BB and Below 0.3%
Not Rated 0.4%	Not Rated 0.4%
Short-Term Investments and Net Other Assets 2.5%	Short-Term Investments and Net Other Assets 2.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Annual Report

Fidelity New Jersey Municipal Income Fund

Investments November 30, 2006

Showing Percentage of Net Assets

Municipal Bonds - 97.5%
	Principal Amount	Value (Note 1)
Guam - 0.1%
Guam Wtrwks. Auth. Wtr. and Wastewtr. Sys. Rev. 6% 7/1/25	$ 400,000	$ 440,520
New Jersey - 81.8%
Atlantic County Impt. Auth. Luxury Tax Rev. (Convention Ctr. Proj.):
7.375% 7/1/10 (Escrowed to Maturity) (b)	545,000	583,613
7.4% 7/1/16 (Escrowed to Maturity) (b)	3,510,000	4,293,853
Bergen County Impt. Auth. School District Rev. (Wyckoff Township Board of Ed. Proj.) 5.25% 4/1/20	1,770,000	1,963,550
Bordentown Swr. Auth. Rev. Series E, 5.5% 12/1/25 (FGIC Insured)	2,750,000	2,925,698
Burlington County Board Commission Pooled Ln. Rev. (Govt. Ln. Prog.) 5.25% 12/15/22 (AMBAC Insured)	3,290,000	3,624,560
Burlington County Bridge Commission Lease Rev. (Govt. Leasing Prog.):
5.25% 8/15/16	1,100,000	1,194,402
5.25% 8/15/17	1,000,000	1,082,080
5.25% 8/15/19	1,000,000	1,079,940
Camden County Impt. Auth. Rev. (Cooper Health Sys. Obligated Group Proj.) Series B, 5.25% 2/15/11	2,075,000	2,157,855
Cape May County Indl. Poll. Cont. Fing. Auth. Rev. (Atlantic City Elec. Co. Proj.) Series A, 6.8% 3/1/21 (MBIA Insured)	1,350,000	1,778,045
Cape May County Muni. Utils. Auth. Series A, 5.75% 1/1/13 (FSA Insured)	5,200,000	5,825,820
Casino Reinvestment Dev. Auth. Hotel Room Fee Rev. 5.25% 1/1/24 (AMBAC Insured)	1,600,000	1,764,688
Egg Hbr. Township School District:
5.5% 7/15/17 (FSA Insured)	1,970,000	2,286,303
5.5% 7/15/18 (FSA Insured)	1,685,000	1,969,108
Essex County Impt. Auth. (County Correctional Facility Proj.) 5.25% 10/1/18 (MBIA Insured)	1,000,000	1,094,160
Evesham Township Muni. Utils. Auth. Rev. Series 2003 A, 5.125% 7/1/15 (AMBAC Insured)	2,570,000	2,767,556
Garden State Preservation Trust Open Space & Farmland Preservation:
Series A, 5.25% 11/1/19 (Pre-Refunded to 11/1/13 @ 100) (b)	7,900,000	8,720,889
Series B:
6.375% 11/1/13 (MBIA Insured)	4,000,000	4,673,160
6.375% 11/1/15 (MBIA Insured)	6,630,000	7,976,023
6.375% 11/1/16 (MBIA Insured)	3,490,000	4,251,727
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
Hudson County Ctfs. of Prtn.:
6% 6/1/11 (MBIA Insured)	$ 2,185,000	$ 2,391,089
6.25% 6/1/14 (MBIA Insured)	3,210,000	3,727,484
6.25% 6/1/15 (MBIA Insured)	2,420,000	2,846,767
6.25% 12/1/15 (MBIA Insured)	1,525,000	1,807,247
6.25% 6/1/16 (MBIA Insured)	1,610,000	1,916,125
Jersey City Gen. Oblig.:
Series 2005 C, 5% 9/1/18 (MBIA Insured)	4,000,000	4,350,760
Series B, 5.25% 3/1/15 (AMBAC Insured)	1,250,000	1,398,688
Lenape Reg'l. High School District:
7.625% 1/1/13 (MBIA Insured)	675,000	825,275
7.625% 1/1/14 (MBIA Insured)	1,000,000	1,253,560
Manalapan-Englishtown Reg'l. Board of Ed. 5.75% 12/1/22 (FGIC Insured)	1,340,000	1,652,769
Middlesex County Ctfs. of Prtn. 5.5% 8/1/17 (MBIA Insured)	1,000,000	1,077,170
Middlesex County Impt. Auth. Rev. (Guaranteed Open Space Trust Fund Prog.):
5.25% 9/15/16	1,360,000	1,500,706
5.25% 9/15/17	2,000,000	2,191,760
Monmouth County Impt. Auth. Rev. (Howell Township Board of Ed. Impt. Proj.) Series A:
5.25% 7/15/17 (AMBAC Insured)	1,910,000	2,068,759
5.25% 7/15/18 (AMBAC Insured)	2,010,000	2,193,071
Monroe Township Muni. Util. Auth. Middlesex County Rev.:
5.25% 2/1/12 (FGIC Insured)	850,000	906,007
5.25% 2/1/12 (Pre-Refunded to 2/1/11 @ 100) (b)	280,000	298,561
Montgomery Township Board of Ed. Series 2001, 5.25% 8/1/15 (MBIA Insured)	1,285,000	1,388,250
Morristown Gen. Oblig.:
6.5% 8/1/17 (FSA Insured)	1,225,000	1,516,158
6.5% 8/1/19 (FSA Insured)	630,000	793,794
New Jersey Bldg. Auth. Bldg. Rev. 5.75% 6/15/09	1,185,000	1,221,628
New Jersey Econ. Dev. Auth. Econ. Dev. Rev. (The Seeing Eye, Inc. Proj.) 6.2% 12/1/24 (Pre-Refunded to 12/1/09 @ 102) (b)	2,000,000	2,182,640
New Jersey Econ. Dev. Auth. Rev.:
Series 2004 A, 5.25% 7/1/31 (MBIA Insured)	5,000,000	5,469,600
Series 2005 K:
5.25% 12/15/15 (FGIC Insured)	6,000,000	6,732,660
5.5% 12/15/19 (AMBAC Insured)	14,000,000	16,411,780
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Econ. Dev. Auth. Rev.: - continued
Series 2005 O:
5.125% 3/1/28	$ 8,500,000	$ 9,171,245
5.25% 3/1/21 (MBIA Insured)	3,000,000	3,296,160
5.25% 3/1/23	3,340,000	3,647,514
5.25% 3/1/25	3,000,000	3,269,610
5.25% 3/1/26	9,000,000	9,808,830
Series 2005 P:
5.125% 9/1/28	4,000,000	4,319,680
5.25% 9/1/26	8,000,000	8,755,600
Series F, 5.25% 6/15/19 (Pre-Refunded to 6/15/13 @ 100) (b)	1,500,000	1,648,320
Series I, 5.25% 9/1/28 (Pre-Refunded to 9/1/14 @ 100) (b)	2,000,000	2,225,340
Series N1, 5.5% 9/1/24 (AMBAC Insured)	5,000,000	6,024,250
Series O, 5.25% 3/1/22	15,700,000	17,168,735
Series S, 5% 9/1/36	5,000,000	5,378,850
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev.:
(American Wtr. Co., Inc. Proj.):
Series 1994 B, 5.95% 11/1/29 (FGIC Insured) (a)	7,700,000	7,833,980
Series 1997 B, 5.375% 5/1/32 (FGIC Insured) (a)	3,750,000	3,894,788
Series A, 5.25% 7/1/38 (FGIC Insured) (a)	3,270,000	3,390,990
(Middlesex Wtr. Co. Proj.) 5.35% 2/1/38 (MBIA Insured) (a)	1,000,000	1,033,690
New Jersey Edl. Facilities Auth. Dorm. Safety Trust Fund Rev. Series 2001 A:
5.25% 3/1/09	4,855,000	5,027,692
5.25% 3/1/10	4,855,000	5,093,041
5.25% 3/1/11	4,605,000	4,880,517
New Jersey Edl. Facilities Auth. Rev.:
(College of New Jersey Proj.) Series C, 5.375% 7/1/16 (FGIC Insured)	2,000,000	2,184,060
(Higher Ed. Cap. Impt. Fund Prog.) Series 2000 A, 5.75% 9/1/12 (FSA Insured)	1,195,000	1,329,031
(Montclair State Univ. Proj.) Series L, 5.125% 7/1/20 (MBIA Insured)	2,145,000	2,343,713
(Ramapo College Proj.) Series E, 5% 7/1/34 (Pre-Refunded to 7/1/14 @ 100) (b)	1,500,000	1,641,180
(Saint Peters College Proj.) Series B, 5.375% 7/1/12	1,450,000	1,474,157
New Jersey Envir. Infrastructure Trust Series A:
5.5% 9/1/10 (Pre-Refunded to 9/1/09 @ 101) (b)	1,675,000	1,777,359
5.5% 9/1/11 (Pre-Refunded to 9/1/09 @ 101) (b)	2,830,000	3,002,941
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Envir. Infrastructure Trust Series A: - continued
5.5% 9/1/12 (Pre-Refunded to 9/1/09 @ 101) (b)	$ 2,980,000	$ 3,162,108
New Jersey Gen. Oblig. Series 2005 N:
5.5% 7/15/16 (AMBAC Insured)	1,900,000	2,179,395
5.5% 7/15/17 (FGIC Insured)	1,000,000	1,155,790
New Jersey Health Care Facilities Fing. Auth. Rev.:
(AHS Hosp. Corp. Proj.) Series A, 6% 7/1/11 (AMBAC Insured)	3,500,000	3,843,385
(Atlantic City Med. Ctr. Proj.) 5.75% 7/1/25	3,000,000	3,214,950
(Kennedy Health Sys. Proj.) Series B, 5.75% 7/1/07 (MBIA Insured)	1,930,000	1,954,009
(Saint Josephs Hosp. & Med. Ctr. Proj.) Series A, 5.75% 7/1/16 (Connie Lee Hldgs., Inc. Insured)	1,000,000	1,020,980
(Saint Peters Univ. Hosp. Proj.) Series A, 6.875% 7/1/30	1,500,000	1,654,770
(South Jersey Hosp. Proj.) 5% 7/1/14	1,620,000	1,725,980
5.375% 11/15/33	2,040,000	2,175,925
New Jersey Hwy. Auth. Garden State Parkway Gen. Rev. (Sr. Parkway Proj.) 6% 1/1/19 (Escrowed to Maturity) (b)	5,385,000	6,443,422
New Jersey Sports & Exposition Auth. Contract Rev. Series A:
5.25% 3/1/11 (Escrowed to Maturity) (b)	15,000	16,013
5.25% 3/1/11 (MBIA Insured)	1,345,000	1,436,904
6% 3/1/14 (MBIA Insured)	4,220,000	4,530,761
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2005 C:
6.5% 1/1/16	595,000	688,421
6.5% 1/1/16 (Escrowed to Maturity) (b)	185,000	218,174
Series A, 5% 1/1/25 (FSA Insured)	3,000,000	3,226,560
Series C:
6.5% 1/1/16 (Escrowed to Maturity) (b)	3,130,000	3,691,459
6.5% 1/1/16 (Escrowed to Maturity) (b)	3,100,000	3,656,078
New Jersey Trans. Trust Fund Auth.:
Series 2005 C, 5.25% 6/15/20 (FGIC Insured)	10,000,000	11,040,000
Series 2005 D, 5% 6/15/20	4,000,000	4,322,600
Series 2006 C, 0% 12/15/34 (FSA Insured)	4,000,000	1,220,640
Series A:
5.25% 12/15/14 (MBIA Insured)	5,525,000	6,135,292
5.5% 6/15/12	145,000	158,089
5.5% 6/15/12 (Escrowed to Maturity) (b)	7,365,000	8,087,801
5.75% 6/15/15 (Escrowed to Maturity) (b)	3,000,000	3,469,980
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Trans. Trust Fund Auth.: - continued
Series B:
5.25% 12/15/16 (MBIA Insured)	$ 9,830,000	$ 11,038,402
5.25% 12/15/22 (AMBAC Insured)	1,200,000	1,390,152
5.5% 12/15/15 (MBIA Insured)	11,000,000	12,516,790
5.5% 12/15/16 (MBIA Insured)	5,000,000	5,734,700
5.5% 12/15/20 (FGIC Insured)	15,235,000	17,903,563
Series C:
0% 12/15/36 (AMBAC Insured)	2,000,000	559,100
5.25% 6/15/16 (Pre-Refunded to 6/15/15 @ 100) (b)	3,000,000	3,360,690
5.5% 12/15/10 (FSA Insured)	3,000,000	3,214,230
5.5% 12/15/13 (Escrowed to Maturity) (b)	2,820,000	3,161,192
5.5% 12/15/13 (FSA Insured)	8,235,000	9,182,601
5.75% 12/15/12 (FSA Insured)	5,000,000	5,574,900
New Jersey Transit Corp. Ctfs. of Prtn. Series A:
5.25% 9/15/15 (AMBAC Insured)	3,300,000	3,667,125
6% 9/15/13 (Pre-Refunded to 9/15/09 @ 100) (b)	3,000,000	3,193,410
New Jersey Wtr. Supply Auth. Rev. (Delaware & Raritan Sys. Proj.) 5.375% 11/1/12 (MBIA Insured) (a)	2,465,000	2,571,069
Newark Gen. Oblig.:
5.3% 9/1/16 (MBIA Insured)	3,500,000	3,537,485
5.375% 12/15/13 (MBIA Insured)	2,840,000	3,109,317
Newark Port Auth. Hsg. Auth. (City of Newark Redev. Proj.):
5% 1/1/34 (MBIA Insured)	5,000,000	5,311,550
5.5% 1/1/27 (MBIA Insured)	2,500,000	2,785,925
North Bergen Township Muni. Utils. Auth. Swr. Rev.:
5.25% 12/15/16 (MBIA Insured)	2,800,000	3,084,592
5.25% 12/15/17 (MBIA Insured)	1,000,000	1,099,680
North Hudson Swr. Auth. Swr. Rev. Series A:
0% 8/1/24 (MBIA Insured)	2,000,000	953,500
5.125% 8/1/08 (MBIA Insured)	3,160,000	3,242,792
5.25% 8/1/09 (MBIA Insured)	3,000,000	3,132,660
Ocean County Utils. Auth. Wastewtr. Rev. Series 2001, 5.25% 1/1/15	4,540,000	4,904,017
Plainfield Board of Ed. 5% 8/1/20 (FSA Insured)	1,500,000	1,547,670
Rutgers State Univ. Rev. (State Univ. of New Jersey Proj.) Series A, 6.4% 5/1/13	2,000,000	2,197,520
Southeast Morris County Muni. Utils. Auth. Wtr. Rev. 5% 1/1/14 (MBIA Insured)	1,145,000	1,205,628
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
Tobacco Settlement Fing. Corp.:
6.375% 6/1/32	$ 7,215,000	$ 8,141,622
6.75% 6/1/39	3,985,000	4,581,236
7% 6/1/41	1,770,000	2,052,173
Union County Impt. Auth. (Juvenile Detention Ctr. Facility Proj.) 5.5% 5/1/34 (FGIC Insured)	6,000,000	6,732,420
Univ. of Medicine & Dentistry Series A:
5.5% 12/1/23 (AMBAC Insured)	1,800,000	1,996,056
5.5% 12/1/27 (AMBAC Insured)	4,000,000	4,433,400
Univ. of Medicine & Dentistry of New Jersey Ctfs. of Prtn. 5% 6/15/29 (MBIA Insured)	1,000,000	1,068,460
		478,371,724
New Jersey/Pennsylvania - 1.5%
Delaware River Joint Toll Bridge Commission Bridge Rev.:
5.25% 7/1/17	1,300,000	1,404,754
5.25% 7/1/17 (Pre-Refunded to 7/1/13 @ 100) (b)	1,700,000	1,863,863
Delaware River Port Auth. Pennsylvania & New Jersey Rev.:
(Port District Proj.) Series 1999 B, 5.7% 1/1/22 (FSA Insured)	2,000,000	2,121,660
Series 1999:
5.75% 1/1/15 (FSA Insured)	2,000,000	2,126,340
6% 1/1/18 (FSA Insured)	1,300,000	1,392,677
		8,909,294
New York & New Jersey - 8.9%
Port Auth. of New York & New Jersey:
117th Series, 5.125% 11/15/11 (FGIC Insured) (a)	5,220,000	5,394,870
120th Series, 5.75% 10/15/13 (MBIA Insured) (a)	2,900,000	2,973,631
124th Series, 5% 8/1/13 (FGIC Insured) (a)	3,000,000	3,085,770
126th Series:
5.25% 5/15/37 (FGIC Insured) (a)	12,000,000	12,817,680
5.5% 11/15/11 (FGIC Insured) (a)	1,495,000	1,608,545
127th Series, 5.5% 12/15/13 (AMBAC Insured) (a)	8,600,000	9,405,992
128th Series:
5% 11/1/18 (FSA Insured)	3,000,000	3,232,560
5% 11/1/19 (FSA Insured)	2,800,000	3,010,868
5% 11/1/22 (FSA Insured)	2,190,000	2,348,906
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York & New Jersey - continued
Port Auth. of New York & New Jersey: - continued
Series 134th, 5% 1/15/39	$ 4,500,000	$ 4,789,755
Port Auth. of New York & New Jersey Spl. Oblig. Rev. (JFK Int'l. Air Term. Spl. Proj.) Series 6, 6.25% 12/1/15 (MBIA Insured) (a)	3,000,000	3,527,730
		52,196,307
Puerto Rico - 5.2%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Series Y, 5.5% 7/1/36 (FSA Insured)	2,100,000	2,391,417
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev.:
Series E, 5.5% 7/1/16 (FSA Insured)	2,525,000	2,906,073
5.75% 7/1/19 (FGIC Insured)	3,000,000	3,342,840
Puerto Rico Commonwealth Infrastructure Fing. Auth.:
Series 2000 A, 5.5% 10/1/40 (Escrowed to Maturity) (b)	7,075,000	7,583,551
Series C, 5.5% 7/1/18 (AMBAC Insured)	2,000,000	2,334,280
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.:
Series NN, 5.25% 7/1/21 (MBIA Insured)	5,000,000	5,805,400
Series QQ:
5.5% 7/1/17 (XL Cap. Assurance, Inc. Insured)	1,700,000	1,962,463
5.5% 7/1/18 (XL Cap. Assurance, Inc. Insured)	1,000,000	1,162,020
Puerto Rico Govt. Dev. Bank 5% 12/1/10	2,500,000	2,611,000
		30,099,044
TOTAL INVESTMENT PORTFOLIO - 97.5% (Cost $547,681,910)		570,016,889
NET OTHER ASSETS - 2.5%		14,911,180
NET ASSETS - 100%		$ 584,928,069
Legend
(a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(b) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	51.4%
Escrowed/Pre-Refunded	12.6%
Transportation	11.4%
Electric Utilities	5.1%
Others* (individually less than 5%)	19.5%
100.0%
*Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Fidelity New Jersey Municipal Income Fund

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $547,681,910)		$ 570,016,889
Cash		11,487,642
Receivable for fund shares sold		336,972
Interest receivable		9,424,969
Other receivables		88,109
Total assets		591,354,581

Liabilities
Payable for investments purchased	$ 5,380,322
Payable for fund shares redeemed	210,600
Distributions payable	530,860
Accrued management fee	178,095
Other affiliated payables	87,902
Other payables and accrued expenses	38,733
Total liabilities		6,426,512

Net Assets		$ 584,928,069
Net Assets consist of:
Paid in capital		$ 560,629,118
Distributions in excess of net investment income		(63,326)
Accumulated undistributed net realized gain (loss) on investments		2,027,298
Net unrealized appreciation (depreciation) on investments		22,334,979
Net Assets, for 50,208,278 shares outstanding		$ 584,928,069
Net Asset Value, offering price and redemption price per share ($584,928,069 ÷ 50,208,278 shares)		$ 11.65

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2006

Investment Income
Interest		$ 24,208,604

Expenses
Management fee	$ 2,072,236
Transfer agent fees	379,144
Accounting fees and expenses	133,961
Custodian fees and expenses	8,913
Independent trustees' compensation	2,183
Registration fees	19,025
Audit	49,895
Legal	6,055
Miscellaneous	5,272
Total expenses before reductions	2,676,684
Expense reductions	(372,242)	2,304,442
Net investment income		21,904,162
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,290,777
Futures contracts	122,864
Total net realized gain (loss)		2,413,641
Change in net unrealized appreciation (depreciation) on investment securities		8,699,694
Net gain (loss)		11,113,335
Net increase (decrease) in net assets resulting from operations		$ 33,017,497

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 21,904,162	$ 21,865,114
Net realized gain (loss)	2,413,641	7,459,066
Change in net unrealized appreciation (depreciation)	8,699,694	(9,275,899)
Net increase (decrease) in net assets resulting from operations	33,017,497	20,048,281
Distributions to shareholders from net investment income	(21,891,832)	(21,774,493)
Distributions to shareholders from net realized gain	(7,033,064)	(4,916,800)
Total distributions	(28,924,896)	(26,691,293)
Share transactions Proceeds from sales of shares	107,053,432	102,802,127
Reinvestment of distributions	20,804,928	18,863,621
Cost of shares redeemed	(111,986,673)	(81,942,646)
Net increase (decrease) in net assets resulting from share transactions	15,871,687	39,723,102
Redemption fees	6,562	3,165
Total increase (decrease) in net assets	19,970,850	33,083,255

Net Assets
Beginning of period	564,957,219	531,873,964
End of period (including distributions in excess of net investment income of $63,326 and distributions in excess of net investment income of $72,754, respectively)	$ 584,928,069	$ 564,957,219
Other Information Shares
Sold	9,356,869	8,767,720
Issued in reinvestment of distributions	1,815,688	1,611,513
Redeemed	(9,805,084)	(7,005,118)
Net increase (decrease)	1,367,473	3,374,115

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 11.57	$ 11.70	$ 11.90	$ 11.65	$ 11.51
Income from Investment Operations
Net investment income B	.448	.459	.470	.487	.495
Net realized and unrealized gain (loss)	.225	(.023)	(.058)	.318	.196
Total from investment operations	.673	.436	.412	.805	.691
Distributions from net investment income	(.448)	(.458)	(.472)	(.488)	(.495)
Distributions from net realized gain	(.145)	(.108)	(.140)	(.067)	(.056)
Total distributions	(.593)	(.566)	(.612)	(.555)	(.551)
Redemption fees added to paid in capital B, D	-	-	-	-	-
Net asset value, end of period	$ 11.65	$ 11.57	$ 11.70	$ 11.90	$ 11.65
Total Return A	6.02%	3.77%	3.56%	7.04%	6.15%
Ratios to Average Net Assets C
Expenses before reductions	.48%	.48%	.49%	.49%	.50%
Expenses net of fee waivers, if any	.48%	.48%	.49%	.49%	.50%
Expenses net of all reductions	.41%	.43%	.48%	.49%	.47%
Net investment income	3.91%	3.92%	4.00%	4.11%	4.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 584,928	$ 564,957	$ 531,874	$ 550,298	$ 573,295
Portfolio turnover rate	17%	36%	18%	24%	21%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey AMT Tax-Free Money Market Fund

Investment Changes/Performance

Maturity Diversification
Days	% of fund's investments 11/30/06	% of fund's investments 5/31/06	% of fund's investments 11/30/05
0 - 30	82.6	83.0	85.6
31 - 90	5.0	5.9	6.6
91 - 180	3.0	5.4	3.7
181 - 397	9.4	5.7	4.1
Weighted Average Maturity
	11/30/06	5/31/06	11/30/05
Fidelity New Jersey AMT Tax-Free Money Market Fund	37 Days	34 Days	29 Days
New Jersey Tax-Free Money Market Funds Average*	36 Days	32 Days	33 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2006	As of May 31, 2006
Variable Rate Demand Notes (VRDNs) 82.7%	Variable Rate Demand Notes (VRDNs) 75.8%
Tender Bonds 0.4%	Tender Bonds 2.2%
Municipal Notes 14.1%	Municipal Notes 17.0%
Fidelity Tax-Free Cash Central Fund 0.9%	Fidelity Tax-Free Cash Central Fund 1.6%
Other Investments 0.3%	Other Investments 1.9%
Net Other Assets 1.6%	Net Other Assets 1.5%

Current and Historical Seven-Day Yields

	11/27/06	8/28/06	5/29/06	2/27/06	11/28/05
Fidelity New Jersey AMT Tax-Free Money Market Fund	3.33%	3.24%	3.15%	2.80%	2.60%
If Fidelity had not reimbursed certain fund expenses	3.25%	3.17%	3.07%	2.68%	2.52%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it is possible to lose money by investing in the fund.

*Source: iMoneyNet, Inc.

Annual Report

Fidelity New Jersey AMT Tax-Free Money Market Fund

Investments November 30, 2006

Showing Percentage of Net Assets

Municipal Securities - 98.4%
	Principal Amount	Value (Note 1)
Delaware/New Jersey - 0.5%
Delaware River & Bay Auth. Rev. Participating VRDN Series Merlots 00 B8, 3.51% (Liquidity Facility Wachovia Bank NA) (b)(e)	$ 4,960,000	$ 4,960,000
New Jersey - 74.8%
Atlantic Highlands Gen. Oblig. BAN 4.5% 2/20/07	6,230,000	6,243,753
Borough of Washington BAN 4% 6/1/07 (a)	4,000,000	4,006,080
Burlington County Board Commission Pooled Ln. Rev. Participating VRDN Series ROC II R1023, 3.51% (Liquidity Facility Citigroup, Inc.) (b)(e)	445,000	445,000
Burlington County Gen. Oblig. BAN 4.25% 9/13/07	20,000,000	20,108,900
Cape May BAN 4% 10/12/07	6,000,000	6,021,489
Casino Reinvestment Dev. Auth. Packaging Fee Rev. Participating VRDN Series MSTC 01 175, 3.51% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)	5,000,000	5,000,000
Casino Reinvestment Dev. Auth. Rev. Participating VRDN Series Merlots 05 A3, 3.51% (Liquidity Facility Wachovia Bank NA) (b)(e)	9,315,000	9,315,000
Cedar Grove Township Gen. Oblig. BAN 4.5% 2/27/07	7,452,000	7,469,872
East Brunswick Township Gen. Oblig. BAN 4.5% 7/5/07	6,907,000	6,932,955
Englewood Gen. Oblig. BAN 4.5% 7/6/07	10,000,000	10,037,737
Essex County Impt. Auth. Rev. Participating VRDN Series MT 18, 3.5% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(e)	5,900,000	5,900,000
Garden State Preservation Trust Open Space & Farmland Preservation Participating VRDN:
Series Merlots 05 A23, 3.51% (Liquidity Facility Bank of New York, New York) (b)(e)	2,990,000	2,990,000
Series MS 860, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	2,495,000	2,495,000
Series TOC 05 RR, 3.51% (Liquidity Facility Goldman Sachs Group, Inc.) (b)(e)	3,600,000	3,600,000
Haledon Gen. Oblig. BAN 4.5% 4/27/07	9,099,000	9,126,557
Hillsdale Gen. Oblig. BAN 4.5% 3/30/07	5,960,273	5,977,576
Holmdel Township Gen. Oblig. BAN 4% 5/11/07	5,950,000	5,960,382
Howell Township Gen. Oblig. BAN 4.5% 9/17/07	5,200,000	5,234,676
Hudson County Impt. Auth. Rev. (Essential Purp. Pooled Govt. Ln. Prog.) Series 1986, 3.4%, LOC Bank of New York, New York, VRDN (b)	32,485,000	32,484,999
Jefferson Township Gen. Oblig. BAN 4.25% 2/2/07	5,175,300	5,183,245
Lakewood Township Gen. Oblig. BAN 4.5% 3/2/07	6,260,000	6,275,529
Lehman Muni. Trust Rcpts Various States Participating VRDN 3.54% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(e)	7,800,000	7,800,000
Lincoln Park Gen. Oblig. BAN 4.5% 2/28/07	8,000,000	8,019,409
Madison Borough Gen. Oblig. BAN 4% 10/19/07	6,800,000	6,827,175
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Ctfs. of Prtn. Participating VRDN Series PT 2291, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	$ 1,940,000	$ 1,940,000
New Jersey Econ. Dev. Auth.:
Series R-2, 3.61%, LOC Bank of Nova Scotia, New York Agcy., LOC Lloyds TSB Bank PLC, VRDN (b)	10,000,000	10,000,000
Series R-3, 3.6%, LOC Bank of Nova Scotia, New York Agcy., LOC Lloyds TSB Bank PLC, VRDN (b)	15,000,000	15,000,000
New Jersey Econ. Dev. Auth. Econ. Dev. Rev. (The Frisch School Proj.) 3.45%, LOC KBC Bank NV, VRDN (b)	5,400,000	5,400,000
New Jersey Econ. Dev. Auth. Rev.:
Participating VRDN:
Series 06 1474, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	2,700,000	2,700,000
Series Eagles 06 0135, 3.52% (Liquidity Facility Citibank NA) (b)(e)	7,500,000	7,500,000
Series EGL 06 38 Class A, 3.52% (Liquidity Facility Citibank NA) (b)(e)	3,800,000	3,800,000
Series MACN 06 B, 3.51% (Liquidity Facility Bank of America NA) (b)(e)	2,665,000	2,665,000
Series Merlots 04 B14, 3.51% (Liquidity Facility Wachovia Bank NA) (b)(e)	10,995,000	10,995,000
Series MSCO 01 572, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	10,846,500	10,846,500
Series MSTC 9057, 3.51% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)	3,000,000	3,000,000
Series MT 34, 3.51% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(e)	3,495,000	3,495,000
Series Putters 785Z, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	1,300,000	1,300,000
Series ROC II R203, 3.51% (Liquidity Facility Citigroup, Inc.) (b)(e)	3,370,000	3,370,000
Series ROC II R298, 3.51% (Liquidity Facility Citibank NA) (b)(e)	12,295,000	12,295,000
(Jewish Home at Rockleigh Proj.) Series B, 3.63%, LOC Allied Irish Banks PLC, VRDN (b)	3,600,000	3,600,000
(The Hun School of Princeton Proj.) 3.45%, LOC Allied Irish Banks PLC, VRDN (b)	10,610,000	10,610,000
New Jersey Edl. Facilities Auth. Rev. Participating VRDN:
Series EGL 720050059 Class A, 3.52% (Liquidity Facility Citibank NA) (b)(e)	1,400,000	1,400,000
Series MS 06 1516, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	10,185,000	10,185,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Edl. Facilities Auth. Rev. Participating VRDN: - continued
Series PT 3478, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	$ 10,395,000	$ 10,395,000
Series ROC II R2102, 3.51% (Liquidity Facility Citigroup, Inc.) (b)(e)	990,000	990,000
New Jersey Envir. Infrastructure Trust Participating VRDN:
Series PT 1556, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	5,575,000	5,575,000
Series PT 1560, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	5,930,000	5,930,000
New Jersey Gen. Oblig. Participating VRDN:
Series EGL 96 3001, 3.52% (Liquidity Facility Citibank NA) (b)(e)	3,100,000	3,100,000
Series FRRI L8, 3.54% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(e)	5,700,000	5,700,000
Series MSTC 01 174, 3.67% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)	11,500,000	11,500,000
Series PT 2509, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	7,500,000	7,500,000
Series PT 3272, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	2,500,000	2,500,000
Series PT 3273, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	7,930,000	7,930,000
Series PT 3508, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	4,355,000	4,355,000
New Jersey Health Care Facilities Fing. Auth. Rev.:
Participating VRDN:
Series Merlots 06 F1, 3.51% (Liquidity Facility Wachovia Bank NA) (b)(e)	12,695,000	12,695,000
Series PA 1402, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	4,810,000	4,810,000
(Saint Barnabas Med. Ctr. Proj.) Series 2001 A, 3.44%, LOC JPMorgan Chase Bank, VRDN (b)	3,000,000	3,000,000
Series 2004 A3, 3.44%, LOC Bank of America NA, VRDN (b)	1,800,000	1,800,000
Series 2004 A4, 3.45%, LOC Wachovia Bank NA, VRDN (b)	1,645,000	1,645,000
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. (Single Family Hsg. Proj.) Series 2005 N, 3.51% (Liquidity Facility Dexia Cr. Local de France), VRDN (b)	1,625,000	1,625,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Tpk. Auth. Tpk. Rev.:
Participating VRDN:
Series AAB 00 6, 3.49% (Liquidity Facility ABN-AMRO Bank NV) (b)(e)	$ 7,980,000	$ 7,980,000
Series EGL 00 3002, 3.52% (Liquidity Facility Citibank NA) (b)(e)	5,830,000	5,830,000
Series EGL 03 47 Class A, 3.52% (Liquidity Facility Citibank NA) (b)(e)	6,100,000	6,100,000
Series LB 05 K9, 3.51% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(e)	2,005,000	2,005,000
Series Merlots 00 EEE, 3.51% (Liquidity Facility Wachovia Bank NA) (b)(e)	19,200,000	19,200,000
Series MS 03 835, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	6,595,000	6,595,000
Series MS 06 1487, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	6,000,000	6,000,000
Series PA 667, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	4,995,000	4,995,000
Series PA 670, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	4,000,000	4,000,000
Series PA 751, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	9,995,000	9,995,000
Series PT 2493, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	12,430,000	12,430,000
Series ROC II R318, 3.51% (Liquidity Facility Citibank NA) (b)(e)	2,000,000	2,000,000
Series ROC II R4032, 3.51% (Liquidity Facility Citigroup, Inc.) (b)(e)	3,595,000	3,595,000
Series ROC II R549, 3.51% (Liquidity Facility Citibank NA) (b)(e)	2,695,000	2,695,000
Series ROC II R6042, 3.51% (Liquidity Facility Citigroup, Inc.) (b)(e)	10,025,000	10,025,000
Series 1991 D, 3.42% (FGIC Insured), VRDN (b)	2,100,000	2,100,000
New Jersey Trans. Auth. Participating VRDN:
Series MSTC 06 3008 Class A, 3.55% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)	7,900,000	7,900,000
Series MSTC 06 3015 Class A, 3.55% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)	5,100,000	5,100,000
New Jersey Trans. Fund Participating VRDN Series ROC 684Z, 3.53% (Liquidity Facility Citibank NA) (b)(e)	2,580,000	2,580,000
New Jersey Trans. Trust Fund Participating VRDN Series LB 06 P27U, 3.54% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(e)	6,980,000	6,980,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Trans. Trust Fund Auth.:
Bonds Series A, 5% 6/15/07 (FGIC Insured)	$ 3,140,000	$ 3,162,211
Participating VRDN:
Series EGL 20030034 Class A, 3.52% (Liquidity Facility Citibank NA) (b)(e)	2,920,000	2,920,000
Series Merlots 06 B23, 3.51% (Liquidity Facility Wachovia Bank NA) (b)(e)	25,000,000	25,000,000
Series MS 00 203, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	4,895,000	4,895,000
Series MS 00 224, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	1,695,000	1,695,000
Series MS 963D, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	2,300,000	2,300,000
Series MT 245, 3.5% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (b)(e)	20,000,000	20,000,000
Series PA 1381, 3.54% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	9,000,000	9,000,000
Series PA 958P, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	4,995,000	4,995,000
Series PT 1204, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	3,500,000	3,500,000
Series PT 1926, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	4,460,000	4,460,000
Series PT 2363A, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	12,830,000	12,830,000
Series PT 2500, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	12,460,000	12,460,000
Series PT 2572, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	1,880,000	1,880,000
Series PT 3291, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	13,445,000	13,445,000
Series PT 3495, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	9,100,000	9,100,000
Series PT 3592, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	2,000,000	2,000,000
Series Putters 1144, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	1,000,000	1,000,000
Series Putters 1365, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	13,315,000	13,315,000
Series Putters 1366, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	6,435,000	6,435,000
Series Putters 1403, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	1,450,000	1,450,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Trans. Trust Fund Auth.: - continued
Participating VRDN:
Series Putters 503, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	$ 1,295,000	$ 1,295,000
Series Putters 504, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	5,335,000	5,335,000
Series Putters 795, 3.51% (Liquidity Facility Dresdner Bank AG) (b)(e)	10,875,000	10,875,000
Series Putters 820, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	5,065,000	5,065,000
Series Putters 825, 3.51% (Liquidity Facility Dresdner Bank AG) (b)(e)	495,000	495,000
Series PZ 109, 3.53% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	6,900,000	6,900,000
Series PZ 110, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	5,710,000	5,710,000
Series PZ 111, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	9,300,000	9,300,000
Series PZ 116, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	24,450,000	24,450,000
Series ROC II R7516, 3.51% (Liquidity Facility Citigroup, Inc.) (b)(e)	5,310,000	5,310,000
New Jersey Transit Corp. Ctfs. of Prtn. Participating VRDN Series Putters 1057B, 3.52% (Liquidity Facility JPMorgan Chase & Co.) (b)(e)	8,000,000	8,000,000
Newark Gen. Oblig. Participating VRDN Series ROC II R4539, 3.51% (Liquidity Facility Citigroup, Inc.) (b)(e)	4,140,000	4,140,000
North Brunswick Township Gen. Oblig. BAN Series B, 4% 11/9/07	6,600,000	6,626,348
Secaucus Gen. Oblig. BAN 4.5% 6/22/07	8,301,000	8,335,256
Sussex County Gen. Oblig. BAN 4.5% 6/22/07	2,000,000	2,008,576
Tobacco Settlement Fing. Corp. Participating VRDN Series PA 1285, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	2,400,000	2,400,000
Township of Bridgewater BAN 4% 10/2/07	5,630,000	5,651,795
Township of Washington Morris County BAN 4.25% 10/26/07	6,499,000	6,535,730
Trenton Gen. Oblig. BAN 4% 7/12/07	9,100,000	9,123,341
Washington Township Board of Ed. Mercer County Participating VRDN Series PT 2808, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	3,880,000	3,880,000
		809,990,091
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey/Pennsylvania - 4.7%
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Participating VRDN:
Series Merlots 00 B4, 3.54% (Liquidity Facility Wachovia Bank NA) (b)(e)	$ 3,910,000	$ 3,910,000
Series Merlots 00 K, 3.51% (Liquidity Facility Wachovia Bank NA) (b)(e)	13,000,000	13,000,000
Series PA 606, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	14,200,000	14,200,000
Series SG 53, 3.5% (Liquidity Facility Societe Generale) (b)(e)	5,700,000	5,700,000
Series SGA 89, 3.68% (Liquidity Facility Societe Generale) (b)(e)	14,045,000	14,045,000
		50,855,000
New York - 0.3%
Triborough Bridge & Tunnel Auth. Revs. Participating VRDN Series PT 2017, 3.52% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	3,485,000	3,485,000
New York & New Jersey - 5.2%
Port Auth. of New York & New Jersey:
Participating VRDN:
Series Eagle 06 0134, 3.52% (Liquidity Facility Citibank NA) (b)(e)	9,200,000	9,200,000
Series Eagle 06 0140, 3.52% (Liquidity Facility Citibank NA) (b)(e)	11,400,000	11,400,000
Series EGL 03 59 Class A, 3.52% (Liquidity Facility Citibank NA) (b)(e)	5,000,000	5,000,000
Series PA 1251, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	1,900,000	1,900,000
Series 1992 2, 3.53%, VRDN (b)(f)	6,900,000	6,900,000
Series 1997 1, 3.53%, VRDN (b)(f)	8,900,000	8,900,000
Series 1997 2, 3.53%, VRDN (b)(f)	10,400,000	10,400,000
Series 2004 1, 3.53%, VRDN (b)	2,000,000	2,000,000
Port Auth. of New York & New Jersey Spl. Oblig. Rev. Series 3, 3.6%, VRDN (b)	400,000	400,000
		56,100,000
Puerto Rico - 12.0%
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN:
Series LB 05 F2, 3.56% (Lehman Brothers Hldgs., Inc. Guaranteed) (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(e)	7,200,000	7,200,000
Series Merlots 00 EE, 3.49% (Liquidity Facility Wachovia Bank NA) (b)(e)	900,000	900,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Puerto Rico - continued
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN: - continued
Series MT 218, 3.5% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	$ 3,600,000	$ 3,600,000
Series MT 251, 3.5% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	5,000,000	5,000,000
Series PA 774R, 3.46% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	1,770,000	1,770,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Participating VRDN:
Series PA 114, 3.46% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	7,935,000	7,935,000
3.48% (Liquidity Facility Citibank NA) (b)(e)	1,000,000	1,000,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev. Participating VRDN:
Series MACN 06 M, 3.49% (Liquidity Facility Bank of America NA) (b)(e)	3,005,000	3,005,000
Series MACN 06 R, 3.49% (Liquidity Facility Bank of America NA) (b)(e)	5,000,000	5,000,000
Series Merlots 00 FFF, 3.49% (Liquidity Facility Wachovia Bank NA) (b)(e)	2,720,000	2,720,000
Series PT 3623, 3.46% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	8,910,000	8,910,000
Series ROC II R 636CE, 3.5% (Liquidity Facility Citigroup, Inc.) (b)(e)	11,600,000	11,600,000
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN:
Series MSTC 7005, 3.46% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)	10,045,000	10,045,000
Series MT 258, 3.46% (Liquidity Facility Bayerische Landesbank (UNGTD)) (b)(e)	19,555,000	19,555,000
Puerto Rico Convention Ctr. District Auth. Hotel Occupancy Tax Rev. Participating VRDN Series MS 1290, 3.48% (Liquidity Facility Morgan Stanley) (b)(e)	5,000,000	5,000,000
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN:
Series MS 1276, 3.48% (Liquidity Facility Morgan Stanley) (b)(e)	1,700,000	1,700,000
Series PA 1223, 3.46% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	6,200,000	6,200,000
Series PA 1364, 3.46% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	1,200,000	1,200,000
Series PT 2636, 3.46% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	1,800,000	1,800,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Puerto Rico - continued
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN: - continued
Series Putters 147, 3.47% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	$ 2,900,000	$ 2,900,000
Series Putters 681, 3.47% (Liquidity Facility JPMorgan Chase & Co.) (b)(e)	1,740,000	1,740,000
Series RobIns 16, 3.51% (Liquidity Facility Bank of New York, New York) (b)(e)	2,165,000	2,165,000
Series SGA 43, 3.45% (Liquidity Facility Societe Generale) (b)(e)	4,310,000	4,310,000
Puerto Rico Ind. Med. & Envir. Poll. Cont. Facilities Fing. Auth. Rev. Bonds (Abbot Labs Proj.) 3.55%, tender 3/1/07 (b)	4,330,000	4,330,523
Puerto Rico Indl., Tourist, Edl., Med. & Envir. Cont. Facilities Fing. Auth. (Ana G. Mendez Univ. Sys. Proj.) Series 1998, 3.56%, LOC Banco Santander Central Hispano SA, VRDN (b)	1,450,000	1,450,000
Puerto Rico Pub. Fin. Corp. Commonwealth Appropriation Participating VRDN Series Putters 1426, 3.51% (Liquidity Facility JPMorgan Chase & Co.) (b)(e)	2,100,000	2,100,000
RBC Muni. Prods, Inc. Trust Var States Participating VRDN Series I-3, 3.5% (Liquidity Facility Royal Bank of Canada) (b)(e)	6,800,000	6,800,000
		129,935,523
Other - 0.9%
Fidelity Tax-Free Cash Central Fund, 3.62% (c)(d)	10,031,900	10,031,900
TOTAL INVESTMENT PORTFOLIO - 98.4% (Cost $1,065,357,514)		1,065,357,514
NET OTHER ASSETS - 1.6%		17,167,375
NET ASSETS - 100%		$ 1,082,524,889
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(e) Provides evidence of ownership in one or more underlying municipal bonds.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $26,200,000 or 2.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Port Auth. of New York & New Jersey Series 1992 2, 3.53%, VRDN	2/14/92	$ 6,900,000
Port Auth. of New York & New Jersey Series 1997 1, 3.53%, VRDN	8/9/02	$ 8,900,000
Port Auth. of New York & New Jersey Series 1997 2, 3.53%, VRDN	9/15/97	$ 10,400,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Tax-Free Cash Central Fund	$ 1,485,596

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Fidelity New Jersey AMT Tax-Free Money Market Fund

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,055,325,614)	$ 1,055,325,614
Fidelity Central Funds (cost $10,031,900)	10,031,900
Total Investments (cost $1,065,357,514)		$ 1,065,357,514
Cash		10,703,069
Receivable for investments sold		9,443,574
Receivable for fund shares sold		3,141,557
Interest receivable		13,072,407
Receivable from investment adviser for expense reductions		74,975
Other receivables		149,012
Total assets		1,101,942,108

Liabilities
Payable for investments purchased Regular delivery	$ 12,451,599
Delayed delivery	4,006,080
Payable for fund shares redeemed	2,354,041
Distributions payable	223,050
Accrued management fee	381,527
Other affiliated payables	922
Total liabilities		19,417,219

Net Assets		$ 1,082,524,889
Net Assets consist of:
Paid in capital		$ 1,082,275,078
Undistributed net investment income		27,877
Accumulated undistributed net realized gain (loss) on investments		221,934
Net Assets, for 1,082,004,939 shares outstanding		$ 1,082,524,889
Net Asset Value, offering price and redemption price per share ($1,082,524,889 ÷ 1,082,004,939 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey AMT Tax-Free Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2006

Investment Income
Interest		$ 30,303,070
Income from Fidelity Central Funds		1,485,596
Total income		31,788,666

Expenses
Management fee	$ 4,107,604
Independent trustees' compensation	3,592
Total expenses before reductions	4,111,196
Expense reductions	(1,626,542)	2,484,654
Net investment income		29,304,012
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		221,934
Net increase in net assets resulting from operations		$ 29,525,946

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 29,304,012	$ 14,371,841
Net realized gain (loss)	221,934	26,566
Net increase in net assets resulting from operations	29,525,946	14,398,407
Distributions to shareholders from net investment income	(29,306,886)	(14,369,544)
Distributions to shareholders from net realized gain	-	(136,555)
Total distributions	(29,306,886)	(14,506,099)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	848,088,057	578,649,316
Reinvestment of distributions	26,850,153	13,087,968
Cost of shares redeemed	(582,579,134)	(475,396,074)
Net increase (decrease) in net assets and shares resulting from share transactions	292,359,076	116,341,210
Total increase (decrease) in net assets	292,578,136	116,233,518

Net Assets
Beginning of period	789,946,753	673,713,235
End of period (including undistributed net investment income of $27,877 and undistributed net investment income of $17,332, respectively)	$ 1,082,524,889	$ 789,946,753

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.031	.020	.009	.008	.012
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations	.031	.020	.009	.008	.012
Distributions from net investment income	(.031)	(.020)	(.009)	(.008)	(.012)
Distributions from net realized gain	-	- D	-	- D	-
Total distributions	(.031)	(.020)	(.009)	(.008)	(.012)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	3.09%	2.01%	.86%	.83%	1.23%
Ratios to Average Net Assets B, C
Expenses before reductions	.43%	.43%	.43%	.43%	.43%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.26%	.28%	.33%	.33%	.31%
Net investment income	3.07%	1.99%	.87%	.78%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,082,525	$ 789,947	$ 673,713	$ 570,862	$ 571,396

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Investment Changes/Performance

Maturity Diversification
Days	% of fund's investments 11/30/06	% of fund's investments 5/31/06	% of fund's investments 11/30/05
0 - 30	85.2	88.8	89.1
31 - 90	3.9	3.2	3.5
91 - 180	2.7	4.1	3.4
181 - 397	8.2	3.9	4.0
Weighted Average Maturity
	11/30/06	5/31/06	11/30/05
Fidelity New Jersey Municipal Money Market Fund	34 Days	26 Days	28 Days
New Jersey Tax-Free Money Market Funds Average*	36 Days	32 Days	33 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2006	As of May 31, 2006
Variable Rate Demand Notes (VRDNs) 84.8%	Variable Rate Demand Notes (VRDNs) 80.2%
Commercial Paper (including CP Mode) 0.6%	Commercial Paper (including CP Mode) 0.3%
Tender Bonds 0.0%	Tender Bonds 2.2%
Municipal Notes 12.8%	Municipal Notes 11.9%
Fidelity Municipal Cash Central Fund 0.0%	Fidelity Municipal Cash Central Fund 0.9%
Other Investments 0.1%	Other Investments 0.2%
Net Other Assets 1.7%	Net Other Assets 4.3%

Current and Historical Seven-Day Yields

	11/27/06	8/28/06	5/29/06	2/27/06	11/28/05
Fidelity New Jersey Municipal Money Market Fund	3.15%	3.14%	2.93%	2.63%	2.52%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it is possible to lose money by investing in the fund.

*Source: iMoneyNet, Inc.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Investments November 30, 2006

Showing Percentage of Net Assets

Municipal Securities - 98.3%
	Principal Amount	Value (Note 1)
Delaware/New Jersey - 1.0%
Delaware River & Bay Auth. Rev. Participating VRDN Series Merlots 00 B8, 3.51% (Liquidity Facility Wachovia Bank NA) (b)(e)	$ 17,810,000	$ 17,810,000
New Jersey - 72.8%
Bergen County Impt. Auth. Multi-family Hsg. Rev. (Kentshire Apts. Proj.) Series 2001, 3.5%, LOC Fannie Mae, VRDN (b)(c)	6,000,000	6,000,000
Borough of Riverdale BAN 4% 11/2/07	7,000,000	7,023,004
Borough of Washington BAN 4% 6/1/07 (a)	6,545,529	6,555,478
Burlington County Board Commission Pooled Ln. Rev. Participating VRDN Series ROC II R1023, 3.51% (Liquidity Facility Citigroup, Inc.) (b)(e)	1,710,000	1,710,000
Casino Reinvestment Dev. Auth. Packaging Fee Rev. Participating VRDN Series MSTC 01 175, 3.51% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)	8,765,000	8,765,000
Casino Reinvestment Dev. Auth. Rev. Participating VRDN Series Merlots 05 A3, 3.51% (Liquidity Facility Wachovia Bank NA) (b)(e)	8,125,000	8,125,000
Cranbury Township Gen. Oblig. BAN 4% 12/6/06	5,876,500	5,876,625
Cumberland County Gen. Oblig. BAN 4.5% 5/16/07	10,500,000	10,535,911
East Brunswick Township Gen. Oblig. BAN 4.35% 2/23/07	3,541,000	3,545,867
East Windsor Township Gen. Oblig. BAN:
4% 11/30/07	8,037,248	8,068,908
4.3% 12/1/06	8,993,996	8,993,996
Englewood Gen. Oblig. BAN 4.5% 7/6/07	17,749,564	17,816,545
Essex County Impt. Auth. Rev. Participating VRDN Series MS 966 D, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	11,525,000	11,525,000
Garden State Preservation Trust Open Space & Farmland Preservation Participating VRDN:
Series Merlots 05 A23, 3.51% (Liquidity Facility Bank of New York, New York) (b)(e)	21,920,000	21,920,000
Series PT 1916, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	4,825,000	4,825,000
Series TOC 05 RR, 3.51% (Liquidity Facility Goldman Sachs Group, Inc.) (b)(e)	10,625,000	10,625,000
Highland Park Gen. Oblig. BAN 4.5% 6/25/07	5,676,375	5,699,216
Holmdel Township Gen. Oblig. BAN 4% 11/13/07	4,012,230	4,026,953
Howell Township Gen. Oblig. TAN 4.5% 3/14/07	11,000,000	11,027,867
Jersey City Gen. Oblig. BAN Series A, 4.5% 2/23/07	7,050,000	7,061,928
Madison Borough Board of Ed. Morris BAN 4.5% 7/6/07	11,000,000	11,039,608
Madison Borough Gen. Oblig. BAN 4% 10/19/07	11,200,000	11,244,759
Massachusettts Bay Trans. Auth. & New York Mtg. Agcy. Homeowner Participating VRDN 3.54% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(e)	12,930,000	12,930,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
Montville Township Gen. Oblig. BAN 4.5% 5/24/07	$ 8,368,000	$ 8,399,155
Morris County Gen. Oblig. BAN 4% 10/4/07	5,000,000	5,020,284
Mount Holly Township BAN Series B, 4% 11/21/07	7,360,262	7,383,735
Mount Laurel Township Gen. Oblig. BAN Series G, 4.5% 11/2/07	11,800,677	11,892,905
New Brunswick Gen. Oblig. BAN 4.5% 1/9/07	2,000,000	2,001,350
New Jersey Ctfs. of Prtn. Participating VRDN Series LB 04 L26, 3.51% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(e)	1,800,000	1,800,000
New Jersey Econ. Dev. Auth. Econ. Dev. Rev.:
(Int'l. Processing Corp. Proj.) 3.55%, LOC Bank of America NA, VRDN (b)(c)	300,000	300,000
(The Morris Museum, Inc. Proj.) 3.49%, LOC JPMorgan Chase Bank, VRDN (b)	9,200,000	9,200,000
(The Pennington School Proj.) 3.48%, LOC Citizens Bank of Pennsylvania, VRDN (b)	2,100,000	2,100,000
New Jersey Econ. Dev. Auth. Natural Gas Facilities Rev. Participating VRDN:
Series MS 1202X, 3.53% (Liquidity Facility Morgan Stanley) (b)(c)(e)	3,200,000	3,200,000
Series MS 98 161, 3.53% (Liquidity Facility Morgan Stanley) (b)(c)(e)	1,625,000	1,625,000
New Jersey Econ. Dev. Auth. Rev.:
Bonds (Cranes Mill Proj.) Series A, 7% 2/1/10 (Pre-Refunded to 2/1/07 @ 101) (d)	1,700,000	1,725,689
Participating VRDN:
Series 06 1474, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	4,465,000	4,465,000
Series Eagles 06 0135, 3.52% (Liquidity Facility Citibank NA) (b)(e)	12,300,000	12,300,000
Series FRRI 01 N10, 3.51% (Liquidity Facility Bank of New York, New York) (b)(e)	7,150,000	7,150,000
Series MACN 05 H, 3.51% (Liquidity Facility Bank of America NA) (b)(e)	3,030,000	3,030,000
Series Merlots 04 B14, 3.51% (Liquidity Facility Wachovia Bank NA) (b)(e)	18,105,000	18,105,000
Series MSTC 9057, 3.51% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)	6,990,000	6,990,000
Series MT 14, 3.5% (Liquidity Facility BNP Paribas SA) (b)(e)	15,660,000	15,660,000
Series MT 34, 3.51% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(e)	7,500,000	7,500,000
Series PA 1239, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	6,000,000	6,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Econ. Dev. Auth. Rev.: - continued
Participating VRDN:
Series Putters 502, 3.52% (Liquidity Facility PNC Bank NA, Pittsburgh) (b)(e)	$ 10,740,000	$ 10,740,000
Series Putters 785Z, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	7,370,000	7,370,000
(5901 Tonelle Ave. Assoc. Proj.) Series 2001, 3.54%, LOC Wachovia Bank NA, VRDN (b)(c)	3,350,000	3,350,000
(Jewish Home at Rockleigh Proj.) Series B, 3.63%, LOC Allied Irish Banks PLC, VRDN (b)	4,700,000	4,700,000
(LPS Inds. Proj.) 3.54%, LOC Wachovia Bank NA, VRDN (b)(c)	7,275,000	7,275,000
(Meriden Assisted Living at Shrewsbury Proj.) 3.52%, LOC Fannie Mae, VRDN (b)(c)	10,500,000	10,500,000
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. (Port Newark Container LLC Proj.) 3.5%, LOC Citibank NA, VRDN (b)(c)	43,400,000	43,400,000
New Jersey Econ. Dev. Auth. Thermal Energy Facilities Rev. (Marina Energy LLC Proj.) Series A, 3.52%, LOC Wachovia Bank NA, VRDN (b)(c)	14,400,000	14,400,000
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev. (United Wtr., Inc. Proj.) Series 1996 C, 3.77% (AMBAC Insured), VRDN (b)(c)	3,435,000	3,435,000
New Jersey Ed. Dev. Participating VRDN Series ROC 689, 3.51% (Liquidity Facility Citibank NA) (b)(e)	7,500,000	7,500,000
New Jersey Edl. Facilities Auth. Rev. Participating VRDN:
Series EGL 720050059 Class A, 3.52% (Liquidity Facility Citibank NA) (b)(e)	3,810,000	3,810,000
Series MS 1419, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	6,135,000	6,135,000
Series Putters 801, 3.52% (Liquidity Facility JPMorgan Chase & Co.) (b)(e)	2,770,000	2,770,000
Series ROC II R2191, 3.51% (Liquidity Facility Citigroup, Inc.) (b)(e)	5,685,000	5,685,000
Series ROC II R295, 3.51% (Liquidity Facility Citibank NA) (b)(e)	4,995,000	4,995,000
New Jersey Envir. Infrastructure Trust Participating VRDN Series Putters 585, 3.55% (Liquidity Facility JPMorgan Chase & Co.) (b)(c)(e)	3,955,000	3,955,000
New Jersey Gen. Oblig. Participating VRDN:
Series FRRI L8, 3.54% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(e)	9,950,000	9,950,000
Series Macon 04 F, 3.51% (Liquidity Facility Bank of America NA) (b)(e)	4,635,000	4,635,000
Series MSTC 01 174, 3.67% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)	17,225,000	17,225,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Gen. Oblig. Participating VRDN: - continued
Series PT 2509, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	$ 12,500,000	$ 12,500,000
Series PT 2893, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	975,000	975,000
Series PT 3272, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	6,435,000	6,435,000
Series PT 3508, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	4,000,000	4,000,000
Series Putters 1369, 3.52% (Liquidity Facility JPMorgan Chase & Co.) (b)(e)	4,430,000	4,430,000
New Jersey Health Care Facilities Fing. Auth. Participating VRDN Series Putters 1063, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	5,805,000	5,805,000
New Jersey Health Care Facilities Fing. Auth. Rev.:
Participating VRDN:
Series Merlots 06 F1, 3.51% (Liquidity Facility Wachovia Bank NA) (b)(e)	22,300,000	22,300,000
Series MT 24, 3.5% (Liquidity Facility Svenska Handelsbanken AB) (b)(e)	6,275,000	6,275,000
Series MT 25, 3.5% (Liquidity Facility Svenska Handelsbanken AB) (b)(e)	6,460,000	6,460,000
(Saint Barnabas Med. Ctr. Proj.) Series 2001 A, 3.44%, LOC JPMorgan Chase Bank, VRDN (b)	6,925,000	6,925,000
(Southern Ocean County Hosp. Proj.) 3.44%, LOC Wachovia Bank NA, VRDN (b)	5,800,000	5,800,000
New Jersey Hsg. & Mtg. Fin. Agcy. Multi-family Rev. Series D, 3.5% (FGIC Insured), VRDN (b)(c)	17,200,000	17,200,000
New Jersey Hsg. & Mtg. Fin. Agcy. Rev.:
Participating VRDN:
Series 1999 V, 3.55% (Liquidity Facility Bank of America NA) (b)(c)(e)	4,375,000	4,375,000
Series Merlots 00 A2, 3.56% (Liquidity Facility Wachovia Bank NA) (b)(c)(e)	630,000	630,000
Series PT 1289, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	815,000	815,000
(Single Family Hsg. Proj.):
Series 2005 O:
3.56% (Liquidity Facility Dexia Cr. Local de France), VRDN (b)(c)	15,000,000	15,000,000
3.56% (Liquidity Facility Dexia Cr. Local de France), VRDN (b)(c)	7,735,000	7,735,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Hsg. & Mtg. Fin. Agcy. Rev.: - continued
Series 2005 Q, 3.55% (Liquidity Facility Dexia Cr. Local de France), VRDN (b)(c)	$ 34,070,000	$ 34,070,000
(Single Family Hsg. Proj.):
Series 2005 R, 3.55% (Liquidity Facility Dexia Cr. Local de France), VRDN (b)(c)	28,610,000	28,610,000
New Jersey Sports & Exposition Auth. Contract Rev. Participating VRDN Series PA 649R, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	2,600,000	2,600,000
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN:
Series AAB 00 6, 3.49% (Liquidity Facility ABN-AMRO Bank NV) (b)(e)	29,240,000	29,240,000
Series Merlots 00 EEE, 3.51% (Liquidity Facility Wachovia Bank NA) (b)(e)	3,980,000	3,980,000
Series MS 06 1313, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	5,000,000	5,000,000
Series PA 613, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	2,000,000	2,000,000
Series PA 670, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	2,345,000	2,345,000
Series PT 2493, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	9,900,000	9,900,000
Series Putters 155, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	1,000,000	1,000,000
Series ROC II R323, 3.51% (Liquidity Facility Citibank NA) (b)(e)	9,495,000	9,495,000
Series ROC II R4032, 3.51% (Liquidity Facility Citigroup, Inc.) (b)(e)	1,895,000	1,895,000
Series ROC II R549, 3.51% (Liquidity Facility Citibank NA) (b)(e)	19,985,000	19,985,000
New Jersey Trans. Auth. Participating VRDN:
Series MSTC 06 3008 Class A, 3.55% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)	13,985,000	13,985,000
Series MSTC 06 3015 Class A, 3.55% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)	8,935,000	8,935,000
New Jersey Trans. Trust Fund Participating VRDN Series LB 06 P27U, 3.54% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(e)	8,700,000	8,700,000
New Jersey Trans. Trust Fund Auth. Participating VRDN:
Series ROC 632, 3.54% (Liquidity Facility Citigroup, Inc.) (b)(e)	3,045,000	3,045,000
Series EGL 20030034 Class A, 3.52% (Liquidity Facility Citibank NA) (b)(e)	5,480,000	5,480,000
Series Floaters 06 14Z, 3.54% (Liquidity Facility Goldman Sachs Group, Inc.) (b)(e)	2,910,000	2,910,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Trans. Trust Fund Auth. Participating VRDN: - continued
Series GS 06 10Z, 3.54% (Liquidity Facility Goldman Sachs Group, Inc.) (b)(e)	$ 8,920,000	$ 8,920,000
Series Merlots 04 B, 3.51% (Liquidity Facility Wachovia Bank NA) (b)(e)	5,700,000	5,700,000
Series MS 00 224, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	9,000,000	9,000,000
Series MS 963D, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	12,340,000	12,340,000
Series MS 98 54, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	11,935,000	11,935,000
Series MT 245, 3.5% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (b)(e)	49,660,000	49,660,001
Series PA 1381, 3.54% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	15,000,000	15,000,000
Series PA 958P, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	2,000,000	2,000,000
Series PT 1926, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	5,795,000	5,795,000
Series PT 2363A, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	1,960,000	1,960,000
Series PT 2494, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	4,680,000	4,680,000
Series PT 2572, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	3,765,000	3,765,000
Series PT 2711, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	5,950,000	5,950,000
Series PT 3291, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	16,490,000	16,490,000
Series PT 3495, 3.5% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	2,000,000	2,000,000
Series Putters 1143, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	3,990,000	3,990,000
Series Putters 1144, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	7,465,000	7,465,000
Series Putters 1365, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	16,640,000	16,640,000
Series Putters 1366, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	15,575,000	15,575,000
Series Putters 1403, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	1,495,000	1,495,000
Series Putters 503, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	2,690,000	2,690,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Trans. Trust Fund Auth. Participating VRDN: - continued
Series Putters 818, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	$ 21,425,000	$ 21,425,000
Series Putters 820, 3.52% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	10,705,000	10,705,000
Series PZ 109, 3.53% (Liquidity Facility Dexia Cr. Local de France) (b)(e)	12,270,000	12,270,000
Series PZ 110, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	10,100,000	10,100,000
Series PZ 111, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	16,500,000	16,500,000
Series PZ 116, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	22,175,000	22,175,000
Series PZ 139, 3.54% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	3,615,000	3,615,000
Series ROC II R146, 3.51% (Liquidity Facility Citibank NA) (b)(e)	7,495,000	7,495,000
Series ROC II R447, 3.51% (Liquidity Facility Citibank NA) (b)(e)	3,000,000	3,000,000
New Jersey Transit Corp. Ctfs. of Prtn. Participating VRDN Series Putters 1057B, 3.52% (Liquidity Facility JPMorgan Chase & Co.) (b)(e)	25,775,000	25,775,000
Newark Gen. Oblig. Participating VRDN Series ROC II R4539, 3.51% (Liquidity Facility Citigroup, Inc.) (b)(e)	2,175,000	2,175,000
North Bergen County Gen. Oblig. BAN 4.5% 5/15/07	5,324,000	5,342,559
North Brunswick Township Gen. Oblig. BAN Series B, 4% 11/9/07	10,900,000	10,943,514
Passaic Gen. Oblig. BAN 4.5% 8/10/07	5,526,000	5,547,289
Point Pleasant BAN 4.25% 1/31/07	3,000,000	3,001,618
RBC Muni. Prods, Inc. Trust Var States Participating VRDN Series I-1, 3.52% (Liquidity Facility Royal Bank of Canada) (b)(e)	16,420,000	16,420,000
Somerset County Indl. Poll. Cont. Fing. Auth. Rev. (American Cyanamid Co. Proj.) 3.85%, VRDN (b)	1,500,000	1,500,000
South Orange Village Township Rev. BAN 4.5% 4/25/07	8,283,715	8,309,091
Tobacco Settlement Fing. Corp. Participating VRDN:
Series PA 1285, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	5,100,000	5,100,000
Series PA 1350, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	2,300,000	2,300,000
Trenton Gen. Oblig. BAN 4% 7/12/07	15,195,218	15,234,192
Union County Impt. Auth. Rev. (Cedar Glen Hsg. Corp. Proj.) 3.47%, LOC Fannie Mae, VRDN (b)(c)	21,500,000	21,500,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
Union Township Gen. Oblig. BAN 4.25% 1/11/07	$ 5,714,000	$ 5,719,464
Upper Saddle River Gen. Oblig. BAN 4.25% 3/1/07	4,423,783	4,430,696
Woodbridge Township Gen. Oblig. BAN 4% 7/12/07	14,900,000	14,943,572
		1,292,031,779
New Jersey/Pennsylvania - 4.0%
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Participating VRDN:
Series Merlots 00 B4, 3.54% (Liquidity Facility Wachovia Bank NA) (b)(e)	5,900,000	5,900,000
Series Merlots 00 K, 3.51% (Liquidity Facility Wachovia Bank NA) (b)(e)	16,165,000	16,165,000
Series MS 00 396, 3.5% (Liquidity Facility Morgan Stanley) (b)(e)	11,510,000	11,510,000
Series PA 606, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	9,495,000	9,495,000
Series PA 611, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	9,995,000	9,995,000
Series PA 965R, 3.51% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	4,210,000	4,210,000
Series SG 53, 3.5% (Liquidity Facility Societe Generale) (b)(e)	12,940,000	12,940,000
		70,215,000
New York & New Jersey - 15.4%
Port Auth. of New York & New Jersey:
Participating VRDN:
Series Eagle 06 0134, 3.52% (Liquidity Facility Citibank NA) (b)(e)	15,200,000	15,200,000
Series Eagle 06 0140, 3.52% (Liquidity Facility Citibank NA) (b)(e)	18,735,000	18,735,000
Series EGL 06 107 Class A, 3.55% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(c)(e)	27,900,000	27,900,000
Series MS 01 701, 3.54% (Liquidity Facility Morgan Stanley) (b)(c)(e)	4,995,000	4,995,000
Series PA 1038R, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	4,995,000	4,995,000
Series PA 1171R, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	5,100,000	5,100,000
Series PA 1251, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	4,600,000	4,600,000
Series PA 1332, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	5,895,000	5,895,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New York & New Jersey - continued
Port Auth. of New York & New Jersey: - continued
Participating VRDN:
Series PT 1269, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	$ 9,805,000	$ 9,805,000
Series PT 2698, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	7,700,000	7,700,000
Series PT 3177, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	8,555,000	8,555,000
Series PT 3560, 3.53% (Liquidity Facility Dexia Cr. Local de France) (b)(c)(e)	2,730,000	2,730,000
Series PT 870, 3.53% (Liquidity Facility DEPFA BANK PLC) (b)(c)(e)	2,300,000	2,300,000
Series PT 984, 3.5% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(e)	7,870,000	7,870,000
Series RobIns 10, 3.53% (Liquidity Facility Bank of New York, New York) (b)(c)(e)	2,050,000	2,050,000
Series ROC II R43, 3.54% (Liquidity Facility Citibank NA) (b)(c)(e)	7,015,000	7,015,000
Series 1991 3, 3.56%, VRDN (b)(c)(f)	9,800,000	9,800,000
Series 1991, 3.56%, VRDN (b)(c)(f)	8,800,000	8,800,000
Series 1992, 3.53%, VRDN (b)(f)	6,800,000	6,800,000
Series 1995 4, 3.56%, VRDN (b)(c)(f)	10,500,000	10,500,000
Series 1995, 3.56%, VRDN (b)(c)(f)	9,400,000	9,400,000
Series 4, 3.53%, VRDN (b)	10,000,000	10,000,000
Series B, 3.6% 12/5/06 (Liquidity Facility Landesbank Hessen-Thuringen), CP	11,000,000	11,000,000
Port Auth. of New York & New Jersey Spl. Oblig. Rev.:
Participating VRDN:
Series MS 00 331, 3.54% (Liquidity Facility Morgan Stanley) (b)(c)(e)	18,830,000	18,830,000
Series MS 98 157, 3.54% (Liquidity Facility Morgan Stanley) (b)(c)(e)	3,160,000	3,160,000
Series PA 1258, 3.53% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	3,500,000	3,500,000
Series Putters 278, 3.55% (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	18,435,000	18,435,000
Series 1R, 3.65%, VRDN (b)(c)	25,650,000	25,650,000
Series 3, 3.6%, VRDN (b)	500,000	500,000
Series 6, 3.69%, VRDN (b)(c)	1,200,000	1,200,000
		273,020,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Puerto Rico - 4.2%
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN:
Series Merlots 00 EE, 3.49% (Liquidity Facility Wachovia Bank NA) (b)(e)	$ 2,575,000	$ 2,575,000
Series RobIns 3, 3.51% (Liquidity Facility Bank of New York, New York) (b)(e)	1,610,000	1,610,000
Series ROC II R185, 3.48% (Liquidity Facility Citibank NA) (b)(e)	4,405,000	4,405,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Participating VRDN 3.48% (Liquidity Facility Citibank NA) (b)(e)	1,695,000	1,695,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev. Participating VRDN:
Series MACN 05 N, 3.49% (Liquidity Facility Bank of America NA) (b)(e)	10,800,000	10,800,000
Series MACN 06 R, 3.49% (Liquidity Facility Bank of America NA) (b)(e)	7,500,000	7,500,000
Series ROC II R 636CE, 3.5% (Liquidity Facility Citigroup, Inc.) (b)(e)	19,500,000	19,500,000
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN Series MT 258, 3.46% (Liquidity Facility Bayerische Landesbank (UNGTD)) (b)(e)	13,840,000	13,840,000
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN:
Series MS 1276, 3.48% (Liquidity Facility Morgan Stanley) (b)(e)	4,400,000	4,400,000
Series Putters 147, 3.47% (Liquidity Facility JPMorgan Chase Bank) (b)(e)	1,560,000	1,560,000
Series ROC II R179, 3.48% (Liquidity Facility Citibank NA) (b)(e)	1,495,000	1,495,000
Puerto Rico Pub. Bldg. Auth. Rev. Participating VRDN Series MS 787, 3.48% (Liquidity Facility Morgan Stanley) (b)(e)	6,000,000	6,000,000
		75,380,000
Virgin Islands - 0.9%
Virgin Islands Pub. Fin. Auth. Rev. Participating VRDN Series MS 06 1409, 3.48% (Liquidity Facility Morgan Stanley) (b)(e)	15,765,000	15,765,000
TOTAL INVESTMENT PORTFOLIO - 98.3% (Cost $1,744,221,779)		1,744,221,779
NET OTHER ASSETS - 1.7%		30,645,261
NET ASSETS - 100%		$ 1,774,867,040
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
TAN - TAX ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Provides evidence of ownership in one or more underlying municipal bonds.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $45,300,000 or 2.6% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Port Auth. of New York & New Jersey Series 1991 3, 3.56%, VRDN	12/3/03	$ 9,800,000
Port Auth. of New York & New Jersey Series 1991, 3.56%, VRDN	6/18/91	$ 8,800,000
Port Auth. of New York & New Jersey Series 1992, 3.53%, VRDN	2/14/92	$ 6,800,000
Port Auth. of New York & New Jersey Series 1995 4, 3.56%, VRDN	8/9/02	$ 10,500,000
Port Auth. of New York & New Jersey Series 1995, 3.56%, VRDN	9/15/95	$ 9,400,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Municipal Cash Central Fund	$ 1,373,160

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Fidelity New Jersey Municipal Money Market Fund

Statement of Assets and Liabilities

	November 30, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,744,221,779)		$ 1,744,221,779
Cash		11,423,245
Receivable for fund shares sold		33,423,557
Interest receivable		19,679,446
Other receivables		210,534
Total assets		1,808,958,561

Liabilities
Payable for investments purchased Regular delivery	$ 3,409,038
Delayed delivery	6,555,478
Payable for fund shares redeemed	23,052,866
Distributions payable	70,951
Accrued management fee	541,021
Other affiliated payables	401,462
Other payables and accrued expenses	60,705
Total liabilities		34,091,521

Net Assets		$ 1,774,867,040
Net Assets consist of:
Paid in capital		$ 1,774,657,450
Undistributed net investment income		36,524
Accumulated undistributed net realized gain (loss) on investments		173,066
Net Assets, for 1,773,604,728 shares outstanding		$ 1,774,867,040
Net Asset Value, offering price and redemption price per share ($1,774,867,040 ÷ 1,773,604,728 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2006

Investment Income
Interest		$ 53,682,015
Income from Fidelity Central Funds		1,373,160
Total income		55,055,175

Expenses
Management fee	$ 6,158,142
Transfer agent fees	2,137,699
Accounting fees and expenses	162,276
Custodian fees and expenses	26,130
Independent trustees' compensation	6,285
Registration fees	56,227
Audit	44,339
Legal	6,662
Miscellaneous	10,183
Total expenses before reductions	8,607,943
Expense reductions	(1,985,483)	6,622,460
Net investment income		48,432,715
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		173,066
Net increase in net assets resulting from operations		$ 48,605,781

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2006	Year ended November 30, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 48,432,715	$ 26,807,417
Net realized gain (loss)	173,066	134,179
Net increase in net assets resulting from operations	48,605,781	26,941,596
Distributions to shareholders from net investment income	(48,429,609)	(26,812,288)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	5,470,336,633	4,172,438,591
Reinvestment of distributions	47,667,325	26,498,785
Cost of shares redeemed	(5,249,989,868)	(4,116,268,457)
Net increase (decrease) in net assets and shares resulting from share transactions	268,014,090	82,668,919
Total increase (decrease) in net assets	268,190,262	82,798,227

Net Assets
Beginning of period	1,506,676,778	1,423,878,551
End of period (including undistributed net investment income of $36,524 and undistributed net investment income of $33,418, respectively)	$ 1,774,867,040	$ 1,506,676,778

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.029	.018	.007	.006	.010
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations	.029	.018	.007	.006	.010
Distributions from net investment income	(.029)	(.018)	(.007)	(.006)	(.010)
Distributions from net realized gain	-	-	-	- D	-
Total distributions	(.029)	(.018)	(.007)	(.006)	(.010)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	2.95%	1.84%	.68%	.64%	1.05%
Ratios to Average Net Assets B, C
Expenses before reductions	.52%	.52%	.53%	.52%	.52%
Expenses net of fee waivers, if any	.52%	.52%	.53%	.52%	.52%
Expenses net of all reductions	.40%	.43%	.51%	.50%	.48%
Net investment income	2.91%	1.82%	.68%	.61%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,774,867	$ 1,506,677	$ 1,423,879	$ 1,243,850	$ 1,242,248

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2006

1. Significant Accounting Policies.

Fidelity New Jersey Municipal Income Fund (the Income Fund) is a fund of Fidelity Court Street Trust. Fidelity New Jersey AMT Tax-Free Money Market Fund and Fidelity New Jersey Municipal Money Market Fund (the Money Market Funds) are funds of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Each Fund may be affected by economic and political developments in the state of New Jersey. The Funds may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Income Fund and the Money Market Funds, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments. For the Income Fund, debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities owned by the Money Market Funds are valued at amortized cost which approximates value.

Investment Transactions and Income. Security transactions, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, Certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, market discount, deferred trustees compensation and losses deferred due to futures transactions.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Fidelity New Jersey Municipal Income Fund	$ 547,689,979	$ 22,409,225	$ (82,315)	$ 22,326,910
Fidelity New Jersey AMT Tax-Free Money Market Fund	1,065,357,514	-	-	-
Fidelity New Jersey Municipal Money Market Fund	1,744,221,779	-	-	-
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Fidelity New Jersey Municipal Income Fund	$ -	$ 1,776,734	$ -
Fidelity New Jersey AMT Tax-Free Money Market Fund	62,465	150,709	-
Fidelity New Jersey Municipal Money Market Fund	38,070	-	-

The tax character of distributions paid was as follows:

November 30, 2006	Tax-exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity New Jersey Municipal Income Fund	$ 21,891,832	$ -	$ 7,033,064	$ 28,924,896
Fidelity New Jersey AMT Tax-Free Money Market Fund	29,306,886	-	-	29,306,886
Fidelity New Jersey Municipal Money Market Fund	48,429,609	-	-	48,429,609
November 30, 2005	Tax-exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity New Jersey Municipal Income Fund	$ 21,774,493	$ -	$ 4,916,800	$ 26,691,293
Fidelity New Jersey AMT Tax-Free Money Market Fund	14,369,544	-	136,555	14,506,099
Fidelity New Jersey Municipal Money Market Fund	26,812,288	-	-	26,812,288

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Income Fund less than 30 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Certain Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

2. Operating Policies - continued

Futures Contracts. The Income Fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Income Funds' Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $102,364,833 and $94,694,619, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide Fidelity New Jersey Municipal Income Fund and Fidelity New Jersey Municipal Money Market with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity New Jersey Municipal Income Fund	.25%	.12%	.37%
Fidelity New Jersey Municipal Money Market Fund	.25%	.12%	.37%

FMR and its affiliates provide Fidelity New Jersey AMT Tax-Free Money Market Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .43% of the Fund's average net assets. FMR pays all other expenses, except the compensation of the independent Trustees and certain exceptions such as interest expense, including commitment fees. The management fee paid to FMR by the Fund is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the Funds. Citibank has entered into a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the Funds' transfer and shareholder servicing agent and accounting functions. Under the terms of the management fee contract, FMR pays transfer agent fees on behalf of the New Jersey AMT Tax-Free Money Market Fund. The Income Fund and New Jersey Municipal Money Market Fund pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity New Jersey Municipal Income Fund	.07%	|
Fidelity New Jersey Municipal Money Market Fund	.13%

Investments in Fidelity Central Funds. The Funds may invest in Fidelity Central Funds. The Funds' Schedule of Investments lists each of the Fidelity Central Funds as an investment of each Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of (FMR).

5. Committed Line of Credit.

The Income Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Fidelity New Jersey Municipal Income Fund	$ 1,261

During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following funds were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Fidelity New Jersey AMT Tax-Free Money Market Fund	.35%	$ 766,253

Through arrangements with the Income Fund's and New Jersey Municipal Money Market Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction
Fidelity New Jersey Municipal Income Fund	$ 8,913	$ 296,413	$ 66,916
Fidelity New Jersey Municipal Money Market Fund	26,130	1,885,513	73,840

In addition, through an arrangement with Fidelity New Jersey AMT Tax-Free Money Market Fund's custodian and transfer agent, $860,289 of credits realized as a result of uninvested cash balances were used to reduce the Fund's management fee.

Annual Report

Notes to Financial Statements - continued

7. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Fidelity New Jersey Municipal Income Fund, Fidelity New Jersey AMT Tax-Free Money Market Fund and Fidelity New Jersey Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Jersey Municipal Income Fund (a fund of Fidelity Court Street Trust), Fidelity New Jersey AMT Tax-Free Money Market Fund (a fund of Fidelity Court Street Trust) and Fidelity New Jersey Municipal Money Market Fund (a fund of Fidelity Court Street Trust II) at November 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Court Street Trust's and Fidelity Court Street Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1977 or 1991

Trustee of Fidelity Court Street (1977) and Fidelity Court Street II (1991). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Court Street Trust and Court Street Trust II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2005 or 2006

Vice President of New Jersey Municipal Income (2005), New Jersey Municipal Money Market (2006), and New Jersey AMT Tax-Free Money Market (2006). Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Charles S. Morrison (45)

Year of Election or Appointment: 2005

Vice President of New Jersey Municipal Money Market and New Jersey AMT Tax-Free Money Market. Mr. Morrison also serves as Vice President of Fidelity's Money Market Funds (2005-present) and certain Asset Allocation Funds (2002-present). Previously, he served as Vice President of Fidelity's Bond Funds (2002-2005) and certain Balanced Funds (2002-2005). He served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002-present) and FMR (2002-present). Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of New Jersey Municipal Income, New Jersey Municipal Money Market, and New Jersey AMT Tax-Free Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004- present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005- present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of New Jersey Municipal Income. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Mark Sommer (46)

Year of Election or Appointment: 2004

Vice President of New Jersey Municipal Income. Mr. Sommer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Sommer managed a variety of Fidelity funds.

Michael Widrig (43)

Year of Election or Appointment: 2004

Vice President of New Jersey Municipal Money Market and New Jersey AMT Tax-Free Money Market. Mr. Widrig also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Widrig worked as an analyst and manager.

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of New Jersey Municipal Income, New Jersey Municipal Money Market, and New Jersey AMT Tax-Free Money Market. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of New Jersey Municipal Income, New Jersey Municipal Money Market, and New Jersey AMT Tax-Free Money Market. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of New Jersey Municipal Income, New Jersey Municipal Money Market, and New Jersey AMT Tax-Free Money Market. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of New Jersey Municipal Income, New Jersey Municipal Money Market, and New Jersey AMT Tax-Free Money Market. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of New Jersey Municipal Income, New Jersey Municipal Money Market, and New Jersey AMT Tax-Free Money Market. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of New Jersey Municipal Income, New Jersey Municipal Money Market, and New Jersey AMT Tax-Free Money Market. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2007

President and Treasurer of New Jersey Municipal Income, New Jersey Municipal Money Market, and New Jersey AMT Tax-Free Money Market. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-
present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of New Jersey Municipal Income, New Jersey Municipal Money Market, and New Jersey AMT Tax-Free Money Market. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of New Jersey Municipal Income, New Jersey Municipal Money Market, and New Jersey AMT Tax-Free Money Market. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 1988 or 1990

Assistant Treasurer of New Jersey Municipal Income (1988), New Jersey Municipal Money Market (1988), and New Jersey AMT Tax-Free Money Market (1990). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of New Jersey Municipal Income, New Jersey Municipal Money Market, and New Jersey AMT Tax-Free Money Market. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of New Jersey Municipal Income, New Jersey Municipal Money Market, and New Jersey AMT Tax-Free Money Market. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of New Jersey Municipal Income, New Jersey Municipal Money Market, and New Jersey AMT Tax-Free Money Market. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of New Jersey Municipal Income, New Jersey Municipal Money Market, and New Jersey AMT Tax-Free Money Market. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Fidelity New Jersey Municipal Income Fund	12/15/06	12/18/06	$.037
Fidelity New Jersey AMT Tax-Free Money Market Fund	12/15/06	12/18/06	$.0001

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended November 30, 2006, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Fidelity New Jersey Municipal Income Fund	$2,108,200
Fidelity New Jersey AMT Tax-Free Money Market Fund	$150,709
Fidelity New Jersey Municipal Money Market Fund	$162,711

During fiscal year ended 2006, 100% of each fund's income dividends were free from federal income tax, and 11.43%, 0.00% and 29.84% of Fidelity New Jersey Municipal Income Fund's, Fidelity New Jersey AMT Tax-Free Money Market Fund's, and Fidelity New Jersey Municipal Money Market Fund's, respectively, income dividends were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity New Jersey Municipal Income Fund / Fidelity New Jersey AMT Tax-Free Money Market Fund / Fidelity New Jersey Municipal Money Market Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of the management fee and total expenses of each fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index (bond fund only, as money market funds are typically not compared against a market index), and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark") (bond fund only), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity New Jersey Municipal Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown.

Fidelity New Jersey AMT Tax-Free Money Market Fund

Annual Report

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for all the periods shown.

Fidelity New Jersey Municipal Money Market Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for all the periods shown.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 25% would mean that 75% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board. For a more meaningful comparison of management fees, Fidelity New Jersey AMT Tax-Free Money Market Fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for non-management expenses (including transfer agent fees, pricing and bookkeeping fees, and custody fees) from the fund's all-inclusive fee. In this regard, the Board realizes that net management fees can vary from year to year because of differences in non-management expenses.

Fidelity New Jersey Municipal Income Fund

Annual Report

Fidelity New Jersey AMT Tax-Free Money Market Fund

Fidelity New Jersey Municipal Money Market Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of each of Fidelity New Jersey Municipal Income Fund's and Fidelity New Jersey Municipal Money Market Fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses.

In its review of Fidelity New Jersey AMT Tax-Free Money Market Fund's total expenses, the Board considered the fund's hypothetical net management fee as well as the fund's all-inclusive fee. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted the effects of any waivers and reimbursements on fees and expenses.

As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expenses ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Fidelity New Jersey Municipal Income Fund and Fidelity New Jersey Municipal Money Market Fund only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in a fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that Fidelity New Jersey Municipal Income Fund's and Fidelity New Jersey Municipal Money Market Fund's management contracts incorporate a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Citibank, N.A.

New York, NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions

and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

NJN-UANN-0107
1.786715.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, November 30, 2006, Fidelity Court Street Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Connecticut Municipal Money Market Fund, Fidelity Florida Municipal Money Market Fund, Fidelity New Jersey AMT Tax-Free Money Market Fund and Fidelity New Jersey Municipal Money Market Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Connecticut Municipal Money Market Fund	$36,000	$36,000
Fidelity Florida Municipal Money Market Fund	$37,000	$37,000
Fidelity New Jersey AMT Tax-Free Money Market Fund	$35,000	$31,000
Fidelity New Jersey Municipal Money Market Fund	$37,000	$34,000
All funds in the Fidelity Group of Funds audited by PwC	$13,500,000	$12,100,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended November 30, 2006 and November 30, 2005 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A
Fidelity Connecticut Municipal Money Market Fund	$0	$0
Fidelity Florida Municipal Money Market Fund	$0	$0
Fidelity New Jersey AMT Tax-Free Money Market Fund	$0	$0
Fidelity New Jersey Municipal Money Market Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A
Fidelity Connecticut Municipal Money Market Fund	$1,800	$1,700
Fidelity Florida Municipal Money Market Fund	$1,800	$1,700
Fidelity New Jersey AMT Tax-Free Money Market Fund	$1,800	$1,700
Fidelity New Jersey Municipal Money Market Fund	$1,800	$1,700
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A
Fidelity Connecticut Municipal Money Market Fund	$1,900	$2,100
Fidelity Florida Municipal Money Market Fund	$2,200	$2,500
Fidelity New Jersey AMT Tax-Free Money Market Fund	$1,600	$1,700
Fidelity New Jersey Municipal Money Market Fund	$2,000	$2,300
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$145,000	$170,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2006 and November 30, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2006 and November 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2006 and November 30, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2006 and November 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2006 and November 30, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2006 and November 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended November 30, 2006 and November 30, 2005, the aggregate fees billed by PwC of $1,300,000A and $1,225,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$160,000	$150,000
Non-Covered Services	$1,140,000	$1,075,000B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Court Street Trust II

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	January 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	January 24, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	January 24, 2007